                                                                         iShares

                     2003 SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                FEBRUARY 28, 2003

                                     [PHOTO]

                               INDUSTRIAL STRENGTH
                                INVESTMENT TOOLS

iSHARES MSCI AUSTRIA INDEX FUND     iSHARES MSCI NETHERLANDS INDEX FUND
iSHARES MSCI BELGIUM INDEX FUND     iSHARES MSCI SPAIN INDEX FUND
iSHARES MSCI EMU INDEX FUND         iSHARES MSCI SWEDEN INDEX FUND
iSHARES MSCI FRANCE INDEX FUND      iSHARES MSCI SWITZERLAND INDEX FUND
iSHARES MSCI GERMANY INDEX FUND     iSHARES MSCI UNITED KINGDOM INDEX FUND
iSHARES MSCI ITALY INDEX FUND

Table of Contents

Shareholder Letter.........................................................    1
Introduction...............................................................    3
Managers' Discussion & Analysis............................................    6
Schedules of Investments...................................................   28
   iShares MSCI Austria Index Fund.........................................   28
   iShares MSCI Belgium Index Fund.........................................   29
   iShares MSCI EMU Index Fund.............................................   30
   iShares MSCI France Index Fund..........................................   35
   iShares MSCI Germany Index Fund.........................................   36
   iShares MSCI Italy Index Fund...........................................   37
   iShares MSCI Netherlands Index Fund.....................................   38
   iShares MSCI Spain Index Fund...........................................   39
   iShares MSCI Sweden Index Fund..........................................   40
   iShares MSCI Switzerland Index Fund.....................................   41
   iShares MSCI United Kingdom Index Fund..................................   42
Financial Statements.......................................................   44
Financial Highlights.......................................................   52
Notes to Financial Statements..............................................   63
iShares Family of Funds....................................................   74

To Our Shareholders

For many investors, the last six months was another difficult and challenging period. A tepid economy, corporate accounting scandals and lackluster company earnings all contributed to the major equity indexes declining for the third straight year, a bear market performance not seen in decades. Global geopolitical uncertainties create the possibility that challenging market conditions may continue.

However, iShares continued to innovate and expand, offering more tools that help investors tailor their portfolios to address volatility in this complex market environment. For example, iShares launched the first fixed income exchange-traded funds. Based on investor demand for less volatile asset classes, we introduced three bond funds based on Lehman U.S. Treasury indexes. In addition, to provide credit market exposure we introduced a fund based on the GS $ InvesTop(TM) Index. By the end of 2002, the fixed income iShares funds held $3.8 billion in assets and Business Week named them one of the best new products of the year./1/

With the addition of the fixed income iShares, investors can achieve more diversity in their portfolios -- and at lower cost, since iShares fees are, on average, about half those of actively managed funds./2/ With almost 80 different iShares to choose from, investors have the ability to build a diverse portfolio that covers market capitalization, sectors, value and growth, international and now fixed income indexes.

It is important for investors to remember that market segments do not tend to move in tandem, particularly during volatile market conditions. Economic conditions such as inflation, interest rate levels, currency valuations or the price of oil, as well as the normal pace of the economic cycle, all may cause investors to favor one market segment over another. The wide range of performance returns for the various iShares funds this year demonstrates that phenomenon clearly.

We encourage you to talk with your financial advisor about what blend of investments or asset allocation can best help you meet your financial goals. Throughout the coming year we will continue to work closely with the financial advisor community to introduce innovative strategies and structures for their client's portfolios. To learn more about iShares, we encourage you to visit our web site, www.iShares.com

At times like these, the importance of sound, disciplined investing is greater than ever. Such investing should be grounded in two key concepts: keeping the costs associated with investing as low as possible, and maintaining a diversified portfolio. That is why we believe iShares are proving to be an indispensable tool for investors in the current market. And that is also why more and more investors are recognizing the benefits of iShares. In fact, despite the year's difficult markets, assets under management for iShares actually grew in 2002, reaching $31 billion as of December 31.

On behalf of the iShares family of funds and our colleagues at Barclays Global Investors, we thank you for making iShares a part of your portfolio. We look forward to meeting your investment needs in the year ahead.


/s/ Garrett F. Bouton                        /s/ Lee Kranefuss
-----------------------------------          ------------------------------
Garrett F. Bouton                            Lee Kranefuss
President and Chairman of the Board          Vice President of the Board
of Directors for ishares, Inc.               of Directors for ishares, Inc.

iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., none of which is affiliated with SEI.

----------
/1/  Business Week, 12/16/02.
/2/  Morningstar Principia, BGI analysis 6/02.

For complete information, including charges and expenses, request a prospectus by calling 1-800-ishares (1-800-474-2737). Read it carefully before you invest.

Shareholder Letter                                                             1

There are risks involved with investing, including possible loss of principal. Diversification may not protect against market risk. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The annual management fees of iShares may be substantially less than those of most mutual funds. iShares transactions will result in brokerage commissions, but the savings from lower annual fees can help offset these costs. Past performance does not guarantee future results.

iShares are not sponsored, endorsed, or issued by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers.
"$ InvesTop(TM)", "$ InvesTop(TM) Index", "GS $ InvesTop(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop(TM) Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co.

2                                2003 iShares Semi-Annual Report to Shareholders

Introduction

In this section, the Investment Advisor discusses the performance of the iShares MSCI Index Funds (each, a "Fund," and collectively, the "Funds"). The introduction provides an overview of how each Fund seeks to track its respective index. In addition, the introduction identifies some of the key factors that contribute to a Funds' performance against its benchmark index.

Each Fund invests in a representative sample of the component securities in its underlying MSCI Index (using the analytic technique known as "portfolio sampling"), as opposed to a full replication of the component securities of the MSCI Index. Certain Funds may also invest to a limited extent in stocks that are not included in the relevant MSCI Index to permit them additional flexibility.

There are several important factors that should be kept in mind when reviewing the performance of each Fund.

Portfolio Sampling: Portfolio sampling is a disciplined approach to capturing index returns which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. Because of portfolio sampling, the composition of each Fund will vary from that of its underlying MSCI Index. This may cause performance to vary positively or negatively from that of its underlying MSCI Index during any period.

Fund Expenses: The MSCI Indices are only statistical composites that track changes in the financial markets of a particular country or region. Since an index does not actually hold a portfolio of securities, it does not bear management, administration, distribution, transaction or other expenses, while a Fund does incur such expenses, thereby negatively impacting the performance of a Fund.

Constraints on Portfolio Management: The Investment Advisor is subject to a number of constraints when managing the iShares MSCI Index Funds' portfolios. The "Single Issuer Rule" and the "5/50 Rule" are two constraints in the Internal Revenue Code that affect the performance of a number of the Funds.

The "Single Issuer Rule" generally requires that not more than 25% of the value of a Fund's total assets may be invested in the securities of one single issuer. This constraint applies to all share classes of an issuer. As an example, Samsung Electronics ordinary and preferred lines made up 32.07% of the MSCI South Korea Index as of February 28th, 2003. Because of the "Single Issuer Rule," however, the iShares MSCI South Korea Fund could not hold more than 25% of its assets in Samsung Electronics.

The "5/50 Rule" generally precludes the sum of all of the securities weighted over 5% from exceeding 50% of a Fund's total assets. If a security has more than one share class, then all of the share classes must be considered as one security for 5/50 Rule purposes. Many of the benchmark MSCI Indices have a greater than 50% weighting of securities that account for more than 5% of the respective index. For example, the sum of all the stocks with weightings of 5% or greater in the MSCI Mexico Index was 81.23% as of February 28th, 2003; so the iShares MSCI Mexico Index Fund had to underweight some of these stocks relative to the benchmark, and therefore overweight in other stocks.

Revenue Differential: A fourth factor that causes performance of a Fund to differ from that of its underlying MSCI Index is "revenue differential," or differences between a Funds and the underlying MSCI Index in dividend accruals/reinvestments. The Funds record dividend revenues on the "ex" dates of the underlying stocks. Prior to January 1, 2001, for developed markets, MSCI used smoothed dividends as opposed to actual dividends by allocating annual dividend revenues evenly over a 12-month period. Separately, the Funds might have different dividend rates versus the Indices due to portfolio sampling or different withholding taxes. Finally, while the sole source of revenues for the MSCI Indices is dividends, the Funds receive interest on uninvested cash and, in the case of most Funds, revenues from the lending of portfolio securities.

Effect of Uninvested Assets: Fifth, uninvested assets held by a Fund affects performance relative to its underlying benchmark index. In contrast, the MSCI Indices are always fully comprised of the underlying stocks and thus do not reflect any "unequitized" assets. The "effect of uninvested assets" refers to the impact on performance of the portion of a Fund that is not invested in stocks. Cash is the

Introduction                                                                   3
principal "unequitized" assets of a Fund. The effect of uninvested assets will tend to cause each Fund to outperform its underlying index in falling markets and underperform the underlying index in rising markets. However, even within a period that has a down market return there can be a short period of rising market where the uninvested assets in a Fund have a negative impact on return. This could cause the effect of uninvested assets to worsen a loss for the period.

Securities Lending: Finally, security lending is when a Fund loans a security in its portfolio to another party for a given time period and in return receives cash collateral for the loan. Security lending income is the income earned on lending the security, which is split between the fund and the security lending agent.

4                                2003 iShares Semi-Annual Report to Shareholders

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                                                                               5

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Managers' Discussion & Analysis

iSHARES MSCI AUSTRIA INDEX FUND
Performance as of 2/28/03

                       Average Annual Total Returns
--------------------------------------------------------------------------
  Year Ended 2/28/03     Five Years Ended 2/28/03    Inception to 2/28/03
----------------------   ------------------------   ----------------------
 NAV    MARKET   INDEX     NAV    MARKET    INDEX    NAV    MARKET   INDEX
-----   ------   -----    -----   ------    -----   -----   ------   -----
17.02%  15.65%   18.42%   (2.70)% (3.10)%   (2.85)% (1.21)% (1.34)%  (0.06)%

                         Cumulative Total Returns
--------------------------------------------------------------------------
  Year Ended 2/28/03     Five Years Ended 2/28/03    Inception to 2/28/03
----------------------   ------------------------   ----------------------
 NAV    MARKET   INDEX     NAV    MARKET    INDEX    NAV    MARKET   INDEX
-----   ------   -----   ------   ------   ------   -----   ------   -----
17.02%  15.65%   18.42%  (12.78)% (14.57)% (13.46)% (8.12)% (8.99)%  (0.41)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                 Sector Breakout

                               MSCI AUSTRIA INDEX

                                     [CHART]

                                    Pie chart

Energy              18.03%
Financials          22.27%
Industrials         13.31%
Materials           15.25%
Telecomm Services   26.07%
Utilities            5.07%

Performance Review

The total return of the iShares MSCI Austria Index Fund (the "Fund") was 10.01% for the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI Austria Index (the "Index") over the reporting period was 10.34%.

Significant Performance Factors

The Fund underperformed its benchmark by 0.33 percentage points over the reporting period. This was due to the impact of expenses and uninvested assets, which subtracted 0.42 and 0.02 percentage points, respectively, from the Fund's return. Those factors were partially offset by the positive impact of security sampling, which contributed 0.11 percentage points to the Fund's return.

6                                2003 iShares Semi-Annual Report to Shareholders

Key Market Conditions

The Austrian stock market posted a significant gain during the reporting period, even as many neighboring exchanges fell sharply. In recent years, numerous Austrian companies have been buoyed by their expansion in the growing eastern and central European consumer markets of the Czech Republic, Slovenia and Croatia, among others. This factor continued to drive a wide variety of Austrian stocks over the reporting period, including leading companies such as Erste Bank (22.77% of the Index as of February 28, 2003.)

Economic weakness elsewhere in Europe -- especially in Germany, Austria's main trading partner -- did, however, put pressure on some segments of the Austrian equity market in late 2002 and early 2003. The weakness of the U.S. economy was another source of concern for many investors, although it did have at least one positive repercussion for some investors: Worries about the U.S. economy led the euro (Austria's currency) to appreciate significantly versus the dollar over the reporting period, enhancing returns for U.S. dollar-based investors in the Austrian stock market.

Mergers, acquisitions and consolidation, whether real or merely expected, also continued to fuel the Austrian stock market in late 2002 and early 2003. In the eyes of some investors, the relatively low valuations of many Austrian companies have made them potentially attractive targets to outside firms. Shares of Telekom Austria (26.06% of the Index as of February 28, 2003), for example, rose to record highs in early 2003 based in large part on speculation that the company would be taken over by Swisscom. (No such deal had been finalized by the end of the reporting period.)

These hopes were bolstered by the privatization plans of Austria's new rightwing coalition government; it indicated that it intended to sell the government's remaining stakes in both Telekom Austria, as well as Boehler-Uddeholm (3.39% of the Index as of February 28, 2003), Voest-Alpine (5.26% of the Index as of February 28, 2003) and several other leading Austrian companies over the next four years.

Managers' Discussion & Analysis                                                7

Managers' Discussion & Analysis

iSHARES MSCI BELGIUM INDEX FUND
Performance as of 2/28/03

                          Average Annual Total Returns
-----------------------------------------------------------------------------
   Year Ended 2/28/03      Five Years Ended 2/28/03     Inception to 2/28/03
------------------------   ------------------------   -----------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET   INDEX
------   ------   ------   ------   ------    -----   ------   ------   -----
(19.01)% (17.57)% (24.91)%  (7.39)%  (7.31)%  (7.52)%  (1.56)%  (1.41)% (1.04)%

                            Cumulative Total Returns
-----------------------------------------------------------------------------
   Year Ended 2/28/03      Five Years Ended 2/28/03     Inception to 2/28/03
------------------------   ------------------------   -----------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET   INDEX
------   ------   ------   ------   ------    -----   ------   ------   -----
(19.01)% (17.57)% (24.91)% (31.89)% (31.58)% (32.35)% (10.37)%  (9.42)% (7.03)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                 Sector Breakout

                               MSCI BELGIUM INDEX

                                     [CHART]

                                    Pie chart

Consumer Discretionary    5.94%
Consumer Staples         10.21%
Financials               53.22%
Health Care               4.98%
Industrials               1.50%
Information Technology    0.91%
Materials                 6.84%
Utilities                16.40%

Performance Review

The total return of the iShares MSCI Belgium Index Fund (the "Fund") was -17.45% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI Belgium Index (the "Index") over the reporting period was -18.82%.

Significant Performance Factors

The Fund outperformed its benchmark by 1.37 percentage points over the reporting period. This was due to the impact of security sampling (explained in more detail below), revenue differential, uninvested assets and security lending, which contributed 1.73, 0.05, 0.01

8                                2003 iShares Semi-Annual Report to Shareholders
and 0.01 percentage points, respectively, to the Fund's return. These factors were partially offset by the impact of expenses, which subtracted 0.43 percentage points from the Fund's return.

As discussed in the Introduction, portfolio management constraints can restrict the Investment Adviser's ability to hold a given Index component at its benchmark weight, resulting in security mis-weights. To comply with the Single Issuer Rule, for example, the Belgium Fund was obligated to underweight the Index's largest stock, Fortis Group (28.92% of the Index as of February 28,
2003), over the reporting period while overweighting other financial names. These other financial names generally outperformed Fortis during the reporting period. As a result, security sampling had a positive impact on the Fund's returns relative to the Index's over the reporting period.

Key Market Conditions

Belgium's large number of financial companies left its stock market vulnerable to the global downturn in world equity markets over the reporting period. Financial stocks made up 53.22% of the Index on February 28, 2003. Shares of Fortis, for example, came under pressure in October 2002 after the company reported that its equity portfolio had dropped $2.1 billion below its purchase price. The company, Belgium's largest, later reported a record loss for the third quarter of 2002, due largely to declines in its equity portfolio. These factors put pressure on Fortis's shares.

The Belgian stock market rebounded in late 2002, however, as several companies reported results that, while fairly weak in absolute terms, nonetheless met investors' expectations. The financial sector was also buoyed by speculation that Belgian companies such as Dexia (12.75% of the Index as of February 28, 2003) could become the target of a takeover.

Although the rally lasted into early 2003, the Belgian stock market again dropped sharply in February. The global economy's continued weakness and the growing likelihood of a war between the United States and Iraq were major factors in the market's decline that month. In addition, alleged accounting irregularities at the Dutch supermarket operator Ahold (a non-Index component) created a ripple effect that pressured the Belgian stock market through the end of the reporting period. Although February's downturn helped drive the Index to a significant decline over the reporting period as a whole, the euro's strength versus that of the U.S. dollar during much of this period did enhance returns for U.S. dollar-based investors.

Managers' Discussion & Analysis                                                9

Managers' Discussion & Analysis

iSHARES MSCI EMU INDEX FUND
Performance as of 2/28/03

            Average Annual Total Returns              Cumulative Total Returns
---------------------------------------------------   ------------------------
   Year Ended 2/28/03        Inception to 2/28/03       Inception to 2/28/03
------------------------   ------------------------   ------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
------   ------   ------   ------   ------    -----   ------   ------   ------
(22.89)% (23.00)% (22.65)% (22.96)% (22.95)% (22.69)% (49.26)% (49.23)% (48.78)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (7/25/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (7/31/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                 Sector Breakout

                                 MSCI EMU INDEX

                                     [CHART]

                                    Pie chart

Consumer Discretionary   11.62%
Consumer Staples          8.38%
Energy                   14.59%
Financials               24.06%
Health Care               5.06%
Industrials               6.49%
Information Technology    7.45%
Materials                 6.21%
Telecomm Services         9.61%
Utilities                 6.53%

Performance Review

The total return of the iShares MSCI EMU Index Fund (the "Fund") was -12.00% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI EMU Index (the "Index") over the reporting period was -11.70%.

Significant Performance Factors

The Fund underperformed its benchmark by 0.30 percentage points over the reporting period. This was due to the impact of expenses, which subtracted 0.42 percentage points from the Fund's return. That factor was partially offset by the positive impact of security sampling, revenue differential and security lending, which contributed 0.07, 0.03 and 0.02 percentage points, respectively, to the Fund's return.

10                               2003 iShares Semi-Annual Report to Shareholders

Key Market Conditions

The significant decline of the Index over the reporting period reflected a great deal of political and economic uncertainty in European stock markets.

On the economic front, many investors were concerned about the possibility of a "double-dip" recession in the United States and persistent weakness in some of Europe's largest countries, particularly Germany. This worry cast a pall over most EMU stocks during the reporting period. The bear market was especially tough on EMU banks and insurers, many of which were forced to declare significant writedowns on their equity portfolios. In addition, the sharp appreciation of the euro and other European currencies versus the U.S. dollar made things more difficult for quite a few of the region's exporters. This trend came at a time, moreover, when consumer demand in many key markets appeared to be slowing.

Political concerns also played a role in driving down the Index over the reporting period. The growing threat of a war between the United States and Iraq was one major worry. Heightened tensions between the U.S. and North Korea was another.

Although a potential conflict in the Middle East was a negative development for most EMU stocks, one might have expected the ensuing spike in the price of crude oil to benefit Europe's energy stocks (which collectively made up 14.59% of the Index as of February 28, 2003). This was not the case, however. The share prices of both TotalFinaElf and Royal Dutch Petroleum (each with a weighting of 5.35% in the Index as of February 28, 2003), for example, remained fairly muted over the reporting period. Many investors apparently thought the spiraling price of oil was a temporary phenomenon that would reverse itself after the situation in the Middle East became clearer. Others focused on the declining margins that many energy companies have been facing in their downstream refining operations.

Managers' Discussion & Analysis                                               11

Managers' Discussion & Analysis

iSHARES MSCI FRANCE INDEX FUND
Performance as of 2/28/03

                          Average Annual Total Returns
----------------------------------------------------------------------------
   Year Ended 2/28/03      Five Years Ended 2/28/03    Inception to 2/28/03
------------------------   ------------------------   ----------------------
  NAV    MARKET    INDEX     NAV    MARKET   INDEX     NAV    MARKET   INDEX
------   ------   ------   ------   ------   ------   ----    ------   -----
(22.90)% (23.27)% (22.76)% (2.82)%  (2.89)%  (2.57)%  3.71%    3.65%   3.95%

                            Cumulative Total Returns
-----------------------------------------------------------------------------
   Year Ended 2/28/03      Five Years Ended 2/28/03    Inception to 2/28/03
------------------------   ------------------------   ----------------------
  NAV    MARKET    INDEX     NAV    MARKET   INDEX     NAV    MARKET   INDEX
------   ------   ------   ------   ------   ------   ----    ------   -----
(22.90)% (23.27)% (22.76)% (13.35)% (13.63)% (12.21)% 28.93%   28.42%  31.00%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                Sector Breakout

                               MSCI FRANCE INDEX

                                     [CHART]

                                    Pie chart

Consumer Discretionary   14.84%
Consumer Staples         14.33%
Energy                   19.04%
Financials               15.38%
Health Care              12.48%
Industrials               7.02%
Information Technology    5.55%
Materials                 5.95%
Telecomm Services         2.99%
Utilities                 2.42%

Performance Review

The total return of the iShares MSCI France Index Fund (the "Fund") was -11.18% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI France Index (the "Index") over the reporting period was -10.87%.

12                               2003 iShares Semi-Annual Report to Shareholders

Significant Performance Factors

The Fund underperformed its benchmark by 0.31 percentage points over the reporting period. This was due to the impact of expenses and uninvested assets, which subtracted 0.42 and 0.05 percentage points, respectively, from the Fund's return. Those factors were partially offset by the positive impact of security sampling, revenue differential and security lending, which contributed 0.13,
0.02 and 0.01 percentage points, respectively, to the Fund's return.

Key Market Conditions

A variety of factors combined to drive the Index sharply lower over the reporting period.

Like countless other European stocks, shares of many French companies were depressed by the poor economic outlook in parts of Europe and in the United States. Economic and political turmoil in some Latin American countries created further difficulties for French companies with interests in that region.

The ensuing equity declines exacerbated the financial difficulties of many French banks and insurance companies. Shares of insurer AXA (3.78% of the Index as of February 28, 2003), for example, were among the French market's weaker performers over the reporting period, as the company grappled with a sharp decline in the value of its equity holdings.

The crisis was not confined to the insurance sector. Another French firm facing heavy writedowns on its stock holdings and investments in South America was the utility provider Suez. (Shares of Suez, which had once been among the 10 largest stocks in the Index, had declined to a weighting of 2.40% in the Index by February 28, 2003.) The company's shares were under especially intense pressure in late February, when they lost about one fifth of their value in just one week. The cause of the decline was apparently speculation about Suez's accounting practices, though the company insisted that the rumors are unfounded.

Many French stocks came under still more pressure as tensions in the Middle East grew during the reporting period. Although the threat of a war with Iraq led to a spike in the price of crude oil, market leader TotalFinaElf did not benefit from that trend as much as might have been expected. (As of February 28, 2003, TotalFinaElf was the largest stock in the Index, with a weighting of 18.76%). Some investors apparently believed that the rise in the price of oil would be only a temporary phenomenon. Others continued to worry about a significant decline in TotalFinaElf's refining margins, keeping a lid on the company's share price over the reporting period.

Managers' Discussion & Analysis                                               13

Managers' Discussion & Analysis

iSHARES MSCI GERMANY INDEX FUND
Performance as of 2/28/03

                          Average Annual Total Returns
------------------------------------------------------------------------------
   Year Ended 2/28/03      Five Years Ended 2/28/03     Inception to 2/28/03
------------------------   ------------------------   ------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
------   ------   ------   ------   ------   ------   ------   ------   ------
(35.25)% (35.43)% (35.04)% (10.73)% (10.78)% (10.62)% (2.62)%  (2.65)%  (2.12)%

                            Cumulative Total Returns
-------------------------------------------------------------------------------
   Year Ended 2/28/03      Five Years Ended 2/28/03     Inception to 2/28/03
------------------------   ------------------------   ------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
------   ------   ------   ------   ------   ------   ------   ------   ------
(35.25)% (35.43)% (35.04)% (43.32)% (43.48)% (42.96)% (16.90)% (17.10)% (13.88)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                Sector Breakout

                               MSCI GERMANY INDEX

                                     {CHART]

                                    Pie chart

Consumer Discretionary   18.42%
Consumer Staples          2.93%
Financials               18.64%
Health Care               5.26%
Industrials              14.32%
Information Technology    7.20%
Materials                12.40%
Telecomm Services         8.65%
Utilities                12.18%

Performance Review

The total return of the iShares MSCI Germany Index Fund (the "Fund") was -23.87% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI Germany Index (the "Index") over the reporting period was -23.62%.

14                               2003 iShares Semi-Annual Report to Shareholders

Significant Performance Factors

The Fund underperformed its benchmark by 0.25 percentage points over the reporting period. This was due to the impact of expenses, which subtracted 0.42 percentage points from the Fund's return. That factor was partially offset by the positive impact of uninvested assets, security sampling, revenue differential and security lending, which contributed 0.06, 0.05, 0.04 and 0.02 percentage points, respectively, to the Fund's return.

Key Market Conditions

Like many other stock markets, Germany was pressured by the global economic slowdown and weakness in its domestic economy over the reporting period. The threat of a U.S. war with Iraq only added to the uncertainty.

What made Germany the weakest performing major stock market in Europe during the reporting period, however, was its contingent of banking and insurance stocks. At a time of declining asset values, the network of cross-shareholdings among Germany's banks and insurers created a snowball effect. Shares of Allianz (4.79% of the Index as of February 28, 2003), for example, declined along with the value of the company's equity portfolio, a rise in its loan-loss provisions and troubles at its Dresdner Bank unit. The drop in Allianz's stock price in turn led to corresponding declines in shares of companies with significant stakes in Allianz, such as Muenchener Rueckversicherung ("Munich Re," 3.43% of the Index as of February 28, 2003). German insurers such as Munich Re also faced heavy claims related to the floods that hit central Europe during the summer.

A variety of other German corporations faced more specific challenges over the reporting period. Shares of the pharmaceutical firm Bayer, for example, declined as many investors worried about the company's situation with Baycol, the cholesterol drug it was forced to withdraw from the market in 2001. (Bayer had a weighting of 3.28% in the Index as of February 28, 2003.) Meanwhile, high debt levels at such companies as Deutsche Telekom and the utility E.ON (respectively 8.65% and 9.00% of the Index as of February 28, 2003) put pressure on their shares.

Not all German stocks performed poorly over the reporting period, however. Shares of software developer SAP, for example, rose nearly 25% in a single day in mid-October 2002 and remained buoyant after the company reported higher-than-expected profits. (As of February 28, 2003, SAP had a weighting of 6.13% in the Index.) The results reflected SAP's success at cutting costs and gaining market share despite stagnant demand for business software.

Managers' Discussion & Analysis                                               15

Managers' Discussion & Analysis

iSHARES MSCI ITALY INDEX FUND
Performance as of 2/28/03

                          Average Annual Total Returns
----------------------------------------------------------------------------
   Year Ended 2/28/03      Five Years Ended 2/28/03    Inception to 2/28/03
------------------------   ------------------------   ----------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX    NAV    MARKET   INDEX
------   ------    -----   ------   ------   ------   -----   ------   -----
 (1.96)% (2.34)%  (1.85)%  (1.67)%  (1.82)%  (1.75)%  6.84%    6.78%   6.81%

                           Cumulative Total Returns
----------------------------------------------------------------------------
   Year Ended 2/28/03      Five Years Ended 2/28/03    Inception to 2/28/03
------------------------   ------------------------   ----------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX    NAV    MARKET   INDEX
------   ------    -----   ------   ------   ------   -----   ------   -----
 (1.96)% (2.34)%  (1.85)%  (8.07)%  (8.77)%  (8.45)%  58.58%  57.99%   58.24%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                Sector Breakout

                                MSCI ITALY INDEX

                                     [CHART]

                                    Pie chart

Consumer Discretionary    6.85%
Consumer Staples          0.34%
Energy                   21.05%
Financials               39.11%
Health Care               1.06%
Industrials               0.66%
Information Technology    0.36%
Materials                 0.37%
Telecomm Services        22.27%
Utilities                 7.93%

Performance Review

The total return of the iShares MSCI Italy Fund (the "Fund") was 1.21% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI Italy Index (the "Index") over the reporting period was 1.92%.

Significant Performance Factors

The Fund underperformed its benchmark by 0.71 percentage points over the reporting period. This was due to the impact of security sampling, expenses and uninvested assets, which subtracted 0.48, 0.42 and 0.02 percentage points, respectively, from the Fund's return

16                               2003 iShares Semi-Annual Report to Shareholders
over the reporting period. Those factors were partially offset by the positive impact of revenue differential and security lending, which contributed 0.15 and
0.06 percentage points, respectively, to the Fund's return.

Key Market Conditions

Italy's equity market was spared the sharper declines that many of its neighbors suffered over the reporting period. To some extent, the Italian market's resilience was due to the fact that many Italian companies are more insulated than their counterparts elsewhere in Europe.

Shares of numerous European insurers, for example, fell sharply during the reporting period as investors grew more concerned about these companies' exposure to sinking equity markets. This trend was less of a concern in relation to the large Italian insurer Assicurazioni Generali (13.06% of the Index as of February 28, 2003), given that it had relatively light exposure to equities. Shares of Assicurazioni Generali performed better than those of many other large European insurers in late 2002 and early 2003.

A similar dynamic helped to support shares of Telecom Italia. (As of February 28, 2003, Telecom Italia SpA ORD shares made up 8.34% of the Index while Telecom Italia SpA RNC shares made up another 5.10%.) Telecom Italia made progress in reducing what debt it has had while continuing to maintain a fairly high level of profitability, helping to make it one of the better performers over the reporting period among large European telecommunications firms.

Although many Italian firms were less acquisitive than European peers when it came to expansion outside Italy, mergers and takeovers continued inside the country. Shares of toll-road operator Autostrade, for example, rose sharply in late 2002 after the company received a takeover offer from a group of investors led by the Benetton family. (Autostrade was one of the Index's 10 largest stocks during the reporting period. Following the takeover, it was removed from the MSCI Italy Index.)

Managers' Discussion & Analysis                                               17

Managers' Discussion & Analysis

iSHARES MSCI NETHERLANDS INDEX FUND
Performance as of 2/28/03

                          Average Annual Total Returns
----------------------------------------------------------------------------
   Year Ended 2/28/03      Five Years Ended 2/28/03    Inception to 2/28/03
------------------------   ------------------------   ----------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX    NAV    MARKET   INDEX
------   ------   ------   ------   ------   ------   -----   ------   -----
(31.47)% (31.52)% (28.51)% (11.57)% (11.63)%  (9.50)% (1.36)% (1.41)%  0.67%

                            Cumulative Total Returns
-----------------------------------------------------------------------------
   YEAR ENDED 2/28/03      FIVE YEARS ENDED 2/28/03    INCEPTION TO 2/28/03
------------------------   ------------------------   -----------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX    NAV    MARKET   INDEX
------   ------   ------   ------   ------   ------   -----   ------   -----
(31.47)% (31.52)% (28.51)% (45.93)% (46.10)% (39.29)% (9.10)% (9.44)%  4.74%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                Sector Breakout

                             MSCI NETHERLANDS INDEX

                                     [CHART]

                                    Pie chart

Consumer Discretionary   14.90%
Consumer Staples         16.84%
Energy                   33.81%
Financials               23.37%
Industrials               2.44%
Information Technology    1.62%
Materials                 2.45%
Telecomm Services         4.57%

Performance Review

The total return of the iShares MSCI Netherlands Index Fund (the "Fund") was -22.42% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI Netherlands Index (the "Index") over the reporting period was -19.18%.

18                               2003 iShares Semi-Annual Report to Shareholders

Significant Performance Factors

The Fund underperformed its benchmark by 3.24 percentage points over the reporting period. This was due to the impact of security sampling (explained in more detail below) and expenses, which subtracted 2.90 and 0.43 percentage points, respectively, from the Fund's return. Those factors were partially offset by the positive impact of uninvested assets and revenue differential, which contributed 0.05 and 0.04 percentage points, respectively, to the Fund's return.

As discussed in the Introduction, portfolio management constraints can restrict the Investment Adviser's ability to hold a given Index component at its benchmark weight, resulting in security mis-weights. To comply with the Single Issuer Rule, for example, the Netherlands Fund was obligated to underweight Royal Dutch Petroleum Co. ("Royal Dutch") while overweighting other Dutch stocks such as Koninklijke Ahold NV ("Ahold"). (As of February 28, 2003, Royal Dutch had a weighting of 23.65% in the Fund versus a weighting of 33.29% in the Index. As of the same date, Ahold had a weighting of 1.79% in the Fund versus 0.97% in the Index.) During the month of February 2003, shares of Ahold declined sharply in local-currency terms. Largely as a result of Ahold's performance in February, security sampling had a negative impact on the Fund's performance relative to its benchmark over the reporting period.

Key Market Conditions

Like many other stocks around the world, Dutch equities faced pressure from numerous external factors over the reporting period. But it was the performance of a single stock that caused the greatest impact. In late February 2003, Dutch supermarket operator Koninklijke Ahold NV, revealed what it called "significant accounting irregularities" at its U.S. foodservice unit. In addition, the company's CEO and CFO resigned. The news led Ahold's shares to decline 63% in one day and drop still further in subsequent days. It also created a ripple effect across the Netherlands' equity market, given that many Dutch corporations own significant stakes in Ahold. Financial-services companies such as ING and AEGON (respectively 9.05% and 5.47% of the Index as of February 28, 2003) were among the larger Dutch stocks that dropped sharply after Ahold's disclosure. Unfortunately, their shares had already been depressed by concerns about the declining value of their equity portfolios and potential exposure to corporate defaults.

The repercussions from Ahold's disclosures in late February capped off a six-month period in which Dutch shares had generally declined along with investor sentiment. The stagnant U.S. economy and weakness in several other regions created a difficult operating environment for numerous Dutch exporters. The euro's strength versus the U.S. dollar only added to the challenges.

Many Dutch stocks were also pressured by the growing threat of a U.S. war with Iraq. In the past, the ensuing spike in the price of crude oil might have been a major boon to market giant Royal Dutch Petroleum Co. (whose shares made up approximately one-third of the Index as of February 28, 2003). This time, however, shares of Royal Dutch remained fairly subdued. The fallout from Ahold's disclosures also weighed on shares of Royal Dutch, which is widely seen as a proxy for the larger Dutch equity market.

Managers' Discussion & Analysis                                               19

Managers' Discussion & Analysis

iSHARES MSCI SPAIN INDEX FUND
Performance as of 2/28/03

                          Average Annual Total Returns
----------------------------------------------------------------------------
   Year Ended 2/28/03      Five Years Ended 2/28/03    Inception to 2/28/03
------------------------   ------------------------   ----------------------
  NAV    MARKET   INDEX      NAV    MARKET    INDEX    NAV    MARKET   INDEX
------   ------   ------   ------   ------   ------   -----   ------   -----
(6.62)%  (6.67)%  (7.60)%  (3.47)%  (3.50)%  (3.63)%  8.06%    8.02%   8.34%

                            Cumulative Total Returns
-----------------------------------------------------------------------------
   Year Ended 2/28/03      Five Years Ended 2/28/03    Inception to 2/28/03
------------------------   ------------------------   -----------------------
  NAV    MARKET   INDEX      NAV    MARKET    INDEX    NAV    MARKET   INDEX
------   ------   -----    ------   ------   ------   -----   ------   -----
(6.62)%  (6.67)%  (7.60)%  (16.20)% (16.33)% (16.88)% 71.60%   71.26%  74.79%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                Sector Breakout

                                MSCI SPAIN INDEX

                                     [CHART]

                                    Pie chart

Consumer Discretionary    4.33%
Consumer Staples          3.91%
Energy                    7.29%
Financials               32.07%
Health Care               0.45%
Industrials               6.70%
Information Technology    1.12%
Materials                 0.94%
Telecomm Services        25.95%
Utilities                17.24%

Performance Review

The total return of the iShares MSCI Spain Index Fund (the "Fund") was 3.05% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI Spain Index (the "Index") over the reporting period was 3.60%.

20                               2003 iShares Semi-Annual Report to Shareholders

Significant Performance Factors

The Fund underperformed its benchmark by 0.55 percentage points over the reporting period. This was due to the impact of expenses, revenue differential and uninvested assets, which subtracted 0.46, 0.11 and 0.07 percentage points from the Fund's return. Those factors were partially offset by the positive impact of security sampling and security lending, which contributed 0.08 and
0.01 percentage points, respectively, to the Fund's return.

Key Market Conditions

Latin America continued to be an Achilles heel for many Spanish companies during the reporting period. Several of the largest corporations in the Index, including the financial-services firm Banco Santander Central Hispano (BSCH) and the utility company Endesa (respectively 15.64% and 6.12% of the Index as of February 28, 2003), have had significant holdings in Latin America. In the past this exposure was profitable for many of these companies, but over the reporting period it was generally a liability. Not only did growth in Latin America slow sharply, but the value of many Spanish companies' assets in the region also declined along with the value of currencies such as the Brazilian real.

In addition, many investors viewed the popularity, and eventual victory, of the leftwing candidate Luis Inacio Lula da Silva in Brazil's presidential election with alarm, fearing that his administration would seek to unwind free-market reforms. These fears weighed heavily on some Spanish stocks over the autumn.

The concerns abated somewhat after Brazil's new president took office in January 2003 and appeared committed to austerity measures. Many investors were also apparently relieved that a number of Spanish companies, including BSCH, had begun to pare down their exposure to Latin America by disposing of certain assets.

Nonetheless, the persistent weakness of major world economies, particularly the United States, continued to cast a shadow over many Spanish stocks in early 2003. Concerns about the high level of debt at Spanish companies such as Union Fenosa (1.64% of the Index as of February 28, 2003) also helped pressure the shares in question.

The threat of war between the U.S. and Iraq was yet another worry. One Spanish company that did, however, profit indirectly from the concerns about a possible war in the Middle East was Repsol YPF (7.29% of the Index as of February 28, 2003); its share price benefited from the rise in the price of crude oil in early 2003. The euro, Spain's currency, also appreciated versus the U.S. dollar during the reporting period, helping to boost the returns of dollar-based investors.

Managers' Discussion & Analysis                                               21

Managers' Discussion & Analysis

iSHARES MSCI SWEDEN INDEX FUND
Performance as of 2/28/03

                           Average Annual Total Returns
--------------------------------------------------------------------------------
    Year Ended 2/28/03        Five Years Ended 2/28/03    Inception to 2/28/03
---------------------------   ------------------------    ----------------------
  NAV     MARKET     INDEX     NAV     MARKET    INDEX     NAV   MARKET   INDEX
------    ------    ------    -----    ------   ------    ----   ------   ------
(26.32)%  (26.39)%  (26.38)%  (8.17)%  (8.18)%  (6.54)%   0.95%   0.93%    2.43%

                             Cumulative Total Returns
--------------------------------------------------------------------------------
    Year Ended 2/28/03        Five Years Ended 2/28/03     Inception to 2/28/03
--------------------------    -------------------------   ----------------------
  NAV     MARKET     INDEX      NAV    MARKET     INDEX    NAV   MARKET   INDEX
------    ------    ------    ------   ------    ------   ----   ------   -----
(26.32)%  (26.39)%  (26.38)%  (34.69)% (34.75)%  (28.69)% 6.80%    6.66%  18.25%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (03/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                Sector Breakout

                               MSCI SWEDEN INDEX

                                    [CHART]

                                   Pie chart

Consumer Discretionary   17.44%
Consumer Staples          2.70%
Financials               25.00%
Health Care               2.33%
Industrials              24.73%
Information Technology   10.15%
Materials                 8.65%
Telecomm Services         9.00%

Performance Review

The total return of the iShares MSCI Sweden Index Fund (the "Fund") was -3.65% for the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI Sweden Index (the "Index") over the reporting period was -3.44%.

22                               2003 iShares Semi-Annual Report to Shareholders

Significant Performance Factors

The Fund underperformed its benchmark by 0.21 percentage points over the reporting period. This was due to the impact of expenses and uninvested assets, which subtracted 0.46 and 0.03 percentage points, respectively, from the Fund's return. Those factors were partially offset by the positive impact of security sampling, security lending and revenue differential, which contributed 0.22,
0.04 and 0.02 percentage points, respectively, to the Fund's return.

Key Market Conditions

Economic and political uncertainty combined to drive the Index lower during the reporting period.

The economic slowdown in the United States, Europe and in other regions put a damper on investor sentiment as the reporting period began. Weak overseas demand led to disappointing results for Swedish exporters such as the appliance maker Electrolux (5.38% of the Index as of February 28, 2003) and generally drove down their shares. Many investors were taken by surprise when Ericsson's (9.94% of the Index as of February 28, 2003) credit rating was lowered another notch in September. The news led to a sharp decline in Ericsson's shares. Its stock dropped again later that month when the company ratcheted down its expectations for sales and orders.

Many investors then became more optimistic in October and November, as the U.S. economy appeared to be in better health than had been thought. Improving sentiment toward telecommunications stocks in general also helped boost shares of Ericsson.

The rally was fleeting, though. In December, the Index again headed south and generally remained weak for the rest of the reporting period. Its decline would have been greater had the krona, Sweden's currency, not strengthened versus the U.S. dollar over the reporting period. The strengthening krona helped to buoy the returns of dollar-based investors in the Swedish market.

Managers' Discussion & Analysis                                               23

Managers' Discussion & Analysis

iSHARES MSCI SWITZERLAND INDEX FUND
Performance as of 2/28/03

                          Average Annual Total Returns
--------------------------------------------------------------------------------
    Year Ended 2/28/03        Five Years Ended 2/28/03    Inception to 2/28/03
--------------------------    ------------------------   -----------------------
  NAV     MARKET     INDEX     NAV     MARKET    INDEX    NAV     MARKET   INDEX
------    ------    ------    -----    ------   ------   -----    ------   -----
(17.10)%  (16.17)%  (15.42)%  (8.16)%  (8.18)%  (7.24)%  (0.17)%  (0.08)%  1.60%

                             Cumulative Total Returns
--------------------------------------------------------------------------------
    Year Ended 2/28/03         Five Years Ended 2/28/03   Inception to 2/28/03
--------------------------    --------------------------  --------------------
  NAV     MARKET     INDEX      NAV    MARKET     INDEX   NAV    MARKET   INDEX
------    ------    ------    ------   ------    ------  -----   ------   -----
(17.10)%  (16.17)%  (15.42)%  (34.68)% (34.73)%  (31.32)% (1.21)% (0.53)% 11.66%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                Sector Breakout

                             MSCI SWITZERLAND INDEX

                                    [CHART]

                                   Pie chart

Consumer Discretionary    3.60%
Consumer Staples         20.30%
Financials               26.51%
Health Care              39.58%
Industrials               2.24%
Information Technology    0.61%
Materials                 5.16%
Telecomm Services         2.00%

Performance Review

The total return of the iShares MSCI Switzerland Index Fund (the "Fund") was -12.45% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI Switzerland Index (the "Index") over the same period was -11.76%.

24                               2003 iShares Semi-Annual Report to Shareholders

Significant Performance Factors

The Fund underperformed its benchmark by 0.69 percentage points over the reporting period. This was due to the impact of expenses and security sampling, which subtracted 0.42 and 0.31 percentage points, respectively, from the Fund's return. These factors were partially offset by the positive impact of revenue differential and uninvested assets, each of which contributed 0.02 percentage points to the Fund's return.

Key Market Conditions

The Swiss equity market has traditionally been viewed as a haven for international capital during times of uncertainty, but the performance of the Index during the reporting period appeared to belie that reputation.

Somewhat ironically, the market's less-than-stellar performance was in part due to the defensive quality of Switzerland's currency. As concerns grew about a global recession and war in the Middle East, many investors flocked to the perceived safety of the Swiss franc. This influx caused the currency to appreciate sharply versus the U.S. dollar over the reporting period. On the one hand, the Swiss franc's strength helped to buoy the returns of U.S. dollar-based investors in the Swiss stock market. On the other hand, the currency's appreciation generally put Swiss exporters such as the pharmaceutical giant Novartis and the food manufacturer Nestle (respectively 25.63% and 20.30% of the Index as of February 28, 2003) at a competitive disadvantage in the U.S. The strength of the Swiss franc was one of the factors Nestle cited in reporting lower-than-expected results for the first nine months of 2002.

A variety of other factors combined to drive the Swiss market lower in late 2002 and early 2003. Heavy investment-related losses hit many of Switzerland's largest companies, including the financial-services firm Credit Suisse and the pharmaceutical maker Roche Holding (respectively 5.67% and 10.74% of the Index as of February 28, 2003).

Managers' Discussion & Analysis                                               25

Managers' Discussion & Analysis

iSHARES MSCI UNITED KINGDOM INDEX FUND
Performance as of 2/28/03

                             Average Annual Total Returns
--------------------------------------------------------------------------------
    Year Ended 2/28/03        Five Years Ended 2/28/03    Inception to 2/28/03
--------------------------    ------------------------   -----------------------
  NAV     MARKET     INDEX     NAV     MARKET    INDEX    NAV    MARKET    INDEX
------    ------    ------    -----    ------    -----   ----    ------    -----
(18.80)%  (19.00)%  (18.42)%  (7.44)%   (7.61)%  (7.14)% 2.46%    2.36%    3.02%

                             Cumulative Total Returns
--------------------------------------------------------------------------------
    Year Ended 2/28/03         Five Years Ended 2/28/03    Inception to 2/28/03
--------------------------    -------------------------   ----------------------
  NAV     MARKET     INDEX      NAV    MARKET     INDEX    NAV    MARKET  INDEX
------    ------    ------    ------   ------    ------   -----   ------  -----
(18.80)%  (19.00)%  (18.42)%  (32.06)% (32.67)%  (30.95)% 18.43%  17.62%  23.03%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                Sector Breakout

                           MSCI UNITED KINGDOM INDEX

                                    [CHART]

                                   Pie chart

Consumer Discretionary    9.20%
Consumer Staples         11.26%
Energy                   15.89%
Financials               25.46%
Health Care              13.12%
Industrials               4.62%
Information Technology    0.49%
Materials                 4.18%
Telecomm Services        11.03%
Utilities                 4.75%

Performance Review

The total return of the iShares MSCI United Kingdom Index Fund (the "Fund") was -11.11% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI United Kingdom Index (the "Index") over the reporting period was -10.90%.

26                               2003 iShares Semi-Annual Report to Shareholders

Significant Performance Factors

The Fund underperformed its benchmark by 0.21 percentage points over the reporting period. This was due to the impact of expenses and security sampling, which subtracted 0.44 and 0.12 percentage points, respectively, from the Fund's return. Those factors were partially offset by the positive impact of revenue differential and uninvested assets, which contributed 0.34 and 0.01 percentage points, respectively, to the Fund's return.

Key Market Conditions

Shares of U.K. companies faced a strong headwind from political and economic uncertainties during the reporting period. The threat of recession in both the United States and Europe was one concern; political turmoil in the Middle East was another.

The resulting surge in the price of crude oil did not, however, lead to large gains for U.K. oil stocks, a major component of Britain's stock market. (As of February 28, 2003, energy stocks made up 15.89% of the Index.) Like numerous other oil producers, companies such as BP PLC and Shell Transport & Trading Co. PLC (respectively 10.64% and 4.22% of the Index as of February 28, 2003) were weighed down by lower refining margins. BP also surprised investors by lowering its forecast for oil and gas output several times in late 2002, leading to a decline in its share price.

Meanwhile, several of the U.K.'s largest pharmaceutical makers, another important component of the British stock market, continued to face growing competition from generic producers. These concerns were one factor that led to a relatively weak performance for shares of GlaxoSmithKline and AstraZeneca (respectively 8.01% and 4.20% of the Index as of February 28, 2003) over the reporting period.

The U.K. stock market's decline was compounded in early 2003 when a number of British insurance companies and pension funds were forced to sell off shares in order to maintain their mandated solvency ratios. In February 2003, however, U.K. regulators announced that they were considering relaxing solvency requirements for insurance companies, potentially alleviating a source of downward pressure on the stock market. The Index rose after the news, led by shares of insurers.

In addition, not all U.K. stocks turned in weak performances over the reporting period. For example, Vodafone Group PLC (9.19% of the Index as of February 28,
2003) proved to be one of the better performers among the 10 largest holdings in the Index. After having underperformed the market for quite some time, the company's shares moved up sharply over the fall of 2002 as its results surpassed the expectations of many investors and analysts. Vodafone's share price was also lifted by improving sentiment toward telecommunications stocks in general, though the optimism seemed to have dissipated by the start of the new year.

Managers' Discussion & Analysis                                               27

Schedule of Investments (Unaudited)

iSHARES MSCI AUSTRIA INDEX FUND
February 28, 2003

Security                                   Shares      Value
---------------------------------------------------------------
COMMON STOCKS - 99.83%
Telekom Austria AG/1/                     282,404   $ 2,976,788
OMV AG                                     22,015     2,378,709
Erste Bank der Oesterreichischen
   Sparkassen AG                           30,022     2,009,414
Flughafen Wien AG                          20,383       738,152
Wienerberger Baustoffindustrie AG          42,432       723,042
Oesterreichische
   Elektrizitaetswirtschafts AG Class A     8,109       719,379
Boehler-Uddeholm AG                        14,382       717,383
Voest-Alpine AG                            29,886       713,476
Mayr-Melnhof Karton AG                      9,095       711,864
Generali Holding Vienna AG                  3,383       568,807
Immofinanz Immobillien Anlage AG/1/        84,218       537,359
RHI AG/1/                                  59,211       523,304
VA Technologie AG                          29,240       456,966
Lenzing AG                                  4,641       437,681
BBAG Oesterreichische
   Brau-Beteiligungs AG                     4,148       339,104
Austrian Airlines AG/1/                    44,455       306,647
BWT AG                                     24,939       244,601
TOTAL COMMON STOCKS
   (Cost: $14,714,462)                               15,102,676

SHORT TERM INSTRUMENTS - 0.05%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                      8,168   $     8,168
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $8,168)                                          8,168

TOTAL INVESTMENTS IN
  SECURITIES - 99.88%
  (Cost $14,722,630)                                 15,110,844
Other Assets, Less Liabilities - 0.12%                   17,493
                                                    -----------
NET ASSETS - 100.00%                                $15,128,337
                                                    ===========

/1/  Non-income earning securities.

See notes to financial statements.

28                               2003 iShares Semi-Annual Report to Shareholders

Schedule of Investments (Unaudited)

iSHARES MSCI BELGIUM INDEX FUND
February 28, 2003

Security                                  Shares       Value
---------------------------------------------------------------
COMMON STOCKS - 99.68%
Fortis                                    486,678   $ 6,661,678
Electrabel SA                              14,790     3,714,174
Dexia Group                               388,716     3,548,575
KBC Bankverzekeringsholding                48,720     1,472,392
AGFA-Gevaert NV                            67,164     1,447,063
Solvay SA                                  23,751     1,407,936
Groupe Bruxelles Lambert SA                37,671     1,400,762
Algemene Maatschappij voor
   Nijverheidskredit NV                    41,064     1,322,010
Interbrew SA                               73,254     1,257,724
Colruyt NV                                 20,706     1,228,547
UCB SA                                     49,938     1,141,590
Cofinimmo                                   9,831     1,123,160
Delhaize Group                             62,205       948,010
Umicore                                    18,531       755,768
Bekaert NV                                 17,313       611,113
SA D'Ieteren NV                             3,915       448,542
Barco NV                                    8,613       445,588
Compagnie Maritime Belge SA                 5,568       294,418
Omega Pharma SA                            18,966       292,314
TOTAL COMMON STOCKS
   (Cost: $35,450,887)                               29,521,364

SHORT TERM INSTRUMENTS - 0.22%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                    63,353   $    63,353
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $63,353)                                       63,353

TOTAL INVESTMENTS IN
   SECURITIES - 99.90%
   (Cost $35,514,240)                                29,584,717
Other Assets, Lless Liabilities - 0.10%                  30,429
                                                    -----------
NET ASSETS - 100.00%                                $29,615,146
                                                    ===========

See notes to financial statements.

Schedules of Investments                                                      29

Schedule of Investments (Unaudited)

iSHARES MSCI EMU INDEX FUND
February 28, 2003

Security                                    Shares     Value
---------------------------------------------------------------
COMMON STOCKS - 98.17%

AUSTRIA - 0.53%
Boehler-Uddeholm AG                            462   $   23,045
Erste Bank der Oesterreichischen
   Sparkassen AG                             2,112      141,359
Flughafen Wien AG                              924       33,462
Mayr-Melnhof Karton AG                         396       30,995
Oesterreichische
   Elektrizitaetswirtschafts AG Class A        660       58,551
OMV AG                                       1,254      135,494
RHI AG/1/                                    1,716       15,166
Telekom Austria AG/1/                       16,038      169,055
VA Technologie AG                              792       12,377
Voest-Alpine AG                              1,914       45,693
Wienerberger Baustoffindustrie AG            2,310       39,362
                                                        704,559

BELGIUM - 3.01%
AGFA-Gevaert NV                              9,372      201,922
Barco NV                                       858       44,388
Bekaert NV                                   1,584       55,912
Colruyt NV                                   1,980      117,479
Compagnie Maritime Belge SA                    396       20,939
Delhaize Group                               5,742       87,509
Dexia Group                                 54,516      497,675
Electrabel SA                                2,574      646,402
Fortis                                      80,718    1,104,873
Groupe Bruxelles Lambert SA                  6,468      240,507
Interbrew SA                                12,540      215,304
KBC Bankverzekeringsholding                  7,722      233,370
Omega Pharma SA                              1,716       26,448
SA D'leteren NV                                396       45,370
Solvay SA                                    3,432      203,446
UCB SA                                       7,194      164,456
Umicore                                      1,848       75,369
                                                      3,981,369

FINLAND - 5.79%
Amer Group Ltd.                              1,716       61,588
Fortum OYJ                                  26,004      170,965

Instrumentarium OYJ                          3,696   $  149,383
KCI Konecranes                                 924       20,465
Kesko OYJ                                    6,600       73,411
KONE OYJ Class B                             2,640       86,500
Metso OYJ                                    7,854       81,264
Nokia OYJ                                  398,904    5,331,240
Orion-Yhtyma OYJ Class B                     2,310       36,101
Outokumpu OYJ                                6,600       55,058
Pohjola Group PLC Class D                    1,518       23,887
Rautaruukki OYJ                             13,200       50,506
Sampo OYJ Class A                           21,912      136,977
Stora Enso OYJ Class R                      59,400      581,954
TietoEnator OYJ                              7,260      100,158
UPM-Kymmene OYJ                             20,460      586,578
Uponor OYJ                                   3,960       81,008
Wartsila OYJ Class B                         2,376       30,756
                                                      7,657,799

FRANCE - 27.60%
Accor SA                                    16,170      496,699
Air France                                   7,194       68,155
Alcatel SA Class A                          94,380      680,525
ALSTOM/1/                                   21,978       69,405
Altran Technologies SA                       5,214       14,499
Atos Origin SA/1/                            1,650       49,279
Autoroutes du Sud de la France/1/            6,600      169,230
Aventis SA                                  56,628    2,571,348
AXA                                        115,764    1,414,897
BNP Paribas SA                              67,584    2,797,134
Bouygues SA                                 13,860      336,709
Business Objects SA/1/                       5,016       85,148
Cap Gemini SA                                8,646      226,443
Carrefour SA                                47,982    1,817,782
Club Mediterranee SA/1/                      1,254       29,721
Compagnie de Saint-Gobain                   25,806      779,618
Compagnie Generale des Etablissements
   Michelin Class B                         10,956      355,432
Dassault Systemes SA                         3,300       75,616
Essilor International SA                     7,722      299,620
Etablissements Economiques du
   Casino Guichard - Perrachon SA            2,574      147,036

30                               2003 iShares Semi-Annual Report to Shareholders
iSHARES MSCI EMU INDEX FUND
February 28, 2003

Security                                    Shares      Value
----------------------------------------------------------------
European Aeronautic Defence and
  Space Co.                                 24,750   $   215,272
France Telecom                              34,650       767,829
Groupe Danone                               10,626     1,257,507
Imerys SA                                      858        91,366
Lafarge SA                                  11,154       649,176
Lagardere S.C.A.                            10,692       393,539
L'Air Liquide SA                             8,460     1,085,976
L'Oreal SA                                  28,644     1,849,263
LVMH Moet Hennessy Louis Vuitton SA         18,942       782,329
Pechiney Class A                             6,072       153,793
Pernod Ricard                                4,867       376,900
Pinault-Printemps-Redoute SA                 5,610       359,764
PSA Peugeot Citroen                         13,464       594,971
Publicis Groupe                              7,458       134,399
Renault SA                                  12,804       541,242
Sagem SA                                       990        64,181
Sanofi-Synthelabo SA                        33,528     1,793,092
Schneider Electric SA                       16,896       734,976
Societe BIC SA                               3,432       109,491
Societe Generale Class A                    25,542     1,370,953
Societe Television Francaise 1              10,362       236,988
Sodexho Alliance SA                          8,712       208,172
Suez SA                                     69,036       904,045
Technip-Coflexip SA                          1,529        98,877
Thales SA                                    5,214       119,474
Thomson/1/                                  14,784       207,144
TotalFinaElf SA                             53,526     7,072,834
Unibail Holding                              3,366       211,505
Valeo SA                                     6,204       176,127
Vinci SA                                     5,148       305,446
Vivendi Universal SA                        77,022     1,080,846
Zodiac SA                                    3,960        74,265
                                                      36,506,038

GERMANY - 16.84%
adidas-Salomon AG                            3,498       281,366
AIXTRON AG                                   4,488        13,496
Allianz AG                                  15,510     1,110,990

ALTANA AG                                    6,072   $   251,436
BASF AG                                     43,824     1,597,437
Bayer AG                                    57,684       761,605
Bayerische Hypo-und Vereinsbank AG          28,710       275,398
Beiersdorf AG                                2,706       293,694
Buderus AG                                   3,300        87,140
Continental AG/1/                            9,900       157,066
DaimlerChrysler AG                          72,270     2,212,150
Deutsche Bank AG                            46,794     1,901,383
Deutsche Boerse AG                           4,950       191,637
Deutsche Lufthansa AG/1/                    15,114       128,038
Deutsche Post AG                            31,944       325,012
Deutsche Telekom AG                        175,230     2,015,167
Douglas Holding AG                           2,442        35,927
E.ON AG                                     49,038     2,092,985
EPCOS AG/1/                                  4,884        53,956
Fresenius Medical Care AG                    2,970       125,514
GEHE AG                                      1,782        67,222
HeidelbergerCement AG                        2,640        63,196
Infineon Technologies AG/1/                 29,436       186,867
KarstadtQuelle AG                            3,300        42,823
Linde AG                                     7,326       209,954
MAN AG                                       9,174       133,188
Merck KGaA                                   3,432        82,858
METRO AG                                    11,844       222,119
MLP AG                                       5,148        39,006
Muenchener Rueckversicherungs-
   Gesellschaft AG                           8,778       790,744
RWE AG                                      30,162       665,776
SAP AG                                      17,226     1,439,993
Schering AG                                 14,718       550,607
Siemens AG                                  67,254     2,666,048
ThyssenKrupp AG                             29,700       285,215
TUI AG                                      11,946       118,840
Volkswagen AG                               19,272       770,617
WCM Beteiligungs-und Grundbesitz AG/1/       8,452        18,037
                                                      22,264,507

Schedules of Investments                                                      31
iSHARES MSCI EMU INDEX FUND
February 28, 2003

Security                                    Shares      Value
----------------------------------------------------------------
GREECE - 0.69%
Hellenic Telecommunications
   Organization SA ADR                      97,614   $   546,638
National Bank of Greece SA ADR             147,246       362,225
                                                         908,863

IRELAND - 2.46%
Allied Irish Banks PLC                      75,570       965,175
Bank of Ireland                             85,932       946,551
CRH PLC                                     45,540       559,546
DCC PLC                                      6,600        67,934
Elan Corp. PLC/1/                           28,512        95,264
Greencore Group PLC                         11,088        27,845
Independent News & Media PLC                39,600        57,619
Irish Life & Permanent PLC                  23,562       231,096
Kerry Group PLC Class A/1/                  11,286       136,846
Ryanair Holdings PLC/1/                     21,760       138,841
Waterford Wedgwood PLC                      76,164        23,806
                                                       3,250,523

ITALY - 11.89%
ACEA SpA                                     9,636        38,946
Alitalia SpA/1/                            184,602        45,165
Alleanza Assicurazioni SpA                  38,148       323,582
Arnoldo Mondadori Editore SpA               13,200        79,671
Assicurazioni Generali SpA                  85,140     2,151,863
Autogrill SpA/1/                             9,900        87,496
Banca Fideuram SpA                          23,100        94,360
Banca Intesa SpA                           308,682       715,300
Banca Monte dei Paschi di Siena SpA         76,296       180,910
Banca Nazionale del Lavoro SpA/1/          132,000       158,346
Banca Popolare di Milano Scrl/1/            33,000       128,398
Benetton Group SpA                           6,204        42,460
Bulgari SpA                                 13,200        59,469
Capitalia SpA                              113,736       140,237
e.Biscom SpA/1/                                726        20,736
Enel SpA                                   176,500     1,036,763
ENI SpA                                    237,006     3,517,479
Fiat SpA                                    19,800       153,651
Fineco SpA/1/                              168,432        65,898

Gruppo Editoriale L'Espresso SpA            13,662   $    47,561
Italcementi SpA                              9,570        88,499
Luxottica Group SpA                         11,748       135,230
Mediaset SpA                                51,480       373,970
Mediobanca SpA                              39,666       384,768
Mediolanum SpA                              19,800        83,868
Parmalat Finanziaria SpA                    36,300        59,860
Pirelli SpA                                 66,000        57,050
Riunione Adriatica di Sicurta SpA           29,700       365,242
Sanpaolo IMI SpA                            72,600       508,614
SEAT Pagine Gialle SpA/1/                  419,364       274,810
Snam Rete Gas SpA                           63,360       224,672
Snia SpA/1/                                 20,130        37,534
Telecom Italia Mobile SpA                  320,826     1,445,387
Telecom Italia SpA Class A                 201,300     1,399,399
Tiscali SpA/1/                              13,860        61,546
UniCredito Italiano SpA                    284,526     1,140,783
                                                      15,729,523

LUXEMBOURG - 0.22%
Arcelor/1/                                  29,436       294,736
                                                         294,736

NETHERLANDS - 16.00%
ABN AMRO Holding NV                        117,348     1,865,546
AEGON NV                                   107,514     1,152,992
Akzo Nobel NV                               23,364       505,901
ASML Holding NV/1/                          37,950       273,638
Burhmann NV                                  7,326        20,293
Getronics NV/1/                             24,156         3,124
Hagemeyer NV                                 7,656        37,380
Heineken NV                                 16,566       591,888
IHC Caland NV                                2,376       105,635
ING Groep NV                               141,438     1,913,146
Koninklijke Ahold NV                        53,262       200,920
Koninklijke KPN NV/1/                      146,322       969,891
Koninklijke Luchtvaart Maatschappij NV       2,970        20,647
Koninklijke Numico NA CVA                   11,484        60,649
Koninklijke Philips Electronics NV         109,824     1,832,341
Koninklijke Vendex KBB NV                    6,666        47,993

32                               2003 iShares Semi-Annual Report to Shareholders
iSHARES MSCI EMU INDEX FUND
February 28, 2003

Security                                    Shares       Value
-----------------------------------------------------------------
Oce NV                                       6,072   $     54,777
QIAGEN NV/1/                                 8,712         50,893
Reed Elsevier NV                            53,196        546,399
Royal Dutch Petroleum Co.                  178,002      7,050,508
TPG NV                                      28,446        398,568
Unilever NV CVA                             47,718      2,705,242
Vedior NV                                    7,788         33,576
VNU NV                                      18,678        410,877
Wolters Kluwer NV CVA                       22,572        312,130
                                                       21,164,954

PORTUGAL - 1.17%
Banco BPI SA Registered                     40,458         93,752
Banco Comercial Portugues SA Class R       138,353        232,622
Banco Espirito Santo SA                      8,316        108,452
Brisa-Auto Estradas de Portugal SA          31,020        168,170
CIMPOR-Cimentos de Portugal SGPS SA          4,620         79,920
Electricidade de Portugal SA               163,350        250,003
Jeronimo Martins SGPS SA/1/                  5,346         35,839
Portugal Telecom SGPS SA                    77,682        498,168
PT Multimedia-Servicos de
   Telecomunicacoes e Multimedia SGPS
   SA/1/                                     4,224         50,079
Sonae SGPS SA/1/                            83,754         33,400
                                                        1,550,405

SPAIN - 11.29%
Acciona SA                                   2,244        106,418
Acerinox SA                                  4,158        161,558
Acesa Infraestructuras SA                   10,956        137,804
Actividades de Construccion y Servicios
   SA                                        4,554        157,164
Altadis SA                                  25,014        592,852
Amadeus Global Travel Distribution SA
   Class A                                  20,790         95,680
Banco Bilbao Vizcaya Argentaria SA         258,192      2,201,190
Banco Santander Central Hispano SA         358,908      2,301,645
Corporacion Mapfre SA                        9,636         78,516

Endesa SA                                   74,778   $    894,613
Fomento de Construcciones y Contratas SA     4,158         97,876
Gas Natural SDG SA                          18,348        359,914
Grupo Dragados SA                           12,342        233,986
Grupo Ferrovial SA                           5,016        132,129
Iberdrola SA                                64,548        989,283
Iberia Lineas Aereas de Espana SA           33,528         46,977
Industria de Diseno Textil SA               18,817        454,294
Metrovacesa SA                               3,779        102,843
NH Hoteles SA/1/                             9,174         78,113
Promotora de Infomaciones SA                 4,422         28,024
Repsol YPF SA                               79,728      1,117,101
Sociedad General de Aguas de Barcelona
   SA                                        5,148         50,824
Sol Melia SA                                12,276         40,884
Tele Pizza SA/1/                            15,378         14,917
Telefonica Publicidad e Informacion SA      14,520         51,800
Telefonica SA/1/                           393,889      3,820,802
Terra Networks SA/1/                        34,452        167,467
Union Fenosa SA                             20,328        256,999
Vallehermoso SA                              9,240         90,526
Zeltia SA                                   11,682         71,138
                                                       14,933,337

SWITZERLAND - 0.68%
STMicroelectronics NV                       48,774        901,552
                                                          901,552
TOTAL COMMON STOCKS
   (Cost: $182,664,376)                               129,848,165

PREFERRED STOCKS - 1.56%

GERMANY - 0.80%
Fresenius Medical Care AG                    1,914         58,814
Henkel KGaA                                  4,620        282,085
Hugo Boss AG                                 1,320         16,503
Porsche AG                                     660        213,120
ProSiebenSat.1 Media AG                      6,600         39,836
RWE AG                                       3,894         78,777

Schedules of Investments                                                      33
iSHARES MSCI EMU INDEX FUND
February 28, 2003

Security                                    Shares      Value
-----------------------------------------------------------------
Volkswagen AG                                8,514   $    249,598
Wella AG                                     1,980        128,470
                                                        1,067,203

ITALY - 0.76%
Banca Intesa SpA RNC                        71,214        118,969
Fiat SpA                                     5,676         26,917
Fiat SpA RNC                                 4,686         22,071
Telecom Italia SpA RNC                     170,082        834,080
                                                        1,002,037
TOTAL PREFERRED STOCKS
   (Cost: $2,309,395)                                   2,069,240

SHORT TERM INSTRUMENTS - 0.02%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                     19,935   $     19,935
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $19,935)                                         19,935

TOTAL INVESTMENTS IN SECURITIES - 99.75%
   (Cost $184,993,706)                                131,937,340
Other Assets, Less Liabilities - 0.25%                    326,695
                                                     ------------
NET ASSETS - 100.00%                                 $132,264,035
                                                     ============

/1/  Non-income earning securities.

See notes to financial statements.

34                               2003 iShares Semi-annual Report to Shareholders

Schedule of Investments (Unaudited)

iSHARES MSCI FRANCE INDEX FUND
February 28, 2003

Security                                    Shares      Value
----------------------------------------------------------------
COMMON STOCKS - 99.78%
TotalFinaElf SA                             61,744   $ 8,158,746
BNP Paribas SA                              78,032     3,229,551
Aventis SA                                  65,696     2,983,105
L'Oreal SA                                  32,736     2,113,443
Carrefour SA                                55,632     2,107,600
Sanofi-Synthelabo SA                        39,008     2,086,165
AXA                                        134,432     1,643,062
Societe Generale Class A                    29,136     1,563,859
Groupe Danone                               12,336     1,459,872
Vivendi Universal SA                        89,568     1,256,904
L'Air Liquide SA                             9,754     1,252,082
Suez SA                                     80,240     1,050,764
STMicroelectronics NV                       56,496     1,044,287
Compagnie de Saint-Gobain                   30,064       908,255
France Telecom                              40,288       892,765
LVMH Moet Hennessy Louis
   Vuitton SA                               21,296       879,552
Schneider Electric SA                       19,728       858,168
Alcatel SA Class A                         108,240       780,463
Lafarge SA                                  12,816       745,907
PSA Peugeot Citroen                         15,088       666,736
Renault SA                                  15,216       643,200
Accor SA                                    18,368       564,215
Lagardere S.C.A.                            12,816       471,717
Pinault-Printemps-Redoute SA                 6,528       418,635
Compagnie Generale des Etablissements
   Michelin Class B                         12,528       406,431
Bouygues SA                                 16,608       403,468
Pernod Ricard                                5,120       396,492
Vinci SA                                     6,224       369,288
Essilor International SA                     9,296       360,692
Arcelor/1/                                  33,360       334,026
Societe Television Francaise 1              12,336       282,136
Unibail Holding                              4,080       256,370
Cap Gemini SA                                9,632       252,267
Thomson/1/                                  17,712       248,170
European Aeronautic Defence and Space
   Co.                                      27,440       238,669
Valeo SA                                     7,632   $   216,667
Sodexho Alliance SA                          8,464       202,246
Autoroutes du Sud de la France/1/            7,680       196,922
Publicis Groupe                              9,568       172,423
Pechiney Class A                             6,784       171,827
Etablissements Economiques du Casino
   Guichard-Perrachon SA                     2,704       154,462
Thales SA                                    6,464       148,116
Technip-Coflexip SA                          1,920       124,163
Societe BIC SA                               3,466       110,575
Business Objects SA/1/                       6,048       102,667
Dassault Systemes SA                         3,936        90,190
Imerys SA                                      766        81,569
ALSTOM/1/                                   24,672        77,913
Zodiac SA                                    3,888        72,914
Air France                                   7,360        69,728
Sagem SA                                     1,040        67,423
Atos Origin SA/1/                            1,952        58,298
Club Mediterranee SA/1/                      1,232        29,199
Altran Technologies SA                       6,160        17,129
TOTAL COMMON STOCKS
   (Cost: $65,506,617)                                43,491,493

SHORT TERM INSTRUMENTS - 0.04%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                     16,034        16,034
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $16,034)                                        16,034

TOTAL INVESTMENTS IN
   SECURITIES - 99.82%
   (Cost $65,522,651)                                 43,507,527
Other Assets, Less Liabilities - 0.18%                    80,065
                                                     -----------
NET ASSETS - 100.00%                                 $43,587,592
                                                     ===========

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      35

Schedule of Investments (Unaudited)

iSHARES MSCI GERMANY INDEX FUND
February 28, 2003

Security                                    Shares      Value
----------------------------------------------------------------
COMMON STOCKS - 92.88%
Siemens AG                                 171,856   $ 6,812,627
DaimlerChrysler AG                         178,848     5,474,451
Deutsche Telekom AG                        447,925     5,151,194
Deutsche Bank AG                           118,795     4,827,004
E.ON AG                                    109,112     4,656,996
SAP AG                                      42,205     3,528,092
BASF AG                                     81,604     2,974,563
Allianz AG                                  40,365     2,891,369
Bayer AG                                   177,330     2,341,297
Volkswagen AG                               57,270     2,290,020
RWE AG                                     103,155     2,276,976
Muenchener Rueckversicherungs-
   Gesellschaft AG                          23,529     2,119,552
Schering AG                                 42,251     1,580,628
Deutsche Post AG                            91,954       935,580
adidas-Salomon AG                           11,017       886,166
Bayerische Hypo-und Vereinsbank AG          82,478       791,164
Beiersdorf AG                                7,015       761,369
ThyssenKrupp AG                             78,729       756,050
ALTANA AG                                   16,790       695,258
METRO AG                                    34,592       648,729
Deutsche Boerse AG                          15,019       581,454
Infineon Technologies AG/1/                 88,803       563,743
Linde AG                                    19,412       556,323
Deutsche Lufthansa AG/1/                    56,373       477,564
Continental AG/1/                           28,957       459,409
MAN AG                                      30,199       438,428
Fresenius Medical Care AG                    7,981       337,281
Merck KGaA                                  13,754       332,059
TUI AG                                      32,430       322,617
Buderus AG                                  11,638       307,314
GEHE AG                                      6,877       259,421
QIAGEN NV/1/                                36,317       212,152
HeidelbergerCement AG                        8,694       208,117
EPCOS AG/1/                                 16,491       182,184
KarstadtQuelle AG                           12,650       164,156
MLP AG                                      21,275       161,199
WCM Beteiligungs-und Grundbesitz AG/1/      50,163   $   107,050
Douglas Holding AG                           5,221        76,811
AIXTRON AG                                  18,538        55,745
TOTAL COMMON STOCKS
   (Cost: $132,517,457)                               58,202,112

PREFERRED STOCKS - 6.22%
Volkswagen AG                               32,430       950,723
Henkel KGaA                                 13,662       834,166
Porsche AG                                   1,978       638,714
RWE AG                                      27,761       561,613
Wella AG                                     5,888       382,034
Hugo Boss AG                                16,353       204,453
Fresenius Medical Care AG                    6,279       192,942
ProSiebenSat.1 Media AG                     21,643       130,630
TOTAL PREFERRED STOCKS
   (Cost: $4,330,879)                                  3,895,275

SHORT TERM INSTRUMENTS - 0.65%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                    377,475       377,475
BlackRock Temp Cash Money Market Fund       14,473        14,473
Short Term Investment Co. - Liquid
   Assets Money Market Portfolio            14,473        14,473
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $406,421)                                      406,421

TOTAL INVESTMENTS IN SECURITIES - 99.75%
   (Cost $137,254,757)                                62,503,808
Other Assets, Less Liabilities - 0.25%                   156,134
                                                     -----------
NET ASSETS - 100.00%                                 $62,659,942
                                                     ===========

/1/  Non-income earning securities.

See notes to financial statements.

36                               2003 iShares Semi-Annual Report to Shareholders

Schedule of Investments (Unaudited)

iSHARES MSCI ITALY INDEX FUND
February 28, 2003

Security                                    Shares      Value
----------------------------------------------------------------
COMMON STOCKS - 94.42%
ENI SpA                                    362,869   $ 5,385,450
Assicurazioni Generali SpA                 127,530     3,223,246
Telecom Italia Mobile SpA                  538,993     2,428,273
Telecom Italia SpA Class A                 295,698     2,055,636
UniCredito Italiano SpA                    365,547     1,465,630
Enel SpA                                   218,621     1,284,182
Banca Intesa SpA                           537,381     1,245,257
Snam Rete Gas SpA                          331,721     1,176,270
Sanpaolo IMI SpA                           149,227     1,045,440
Riunione Adriatica di Sicurta SpA           79,300       975,207
Alleanza Assicurazioni SpA                 103,649       879,181
Mediaset SpA                               104,351       758,044
Mediobanca SpA                              72,826       706,427
SEAT Pagine Gialle SpA/1/                  899,912       589,715
Banca Popolare di Milano Scrl/1/           108,225       421,088
Luxottica Group SpA                         30,901       355,698
Banca Monte dei Paschi di
   Siena SpA                               147,810       350,481
Arnoldo Mondadori Editore SpA               52,598       317,465
Banca Nazionale del Lavoro SpA/1/          227,071       272,392
Fiat SpA                                    33,241       257,956
Capitalia SpA                              180,414       222,451
Mediolanum SpA                              50,765       215,028
Banca Fideuram SpA                          45,721       186,764
Italcementi SpA                             20,059       185,496
Autogrill SpA/1/                            20,865       184,404
ACEA SpA                                    45,214       182,744
Pirelli SpA                                182,728       157,949
Tiscali SpA/1/                              33,436       148,474
Snia SpA/1/                                 76,687       142,990
Parmalat Finanziaria SpA                    81,133       133,791
Alitalia SpA/1/                            520,585       127,367
Gruppo Editoriale L'Espresso SpA            27,911        97,166
Bulgari SpA                                 20,592        92,771
Fineco SpA/1/                              235,859   $    92,278
Benetton Group SpA                          13,052        89,328
e.Biscom SpA/1/                              2,496        71,290
TOTAL COMMON STOCKS
   (Cost: $34,226,638)                                27,523,329

PREFERRED STOCKS - 5.41%
Telecom Italia SpA RNC                     267,982     1,314,181
Banca Intesa SpA RNC                       111,774       186,728
Fiat SpA RNC                                 9,594        45,188
Fiat SpA                                     6,851        32,490
TOTAL PREFERRED STOCKS
   (Cost: $1,719,239)                                  1,578,587

SHORT TERM INSTRUMENTS - 3.15%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                    837,863       837,863
BlackRock Temp Cash Money Market Fund       39,759        39,759
Short Term Investment Co. - Liquid
   Assets Money Market Portfolio            39,759        39,759
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $917,381)                                      917,381

TOTAL INVESTMENTS IN
   SECURITIES - 102.98%
   (COST $36,863,258)                                 30,019,297
Other Assets, Less Liabilities - (2.98%)                (868,729)
                                                     -----------
NET ASSETS - 100.00%                                 $29,150,568
                                                     ===========

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      37

Schedule of Investments (Unaudited)

iSHARES MSCI NETHERLANDS INDEX FUND
February 28, 2003

Security                                    Shares      Value
----------------------------------------------------------------
COMMON STOCKS - 99.55%
Royal Dutch Petroleum Co.                  156,275   $ 6,189,921
Unilever NV CVA                             57,622     3,266,722
ING Groep NV                               217,422     2,940,935
Heineken NV                                 37,459     1,338,375
ABN AMRO Holding NV                         83,707     1,330,736
Koninklijke KPN NV/1/                      200,643     1,329,956
AEGON NV                                   117,265     1,257,563
Koninklijke Philips Electronics NV          75,294     1,256,231
Reed Elsevier NV                           115,432     1,185,652
Akzo Nobel NV                               53,392     1,156,097
TPG NV                                      80,511     1,128,072
IHC Caland NV                               15,322       681,205
VNU NV                                      26,132       574,849
Wolters Kluwer NV CVA                       40,467       559,585
ASML Holding NV/1/                          68,291       492,411
Koninklijke Ahold NV                       124,409       469,308
Oce NV                                      34,921       315,029
Koninklijke Vendex KBB NV                   29,751       214,198
Koninklijke Luchtvaart
   Maatschappij NV                          21,855       151,932
Vedior NV                                   32,759       141,230
Koninklijke Numico NA CVA                   18,612   $    98,294
Hagemeyer NV                                11,985        58,516
Burhmann NV                                 13,959        38,666
TOTAL COMMON STOCKS
   (Cost: $37,136,836)                                26,175,483

SHORT TERM INSTRUMENTS - 0.03%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                      7,922         7,922
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $7,922)                                          7,922

TOTAL INVESTMENTS IN
   SECURITIES - 99.58%
   (Cost $37,144,758)                                 26,183,405
Other Assets, Less Liabilities - 0.42%                   110,886
                                                     -----------
NET ASSETS - 100.00%                                 $26,294,291
                                                     ===========

/1/  Non-income earning securities.

See notes to financial statements.

38                               2003 iShares Semi-Annual Report to Shareholders

Schedule of Investments (Unaudited)

iSHARES MSCI SPAIN INDEX FUND
February 28, 2003

Security                                     Shares       Value
------------------------------------------------------------------
COMMON STOCKS - 99.90%
Telefonica SA/1/                           1,350,440   $13,099,538
Banco Santander Central
   Hispano SA                              1,048,086     6,721,281
Banco Bilbao Vizcaya
   Argentaria SA                             714,285     6,089,564
Endesa SA                                    216,489     2,589,983
Repsol YPF SA                                180,102     2,523,481
Iberdrola SA                                 160,719     2,463,230
Industria de Diseno Textil SA                 93,600     2,259,759
Altadis SA                                    78,546     1,861,605
Union Fenosa SA                              127,764     1,615,268
Gas Natural SDG SA                            75,192     1,474,963
Acerinox SA                                   26,013     1,010,727
Bankinter SA                                  36,972       976,685
Terra Networks SA/1/                         161,538       785,217
FAES FARMA SA                                 63,024       777,767
NH Hoteles SA/1/                              90,207       768,078
Sociedad General de Aguas de Barcelona
   SA                                         73,359       724,248
Actividades de Construccion y Servicios
   SA                                         19,500       672,968
Fomento de Construcciones y
   Contratas SA                               26,637       627,012
Grupo Dragados SA                             32,292       612,208
Zeltia SA                                     95,082       579,008
Acesa Infraestructuras SA                     42,978       540,574
Viscofan SA                                   72,735       486,041
Amadeus Global Travel Distribution SA
   Class A                                   101,868       468,818
Corporacion Mapfre SA                         50,427       410,888
Uralita SA                                    68,328       408,724
Promotora de Infomaciones SA                  63,141       400,154
Telefonica Publicidad e Informacion SA       107,289       382,755
Grupo Ferrovial SA                            13,143       346,205
Ebro Puleva SA                                40,684   $   318,345
Vallehermoso SA                               30,264       296,503
Acciona SA                                     5,577       264,480
Grupo Empresarial ENCE SA                     15,600       235,392
Sol Melia SA                                  70,629       235,223
Iberia Lineas Aereas de
   Espana SA                                 139,737       195,791
Tele Pizza SA/1/                             193,323       187,527
Metrovacesa SA                                 4,095       111,443
Prosegur Compania de
   Seguridad SA                                6,942        75,719
TOTAL COMMON STOCKS
   (Cost: $59,297,427)                                  53,597,172

SHORT TERM INSTRUMENTS - 7.88%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                    3,851,150     3,851,150
BlackRock Temp Cash Money
   Market Fund                               186,536       186,536
Short Term Investment Co. - Liquid
   Assets Money Market Portfolio             186,536       186,536
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $4,224,222)                                    4,224,222

TOTAL INVESTMENTS IN
   SECURITIES - 107.78%
   (Cost $63,521,649)                                   57,821,394
Other Assets, Less Liabilities - (7.78%)                (4,171,990)
                                                       -----------
NET ASSETS - 100.00%                                   $53,649,404
                                                       ===========

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      39

Schedule of Investments (Unaudited)

iSHARES MSCI SWEDEN INDEX FUND
February 28, 2003

Security                                      Shares       Value
-------------------------------------------------------------------
COMMON STOCKS - 99.86%
Telefonaktiebolaget LM Ericsson Class
   B/1/                                     3,309,653   $ 2,158,723
Hennes & Mauritz AB Class B                   102,176     2,155,434
Nordea AB                                     476,284     2,076,641
Svenska Handelsbanken AB Class A              118,544     1,636,963
Telia AB                                      400,899     1,347,480
Electrolux AB Series B                         63,023     1,092,478
Sandvik AB                                     45,322     1,049,293
Svenska Cellulosa AB Class B                   33,232     1,025,197
Skandinaviska Enskilda Banken AB Class A      105,059       932,184
Volvo AB Class B                               45,818       802,313
Securitas AB Class B                           64,666       653,576
Swedish Match AB                               82,460       620,219
ASSA Abloy AB Class B                          64,852       590,672
Tele2 AB Class B/1/                            20,460       590,308
Atlas Copco AB Class A                         26,071       553,041
SKF AB Class B                                 19,561       516,094
Skanska AB Class B                             86,459       445,047
Skandia Forsakrings AB                        189,472       378,543
Volvo AB Class A                               20,801       348,354
Atlas Copco AB Class B                         16,306       324,817
Holmen AB Class B                              11,253       275,076
Nobel Biocare Holding AG/1/                     4,712       266,638
Drott AB Class B                               23,188       260,248
Eniro AB                                       39,215       248,867
Svenskt Stal AB Series A                       17,112       208,143
Gambro AB Class A                              41,726       174,573
Trelleborg AB Class B                          20,305       167,041
SKF AB Class A                                  5,735       151,648
Svenska Handelsbanken AB Class B                9,145       120,909
Svenskt Stal AB Series B                       10,261   $   116,972
Hoganas AB Class B                              7,037       114,954
Gambro AB Class B                              24,211       101,010
Sapa AB                                         5,022        85,284
Modern Times Group AB Class B/1/               10,912        77,586
SAS AB/1/                                      17,701        65,736
WM-Data AB Class B                             60,481        50,111
OM AB                                          10,571        46,712
TOTAL COMMON STOCKS
   (Cost: $27,560,183)                                   21,828,885

SHORT TERM INSTRUMENTS - 13.79%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                     2,746,396     2,746,396
BlackRock Temp Cash Money Market Fund         133,526       133,526
Short Term Investment Co. - Liquid
   Assets Money Market Portfolio              133,526       133,526
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $3,013,448)                                     3,013,448

TOTAL INVESTMENTS IN
   SECURITIES - 113.65%
   (Cost $30,573,631)                                    24,842,333
Other Assets, Less Liabilities - (13.65%)                (2,983,599)
                                                        -----------
NET ASSETS - 100.00%                                    $21,858,734
                                                        ===========

/1/  Non-income earning securities.

See notes to financial statements.

40                               2003 iShares Semi-Annual Report to Shareholders

Schedule of Investments (Unaudited)

iSHARES MSCI SWITZERLAND INDEX FUND
February 28, 2003

Security                                       Shares      Value
-------------------------------------------------------------------
COMMON STOCKS - 99.77%
Novartis AG                                   160,400   $ 5,890,796
Nestle SA Registered                           17,700     3,563,496
Roche Holding AG Genusschein                   30,400     1,826,018
UBS AG Registered/1/                           32,720     1,372,985
Credit Suisse Group/1/                         60,792     1,132,004
Swiss Reinsurance Co.                          20,360     1,096,077
Zurich Financial Services AG                   11,800     1,000,737
Swisscom AG Registered                          2,920       867,817
Givaudan SA Registered                          1,820       746,254
Holcim Ltd. Class B                             4,200       680,642
Ciba Specialty Chemicals
   AG Registered                               10,000       648,599
Compagnie Financiere Richemont AG Class A      40,000       647,493
Syngenta AG                                    11,440       557,236
Serono SA                                       1,220       541,622
Synthes-Stratec Inc.                              940       519,911
Lonza Group AG Registered                       6,680       380,307
Swatch Group (The) AG Class B                   4,520       375,000
Schindler Holding AG
   Participation Certificates                   2,620       362,762
Adecco SA Registered                           11,320       341,437
Swatch Group (The) AG Registered               20,260       341,402
Societe Generale de Surveillance Holding SA       860       291,740
Julius Baer Holding AG                          1,400       256,563
Valora Holding AG Registered                    1,460       241,718
Centerpulse AG Registered/1/                    1,180       227,124
Schindler Holding AG Registered                 1,280       186,195
Holcim Ltd. Registered                          5,900       181,656
Vontobel Holding AG Registered                 12,000   $   149,557
Clariant AG Registered                         18,600       136,071
Banque Cantonale Vaudoise/1/                    2,280       129,049
Phonak Holding AG Registered                   14,340       115,799
ABB Ltd./1/                                    46,100        95,533
Logitech International SA Registered/1/         2,800        93,849
Tecan AG Registered                             2,180        55,625
Georg Fischer AG Registered                       600        49,115
Sulzer AG Registered/1/                           400        46,681
Forbo Holding AG                                  160        44,838
PubliGroupe SA Registered/1/                      200        29,498
Kudelski SA Bearer/1/                           1,660        19,893
Kuoni Reisen Holding AG Registered/1/              20         3,835
TOTAL COMMON STOCKS
   (Cost: $34,283,573)                                   25,246,934

SHORT TERM INSTRUMENTS - 0.02%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                         5,873         5,873
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $5,873)                                             5,873

TOTAL INVESTMENTS IN
   SECURITIES - 99.79%
   (Cost $34,289,446)                                    25,252,807
Other Assets, Less Liabilities - 0.21%                       53,493
                                                        -----------
NET ASSETS - 100.00%                                    $25,306,300
                                                        ===========

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      41

Schedule of Investments (Unaudited)

iSHARES MSCI UNITED KINGDOM INDEX FUND
February 28, 2003

Security                                      Shares      Value
-------------------------------------------------------------------
COMMON STOCKS - 99.22%
BP PLC                                      2,824,920   $17,798,126
Vodafone Group PLC                          8,582,148    15,376,431
GlaxoSmithKline PLC                           762,736    13,407,462
HSBC Holdings PLC                           1,190,464    12,825,683
Royal Bank of Scotland Group PLC              346,408     7,927,964
Shell Transport & Trading Co. PLC           1,220,636     7,070,449
AstraZeneca PLC                               217,892     7,028,771
HBOS PLC                                      479,028     4,994,903
Barclays PLC/2/                               837,140     4,839,186
Diageo PLC                                    406,676     4,035,499
Lloyds TSB Group PLC                          705,432     3,933,386
Unilever PLC                                  350,512     3,124,838
BT Group PLC                                1,098,211     2,828,210
Rio Tinto PLC                                 135,280     2,738,072
National Grid Transco PLC                     393,419     2,528,271
Tesco PLC                                     877,496     2,239,073
British American Tobacco PLC                  208,240     2,033,593
Aviva PLC                                     287,128     1,789,800
BG Group PLC                                  449,996     1,734,760
BHP Billiton PLC                              299,710     1,557,842
British Sky Broadcasting Group PLC/1/         151,620     1,500,963
Marks & Spencer Group PLC                     293,668     1,413,110
Imperial Tobacco Group PLC                     89,224     1,392,016
Scottish Power PLC                            236,664     1,358,745
Prudential PLC                                254,600     1,355,449
Cadbury Schweppes PLC                         262,580     1,327,623
Compass Group PLC                             285,532     1,236,789
Centrica PLC                                  539,676     1,198,562
Reed Elsevier PLC                             154,888     1,130,774
Kingfisher PLC                                312,132     1,124,624
Scottish & Southern Energy PLC                110,504     1,096,546
Reckitt Benckiser PLC                          69,312     1,092,825
Six Continents PLC                            112,024     1,092,219
GUS PLC                                       129,504     1,035,207
Legal & General Group PLC                     819,380       964,728
Boots Group PLC                               112,480       960,246
BAA PLC                                       137,104       935,074
WPP Group PLC                                 148,732       915,401
Pearson PLC                                   103,284       780,877
Land Securities Group PLC                      60,587       710,004

BOC Group PLC                                  58,824   $   696,292
Smith & Nephew PLC                            120,460       694,436
Smiths Group PLC                               72,428       689,051
Rentokil Initial PLC                          224,656       646,671
BAE Systems PLC                               371,868       644,302
J Sainsbury PLC                               170,696       623,763
3i Group PLC                                   81,320       609,695
United Utilities PLC                           65,056       604,571
Wolseley PLC                                   75,772       597,936
Amersham PLC                                   87,248       591,612
SABMiller PLC                                  93,708       577,114
Safeway PLC                                   119,928       558,195
Next PLC                                       41,268       520,010
Scottish & Newcastle PLC                       96,520       510,816
P&O Princess Cruises PLC                       80,864       508,202
Severn Trent PLC                               45,600       505,645
British Land Co. PLC                           68,856       465,272
Hanson PLC                                     98,572       462,289
Hilton Group PLC                              180,500       423,615
Man Group PLC                                  29,716       400,188
Bunzl PLC                                      64,372       390,360
AMVESCAP PLC                                   83,600       388,122
Reuters Group PLC                             184,300       345,446
Kelda Group PLC                                53,200       343,561
Dixons Group PLC                              231,876       336,010
Imperial Chemical Industries PLC              136,192       326,064
Granada PLC                                   367,612       314,121
Hammerson PLC                                  40,204       310,294
Johnson Matthey PLC                            23,560       304,853
Rank Group PLC                                 82,232       302,438
Sage Group PLC                                143,336       301,965
Daily Mail & General Trust Class A             39,520       301,280
Rexam PLC                                      58,672       298,267
Exel PLC                                       32,832       291,407
Cable & Wireless PLC                          306,964       290,099
Associated British Ports Holdings PLC          45,144       285,492
Capita Group PLC                               71,744       274,600
Slough Estates PLC                             55,784       269,307
Signet Group PLC                              220,400       262,100
Whitebread PLC                                 31,540       258,826

42                               2003 iShares Semi-Annual Report to Shareholders
iSHARES MSCI UNITED KINGDOM INDEX FUND
February 28, 2003

Security                                      Shares       Value
--------------------------------------------------------------------
BPB PLC                                        60,800   $    251,865
Brambles Industries PLC                       104,348        247,360
GKN PLC                                        99,256        246,233
Canary Wharf Group PLC/1/                      65,208        244,448
Misys PLC                                      79,952        241,160
Peninsular & Oriental Steam Navigation
   Co. (The)                                   94,924        235,112
Taylor Woodrow PLC                             79,344        225,579
Provident Financial PLC                        24,928        225,572
AWG PLC/1/                                     27,089        224,433
FirstGroup PLC                                 59,660        216,132
Hays PLC                                      190,456        215,991
RMC Group PLC                                  36,936        214,095
Barratt Developments PLC                       32,224        208,100
Electrocomponents PLC                          55,176        205,102
Celltech Group PLC/1/                          38,000        193,477
Rolls-Royce PLC                               153,976        192,809
LogicaCMG PLC                                 100,551        190,449
Berkeley Group (The) PLC                       19,228        190,348
EMI Group PLC                                 110,276        184,552
IMI PLC                                        50,464        184,407
Tate & Lyle PLC                                41,800        182,868
Royal & Sun Alliance Insurance Group          153,672        173,065
International Power PLC/1/                    109,972        157,194
BBA Group PLC                                  67,032        153,358
Wimpey (George) PLC                            35,416        151,174
Close Brothers Group PLC                       20,064        135,892
Securicor PLC                                 107,844        135,892
Pilkington PLC                                153,596        127,013
ARM Holdings PLC/1/                           142,880        119,277
Corus Group PLC/1/                            426,360        117,523
Chubb PLC                                     123,804        117,002
Balfour Beatty PLC                             45,524        114,548
United Business Media PLC                      32,148        110,894

AMEC PLC                                       37,772   $    110,065
Schroders PLC                                  16,264        109,578
Invensys PLC                                  422,484        106,473
Serco Group PLC                                49,704        100,993
Aegis Group PLC                                99,864         94,771
Great Portland Estates PLC                     23,484         81,377
De La Rue PLC                                  25,080         80,982
Carlton Communications PLC                     58,596         78,450
British Airways PLC/1/                         47,348         77,747
FKI PLC                                        63,004         63,016
Kidde PLC                                      59,356         53,524
Stagecoach Group PLC                           78,356         48,442
Novar PLC                                      24,472         44,328
SSL International PLC                          11,248         36,585
Aggreko PLC                                     7,524         15,851
TOTAL COMMON STOCKS
   (Cost: $219,445,868)                                  167,193,494

SHORT TERM INSTRUMENTS - 0.18%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                       310,579        310,579
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $310,579)                                          310,579

TOTAL INVESTMENTS IN
   SECURITIES - 99.40%
   (Cost $219,756,447)                                   167,504,073
Other Assets, Less Liabilities - 0.60%                     1,004,106
                                                        ------------
NET ASSETS - 100.00%                                    $168,508,179
                                                        ============

/1/  Non-income earning securities.
/2/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

See notes to financial statements.

Schedules of Investments                                                      43

Statements of Assets and Liabilities (Unaudited)

iSHARES, INC.
February 28, 2003

                                                            iShares MSCI
                              ------------------------------------------------------------------------------------
                                Austria       Belgium          EMU          France         Germany        Italy
                              Index Fund     Index Fund    Index Fund     Index Fund     Index Fund     Index Fund
------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost           $14,722,630   $35,514,240   $184,993,706   $ 65,522,651   $137,254,757   $36,863,258
                              -----------   -----------   ------------   ------------   ------------   -----------
Foreign currency, at cost     $    10,847   $    17,027   $    298,897   $     53,539   $     38,327   $     1,224
                              -----------   -----------   ------------   ------------   ------------   -----------
Investments in securities,
   at value (including
   securities on loan/1/)
   (Note 1)                   $15,110,844   $29,584,717   $131,937,340   $ 43,507,527   $ 62,503,808   $30,019,297
Foreign currency, at value         10,928        17,358        298,510         53,766         38,371         1,227
Receivables:
   Investment securities
      sold                        346,012       227,403             --             --      1,892,644            --
   Dividends and interest          12,444        31,215        218,004         88,708        407,271        54,809
                              -----------   ----------    ------------   ------------   ------------   -----------
Total Assets                   15,480,228    29,860,693    132,453,854     43,650,001     64,842,094    30,075,333
                              -----------   ----------    ------------   ------------   ------------   -----------

LIABILITIES
Payables:
   Investment securities
      purchased                   329,378       221,305             --             --      1,767,510            --
   Collateral for
      securities on loan
      (Note 5)                         --            --             --             --        322,373       885,563
   Advisory fees (Note 2)          15,855        17,040        133,494         43,918         64,927        27,554
   Distribution fees                6,658         7,202         56,325         18,491         27,342        11,648
                              -----------   -----------   ------------   ------------   ------------   -----------
Total Liabilities                 351,891       245,547        189,819         62,409      2,182,152       924,765
                              -----------   -----------   ------------   ------------   ------------   -----------
NET ASSETS                    $15,128,337   $29,615,146   $132,264,035   $ 43,587,592   $ 62,659,942   $29,150,568
                              ===========   ===========   ============   ============   ============   ===========

Net assets consist of:
   Paid-in capital            $17,698,790   $38,155,667   $193,396,288   $ 70,676,346   $166,460,845   $40,904,935
   Undistributed
      (distributions in
      excess of) net
      investment income
      (accumulated net
      investment loss)            (65,693)      (96,956)      (129,072)      (176,225)       (73,535)       67,846
   Accumulated net
      realized loss            (2,894,736)   (2,519,069)    (7,978,247)    (4,909,779)   (29,036,288)   (4,985,778)
   Net unrealized
      appreciation
      (depreciation) on
      investments and
      translation of assets
      and liabilities in
      foreign currencies          389,976    (5,924,496)   (53,024,934)   (22,002,750)   (74,691,080)   (6,836,435)
                              -----------   -----------   ------------   ------------   ------------   -----------
NET ASSETS                    $15,128,337   $29,615,146   $132,264,035   $ 43,587,592   $ 62,659,942   $29,150,568
                              ===========   ===========   ============   ============   ============   ===========
iShares outstanding             1,700,000     3,480,000      3,300,000      3,200,000      6,900,000     1,950,000
                              ===========   ===========   ============   ============   ============   ===========
Net asset value per
   iShare                     $      8.90   $      8.51   $      40.08   $      13.62   $       9.08   $     14.95
                              ===========   ===========   ============   ============   ============   ===========

/1/ Securities on loan with market values of $--, $--, $--, $--, $306,931 and $834,239, respectively. See Note 5.

See notes to financial statements.

44                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.
February 28, 2003

                                                     iShares MSCI
                            -----------------------------------------------------------------------
                             Netherlands       Spain       Sweden      Switzerland   United Kingdom
                             Index Fund     Index Fund   Index Fund    Index Fund      Index Fund
---------------------------------------------------------------------------------------------------
ASSETS
Investments at cost         $ 37,144,758   $63,521,649   $30,573,631   $34,289,446   $219,756,447
                            ------------   -----------   -----------   -----------   ------------
Foreign currency, at cost   $     39,396   $     7,012   $     4,174   $    40,084   $    264,864
                            ------------   -----------   -----------   -----------   ------------
Investments in
   securities, at value
   (including securities
   on loan/1/)
   (Note 1)                 $ 26,183,405   $57,821,394   $24,842,333   $25,252,807   $167,504,073
Foreign currency, at
   value                          39,543         7,040         4,139        40,239        257,781
Receivables:
   Investment securities
      sold                     1,622,128       879,186       248,491       152,155             --
   Dividends and interest              7        10,096            --        41,241        931,051
                            ------------   -----------   -----------   -----------   ------------
Total Assets                  27,845,083    58,717,716    25,094,963    25,486,442    168,692,905
                            ------------   -----------   -----------   -----------   ------------

LIABILITIES
Payables:
   Investment securities
      purchased                1,525,802       879,159       246,708       143,382             --
   Collateral for
      securities on loan
      (Note 5)                        --     4,154,794     2,974,082            --             --
   Advisory fees (Note 2)         17,587        24,156        10,011        25,870        129,849
   Distribution fees               7,403        10,203         4,228        10,890         54,877
   Miscellaneous
      liabilities                     --            --         1,200            --             --
                            ------------   -----------   -----------   -----------   ------------
Total Liabilities              1,550,792     5,068,312     3,236,229       180,142        184,726
                            ------------   -----------   -----------   -----------   ------------
NET ASSETS                  $ 26,294,291   $53,649,404   $21,858,734   $25,306,300   $168,508,179
                            ============   ===========   ===========   ===========   ============

Net assets consist of:
   Paid-in capital          $ 44,164,173   $63,190,148   $33,829,846   $40,500,889   $240,299,128
   Undistributed net
      investment income
      (accumulated net
      investment loss)           (45,159)       95,686       (34,508)     (102,164)     1,004,613
   Accumulated net
      realized loss           (6,863,794)   (3,937,204)   (6,205,254)   (6,062,612)   (20,529,672)
   Net unrealized
      depreciation on
      investments and
      translation of
      assets and
      liabilities in
      foreign currencies     (10,960,929)   (5,699,226)   (5,731,350)   (9,029,813)   (52,265,890)
                            ------------   -----------   -----------   -----------   ------------
NET ASSETS                  $ 26,294,291   $53,649,404   $21,858,734   $25,306,300   $168,508,179
                            ============   ===========   ===========   ===========   ============
iShares outstanding            2,350,000     2,925,000     2,325,000     2,500,000     15,200,000
                            ============   ===========   ===========   ===========   ============
Net asset value per
   iShare                   $      11.19   $     18.34   $      9.40   $     10.12   $      11.09
                            ============   ===========   ===========   ===========   ============

/1/ Securities on loan with market values of $--, $3,948,793, $2,793,762, $--, and $--, respectively. See Note 5.

See notes to financial statements.

Financial Statements                                                          45

Statements of Operations (Unaudited)

iSHARES, INC.
For the six months ended February 28, 2003

                                                          iShares MSCI
                            ---------------------------------------------------------------------------------
                             Austria       Belgium         EMU           France        Germany       Italy
                            Index Fund   Index Fund     Index Fund     Index Fund    Index Fund    Index Fund
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends/1/             $       --   $    17,889   $    389,321   $    11,879   $    233,844    $ 168,989
   Interest                         66           100            604           270            477        1,245
   Securities lending
      income                        --           810         26,882         4,345          7,410       14,959
                            ----------   -----------   ------------   -----------   ------------    ---------
Total investment income             66        18,799        416,807        16,494        241,731      185,193
                            ----------   -----------   ------------   -----------   ------------    ---------
EXPENSES (NOTE 2)
   Advisory fees                46,188        39,202        381,345       135,362        221,437       82,423
   Distribution fees            19,571        16,611        161,587        57,357         93,829       34,924
                            ----------   -----------   ------------   -----------   ------------    ---------
Total expenses                  65,759        55,813        542,932       192,719        315,266      117,347
                            ----------   -----------   ------------   -----------   ------------    ---------
Net investment income
   (loss)                      (65,693)      (37,014)      (126,125)     (176,225)       (73,535)      67,846
                            ----------   -----------   ------------   -----------   ------------    ---------
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   Net realized gain
      (loss) from:
      Investments             (674,217)     (273,717)    (1,491,570)     (593,854)    (3,021,807)    (483,597)
      In-kind redemptions      888,964       480,886             --            --     (2,178,837)          --
      Foreign currency
         transactions            3,648           651         21,423         8,106          7,182        5,390
                            ----------   -----------   ------------   -----------   ------------    ---------
   Net realized gain
      (loss)                   218,395       207,820     (1,470,147)     (585,748)    (5,193,462)    (478,207)
                            ----------   -----------   ------------   -----------   ------------    ---------
   Net change in
      unrealized
      appreciation
      (depreciation) on:
      Investments            1,672,594    (3,533,208)   (16,018,068)   (4,764,910)   (16,161,772)     748,487
      Translation of
         assets and
         liabilities in
         foreign
         currencies                695         2,750         12,702         7,400         36,310        7,914
                            ----------   -----------   ------------   -----------   ------------    ---------
   Net change in
      unrealized
      appreciation
      (depreciation)         1,673,289    (3,530,458)   (16,005,366)   (4,757,510)   (16,125,462)     756,401
                            ----------   -----------   ------------   -----------   ------------    ---------
Net realized and
   unrealized gain (loss)    1,891,684    (3,322,638)   (17,475,513)   (5,343,258)   (21,318,924)     278,194
                            ----------   -----------   ------------   -----------   ------------    ---------
NET INCREASE (DECREASE)
   IN NET ASSETS RESULTING
   FROM OPERATIONS          $1,825,991   $(3,359,652)  $(17,601,638)  $(5,519,483)  $(21,392,459)   $ 346,040
                            ==========   ===========   ============   ===========   ============    =========

/1/  Net of foreign withholding tax of $--, $3,146, $64,481, $2,552, $40,691 and
     $26,682, respectively.

See notes to financial statements.

46                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.
For the six months ended February 28, 2003

                                                                             iShares MSCI
                                                  ---------------------------------------------------------------------
                                                  Netherlands      Spain        Sweden     Switzerland   United Kingdom
                                                   Index Fund   Index Fund    Index Fund    Index Fund     Index Fund
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends/1/                                   $    27,155   $  178,687   $        --   $    13,915    $  1,901,151
   Interest                                               105          102         1,440            84           1,081
   Securities lending income                            1,433        2,099           357           623           1,000
                                                  -----------   ----------   -----------   -----------    ------------
Total investment income                                28,693      180,888         1,797        14,622       1,903,232
                                                  -----------   ----------   -----------   -----------    ------------

EXPENSES (NOTE 2)
   Advisory fees                                       51,872       59,844        25,500        82,028         372,595
   Distribution fees                                   21,980       25,358        10,805        34,758         157,880
                                                  -----------   ----------   -----------   -----------    ------------
Total expenses                                         73,852       85,202        36,305       116,786         530,475
                                                  -----------   ----------   -----------   -----------    ------------
Net investment income (loss)                          (45,159)      95,686       (34,508)     (102,164)      1,372,757
                                                  -----------   ----------   -----------   -----------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss)from:
      Investments                                  (1,904,393)    (941,884)   (1,058,070)   (2,176,062)     (2,033,090)
      In-kind redemptions                                  --           --            --      (138,970)        914,012
      Foreign currency transactions                     2,990        4,557           182        21,653          28,132
                                                  -----------   ----------   -----------   -----------    ------------
   Net realized loss                               (1,901,403)    (937,327)   (1,057,888)   (2,293,379)     (1,090,946)
                                                  -----------   ----------   -----------   -----------    ------------
   Net change in unrealized appreciation
      (depreciation) on:
      Investments                                  (2,978,016)   1,442,497       494,471    (1,433,490)    (15,862,505)
      Translation of assets and liabilities
         in foreign currencies                            881          574           (48)      (15,759)        (15,500)
                                                  -----------   ----------   -----------   -----------    ------------
   Net change in unrealized appreciation
      (depreciation)                               (2,977,135)   1,443,071       494,423    (1,449,249)    (15,878,005)
                                                  -----------   ----------   -----------   -----------    ------------
Net realized and unrealized gain (loss)            (4,878,538)     505,744      (563,465)   (3,742,628)    (16,968,951)
                                                  -----------   ----------   -----------   -----------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                $(4,923,697)  $  601,430   $  (597,973)  $(3,844,792)   $(15,596,194)
                                                  ===========   ==========   ===========   ===========    ============

/1/  Net of foreign withholding tax of $4,792, $31,533, $--, $--; and $211,290, respectively.

See notes to financial statements.

Financial Statements                                                          47

Statements of Changes in Net Assets

iSHARES, INC.

                                                    iShares MSCI                          iShares MSCI
                                                      Austria                                Belgium
                                                     Index Fund                            Index Fund
                                         -----------------------------------   -----------------------------------
                                            For the six                           For the six
                                           months ended          For the         months ended          For the
                                         February 28, 2003      year ended     February 28, 2003      year ended
                                            (Unaudited)      August 31, 2002      (Unaudited)      August 31, 2002
----------------------------------------------------------   ---------------   -----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
   Net investment income (loss)             $   (65,693)       $   202,143        $   (37,014)       $   217,967
   Net realized gain (loss)                     218,395            422,446            207,820           (245,202)
   Net change in unrealized
      appreciation (depreciation)             1,673,289         (1,428,183)        (3,530,458)        (1,311,491)
                                            -----------        -----------        -----------        -----------

Net increase (decrease) in net assets
   resulting from operations                  1,825,991           (803,594)        (3,359,652)        (1,338,726)
                                            -----------        -----------        -----------        -----------

DISTRIBUTIONS TO iSHAREHOLDERS:
   From net investment income                  (208,682)                --           (132,112)           (58,802)
                                            -----------        -----------        -----------        -----------
Total distributions to iShareholders           (208,682)                --           (132,112)           (58,802)
                                            -----------        -----------        -----------        -----------

iSHARES TRANSACTIONS:
   iShares sold                               2,399,839          9,081,694         30,257,382          1,907,060
   iShares redeemed                          (3,629,301)        (4,984,937)        (7,577,348)              (337)
                                            -----------        -----------        -----------        -----------
Net increase (decrease) in net assets
   from iShares transactions                 (1,229,462)         4,096,757         22,680,034          1,906,723
                                            -----------        -----------        -----------        -----------
INCREASE IN NET ASSETS                          387,847          3,293,163         19,188,270            509,195

NET ASSETS:

Beginning of period                          14,740,490         11,447,327         10,426,876          9,917,681
                                            -----------        -----------        -----------        -----------
End of period                               $15,128,337        $14,740,490        $29,615,146        $10,426,876
                                            ===========        ===========        ===========        ===========
Undistributed (distributions in excess
   of) net investment income
   (accumulated net investment loss)
   included in net assets at
   end of period                            $   (65,693)       $   208,682        $   (96,956)       $    72,170
                                            ===========        ===========        ===========        ===========

iSHARES ISSUED AND REDEEMED:
  iShares sold                                  300,000          1,000,000          3,280,000            160,000
  iShares redeemed                             (400,000)          (600,030)          (800,000)               (30)
                                            -----------        -----------        -----------        -----------
Net increase (decrease)
   in iShares outstanding                      (100,000)           399,970          2,480,000            159,970
                                            ===========        ===========        ===========        ===========

                                                     iShares MSCI
                                                          EMU
                                                      Index Fund
                                         -----------------------------------
                                            For the six
                                            months ended         For the
                                         February 28, 2003     year ended
                                            (Unaudited)      August 31, 2002
----------------------------------------------------------   ---------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
   Net investment income (loss)            $   (126,125)       $  1,434,550
   Net realized gain (loss)                  (1,470,147)           (782,880)
   Net change in unrealized
      appreciation (depreciation)           (16,005,366)        (22,502,973)
                                           ------------        ------------

Net increase (decrease) in net assets
   resulting from operations                (17,601,638)        (21,851,303)
                                           ------------        ------------

DISTRIBUTIONS TO iSHAREHOLDERS:
   From net investment income                (1,485,447)                 --
                                           ------------        ------------
Total distributions to iShareholders         (1,485,447)                 --
                                           ------------        ------------

iSHARES TRANSACTIONS:
   iShares sold                              20,183,374          62,239,581
   iShares redeemed                                  --                  --
                                           ------------        ------------
Net increase (decrease) in net assets
   from iShares transactions                 20,183,374          62,239,581
                                           ------------        ------------
INCREASE IN NET ASSETS                        1,096,289          40,388,278

NET ASSETS:

Beginning of period                         131,167,746          90,779,468
                                           ------------        ------------
End of period                              $132,264,035        $131,167,746
                                           ============        ============

Undistributed (distributions in excess
   of) net investment income
   (accumulated net investment loss)
   included in net assets at
   end of period                           $   (129,072)       $  1,482,500
                                           ============        ============

iSHARES ISSUED AND REDEEMED:
   iShares sold                                 450,000           1,250,000
   iShares redeemed                                  --                  --
                                           ------------        ------------
Net increase (decrease)
   in iShares outstanding                       450,000           1,250,000
                                           ============        ============

See notes to financial statements.

48                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.

                                                    iShares MSCI                          iShares MSCI
                                                      France                                Germany
                                                     Index Fund                            Index Fund
                                         -----------------------------------   -----------------------------------
                                            For the six                           For the six
                                           months ended          For the         months ended          For the
                                         February 28, 2003      year ended     February 28, 2003      year ended
                                            (Unaudited)      August 31, 2002      (Unaudited)      August 31, 2002
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
   Net investment income (loss)             $  (176,225)      $    549,950       $     (73,535)      $    829,578
   Net realized loss                           (585,748)          (401,229)         (5,193,462)        (8,419,696)
   Net change in unrealized
      appreciation (depreciation)            (4,757,510)       (12,515,478)        (16,125,462)       (16,716,690)
                                            -----------       ------------       -------------       ------------
Net increase (decrease) in net assets
   resulting from operations                 (5,519,483)       (12,366,757)        (21,392,459)       (24,306,808)
                                            -----------       ------------       -------------       ------------
Undistributed net investment income
   included in the price of capital
   shares issued or redeemed                         --                 --                  --              3,178
                                            -----------       ------------       -------------       ------------

DISTRIBUTIONS TO iSHAREHOLDERS:
   From net investment income                  (567,205)                --            (838,725)                --
                                            -----------       ------------       -------------       ------------
Total distributions to iShareholders           (567,205)                --            (838,725)                --
                                            -----------       ------------       -------------       ------------

iSHARES TRANSACTIONS:
   iShares sold                                      --          3,457,530                  --          8,628,640
   iShares redeemed                                  --            (18,419)         (9,268,533)        (8,690,553)
                                            -----------       ------------       -------------       ------------
Net increase (decrease) in net assets
   from iShares transactions                         --          3,439,111          (9,268,533)           (61,913)
                                            -----------       ------------       -------------       ------------
DECREASE IN NET ASSETS                       (6,086,688)        (8,927,646)        (31,499,717)       (24,365,543)

NET ASSETS:

Beginning of period                          49,674,280         58,601,926          94,159,659        118,525,202
                                            -----------       ------------       -------------       ------------
End of period                               $43,587,592       $ 49,674,280       $  62,659,942       $ 94,159,659
                                            ===========       ============       =============       ============
Undistributed net investment income
   (accumulated net investment loss)
   included in net assets at
   end of period                            $  (176,225)      $    567,205       $     (73,535)      $    838,725
                                            ===========       ============       =============       ============

iSHARES ISSUED AND REDEEMED:

   iShares sold                                      --            200,000                  --            600,000
   iShares redeemed                                  --             (1,000)           (900,000)          (601,000)
                                            -----------       ------------       -------------       ------------
Net increase (decrease)
   in iShares outstanding                            --            199,000            (900,000)            (1,000)
                                            ===========       ============       =============       ============

                                                    iShares MSCI
                                                       Italy
                                                     Index Fund
                                         -----------------------------------
                                            For the six
                                           months ended          For the
                                         February 28, 2003      year ended
                                            (Unaudited)      August 31, 2002
----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
   Net investment income (loss)             $    67,846       $   725,762
   Net realized loss                           (478,207)       (1,080,970)
   Net change in unrealized
      appreciation (depreciation)               756,401        (4,788,096)
                                            -----------       -----------
Net increase (decrease) in net assets
   resulting from operations                    346,040        (5,143,304)
                                            -----------       -----------
Undistributed net investment income
   included in the price of capital
   shares issued or redeemed                         --                --
                                            -----------       -----------

DISTRIBUTIONS TO iSHAREHOLDERS:
   From net investment income                  (733,556)               --
                                            -----------       -----------
Total distributions to iShareholders           (733,556)               --
                                            -----------       -----------

iSHARES TRANSACTIONS:
   iShares sold                                      --                --
   iShares redeemed                                  --              (501)
                                            -----------       -----------
Net increase (decrease) in net assets
   from iShares transactions                         --              (501)
                                            -----------       -----------
DECREASE IN NET ASSETS                         (387,516)       (5,143,805)

NET ASSETS:

Beginning of period                          29,538,084        34,681,889
                                            -----------       -----------
End of period                               $29,150,568       $29,538,084
                                            ===========       ===========
Undistributed net investment income
   (accumulated net investment loss)
   included in net assets at
   end of period                            $    67,846       $   733,556
                                            ===========       ===========

iSHARES ISSUED AND REDEEMED:

   iShares sold                                      --                --
   iShares redeemed                                  --               (30)
                                            -----------       -----------
Net increase (decrease)
   in iShares outstanding                            --               (30)
                                            ===========       ===========


See notes to financial statements.

Financial Statements                                                          49
iSHARES, INC.

                                                iShares MSCI                         iShares MSCI
                                                 Netherlands                             Spain
                                                 Index Fund                           Index Fund
                                    -----------------------------------   -----------------------------------
                                       For the six                           For the six
                                       months ended        For the           months ended          For the
                                    February 28, 2003     year ended      February 28, 2003      year ended
                                       (Unaudited)      August 31, 2002      (Unaudited)      August 31, 2002
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
   Net investment income(loss)         $   (45,159)       $   320,850        $    95,686       $    180,995
   Net realized loss                    (1,901,403)        (1,566,433)          (937,327)        (2,148,169)
   Net change in unrealized
      appreciation (depreciation)       (2,977,135)        (3,765,109)         1,443,071         (2,580,215)
                                       -----------        -----------        -----------       ------------
Net increase (decrease)
   in net assets resulting
   from operations                      (4,923,697)        (5,010,692)           601,430         (4,547,389)
                                       -----------        -----------        -----------       ------------

DISTRIBUTIONS TO iSHAREHOLDERS:
   From net investment income             (320,678)           (52,040)          (163,361)                --
                                       -----------        -----------        -----------       ------------
Total distributions to
   iShareholders                          (320,678)           (52,040)          (163,361)                --
                                       -----------        -----------        -----------       ------------

iSHARES TRANSACTIONS:
   iShares sold                         12,435,251                 --         34,361,557         11,025,560
   iShares redeemed                             --            (17,930)                --        (14,825,946)
                                       -----------        -----------        -----------       ------------
Net increase (decrease) in net
   assets from iShares
   transactions                         12,435,251            (17,930)        34,361,557         (3,800,386)
                                       -----------        -----------        -----------       ------------
INCREASE (DECREASE) IN NET ASSETS        7,190,876         (5,080,662)        34,799,626         (8,347,775)

NET ASSETS:

Beginning of period                     19,103,415         24,184,077         18,849,778         27,197,553
                                       -----------        -----------        -----------       ------------
End of period                          $26,294,291        $19,103,415        $53,649,404       $ 18,849,778
                                       ===========        ===========        ===========       ============
Undistributed net investment
   income (accumulated net
   investment loss) included in
   net assets at end of period         $   (45,159)       $   320,678        $    95,686       $    163,361
                                       ===========        ===========        ===========       ============

iSHARES ISSUED AND REDEEMED:

   iShares sold                          1,050,000                 --          1,875,000            525,000
   iShares redeemed                             --             (1,000)                --           (750,030)
                                       -----------        -----------        -----------       ------------
Net increase (decrease) in
   iShares outstanding                   1,050,000             (1,000)         1,875,000           (225,030)
                                       ===========        ===========        ===========       ============

                                                iShares MSCI
                                                   Sweden
                                                 Index Fund
                                    -----------------------------------
                                       For the six
                                      months ended          For the
                                    February 28, 2003      year ended
                                      (Unaudited)       August 31, 2002
-----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
   Net investment income(loss)         $   (34,508)       $    98,146
   Net realized loss                    (1,057,888)        (1,617,301)
   Net change in unrealized
      appreciation (depreciation)          494,423           (956,433)
                                       -----------        -----------
Net increase (decrease) in net
   assets resulting from
   operations                             (597,973)        (2,475,588)
                                       -----------        -----------
DISTRIBUTIONS TO iSHAREHOLDERS:
   From net investment income             (100,930)                --
                                       -----------        -----------
Total distributions to
   iShareholders                          (100,930)                --
                                       -----------        -----------
iSHARES TRANSACTIONS:
   iShares sold                         14,403,629                 --)
   iShares redeemed                             --               (394)
                                       -----------        -----------
Net increase (decrease) in net
   assets from iShares
   transactions                         14,403,629               (394)
                                       -----------        -----------
INCREASE (DECREASE) IN NET ASSETS       13,704,726         (2,475,982

NET ASSETS:

Beginning of period                      8,154,008         10,629,990
                                       -----------        -----------
End of period                          $21,858,734        $ 8,154,008
                                       ===========        ===========
Undistributed net investment
   income (accumulated net
   investment loss) included in
   net assets at end of period         $   (34,508)       $   100,930
                                       ===========        ===========

iSHARES ISSUED AND REDEEMED:

   iShares sold                          1,500,000                 --
   iShares redeemed                             --                (30)
                                       -----------        -----------
Net increase (decrease) in
   iShares outstanding                   1,500,000                (30)
                                       ===========        ===========

See notes to financial statements.

50                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.

                                                 iShares MSCI                          iShares MSCI
                                                 Switzerland                          United Kingdom
                                                  Index Fund                            Index Fund
                                    -----------------------------------   -----------------------------------
                                        For the six                         For the six
                                       months ended          For the        months ended         For the
                                    February 28, 2003      year ended     February 28, 2003     year ended
                                       (Unaudited)      August 31, 2002      (Unaudited)      August 31, 2002
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
   Net investment income (loss)        $  (102,164)       $    65,396       $  1,372,757       $  4,083,808
   Net realized loss                    (2,293,379)        (1,137,054)        (1,090,946)        (7,051,788)
   Net change in unrealized
      appreciation (depreciation)       (1,449,249)        (2,902,375)       (15,878,005)       (16,145,045)
                                       -----------        -----------       ------------       ------------
Net decrease in net assets
   resulting from operations            (3,844,792)        (3,974,033)       (15,596,194)       (19,113,025)
                                       -----------        -----------       ------------       ------------
Undistributed net investment
   income included in the price
   of capital shares issued or
   redeemed                                     --                 --                 --             19,118
                                       -----------        -----------       ------------       ------------

DISTRIBUTIONS TO iSHAREHOLDERS:
   From net investment income              (73,589)           (12,505)        (2,770,755)        (1,848,220)
                                       -----------        -----------       ------------       ------------
Total distributions to
   iShareholders                           (73,589)           (12,505)        (2,770,755)        (1,848,220)
                                       -----------        -----------       ------------       ------------

iSHARES TRANSACTIONS:
   iShares sold                                 --          3,498,837         74,144,684         28,061,954
   iShares redeemed                     (2,658,605)           (13,350)        (7,336,909)        (4,935,208)
                                       -----------        -----------       ------------       ------------
Net increase (decrease) in net
   assets from iShares
   transactions                         (2,658,605)         3,485,487         66,807,775         23,126,746
                                       -----------        -----------       ------------       ------------
INCREASE (DECREASE) IN NET
   ASSETS                               (6,576,986)          (501,051)        48,440,826          2,184,619

NET ASSETS:

Beginning of period                     31,883,286         32,384,337        120,067,353        117,882,734
                                       -----------        -----------       ------------       ------------
End of period                          $25,306,300        $31,883,286       $168,508,179       $120,067,353
                                       ===========        ===========       ============       ============
Undistributed net investment
   income (accumulated net
   investment loss) included in
   net assets at end of period         $  (102,164)       $    73,589       $  1,004,613       $  2,402,611
                                       ===========        ===========       ============       ============

iSHARES ISSUED AND REDEEMED:

   iShares sold                                 --            250,000          6,400,000          2,000,000
   iShares redeemed                       (250,000)            (1,000)          (600,000)          (401,000)
                                       -----------        -----------       ------------       ------------
Net increase (decrease) in
   iShares outstanding                    (250,000)           249,000          5,800,000          1,599,000
                                       ===========        ===========       ============       ============

See notes to financial statements.

Financial Statements                                                          51

Financial Highlights

iSHARES, INC.
(For a share outstanding throughout each period)

                                                               iShares MSCI Austria Index Fund
                              ---------------------------------------------------------------------------------------------
                               Six months
                                  ended
                              Feb. 28, 2003     Year ended      Year ended      Year ended      Year ended      Year ended
                               (Unaudited)    Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                     $  8.19         $  8.18       $  7.67          $  9.13         $ 10.11          $10.51
                                 -------         -------       -------          -------         -------          ------
Income from investment
   operations:
   Net investment income
      (loss)/3/                    (0.03)           0.13          0.13             0.04            0.10            0.06
   Net realized and
      unrealized gain
      (loss)                        0.84           (0.12)         0.52            (1.46)          (0.98)           0.20
                                 -------         -------       -------          -------         -------          ------
Total from investment
   operations                       0.81            0.01          0.65            (1.42)          (0.88)           0.26
                                 -------         -------       -------          -------         -------          ------
Less distributions from:
   Net investment income           (0.10)             --         (0.14)           (0.04)          (0.08)          (0.05)
   Net realized gain                  --              --            --               --              --           (0.61)
   Return of capital                  --              --         (0.00)/5/           --           (0.02)          (0.00)/5/
                                 -------         -------       -------          -------         -------          ------
Total distributions                (0.10)             --         (0.14)           (0.04)          (0.10)          (0.66)
                                 -------         -------       -------          -------         -------          ------
Net asset value, end of
   period                        $  8.90         $  8.19       $  8.18          $  7.67         $  9.13          $10.11
                                 =======         =======       =======          =======         =======          ======

Total return                       10.01%/6/        0.12%         8.41%          (15.51)%         (8.69)%          2.16%
                                 =======         =======       =======          =======         =======          ======

Ratios/Supplemental data:
   Net assets, end of
      period (000s)              $15,128         $14,740       $11,447          $10,741         $12,776          $8,085
   Ratio of expenses to
      average net assets/7/         0.84%           0.84%         0.84%/1/         1.16%/1/        1.31%           1.41%
   Ratio of net investment
      income (loss) to
      average net assets/7/        (0.84)%          1.57%         1.69%/2/         0.51%/2/        1.04%           0.51%
   Portfolio turnover
      rate/4/                         12%             32%           66%              34%             50%             36%

/1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended August 31, 2001 and August 31, 2000 were 0.97% and 1.20%, respectively.
/2/ Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the years ended August 31, 2001 and August 31, 2000 were 1.55% and 0.47%, respectively.
/3/  Based on average shares outstanding throughout the period.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/5/  Rounds to less than $0.01.
/6/  Not annualized.
/7/  Annualized for periods of less than one year.

See notes to financial statements.

52                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.
(For a share outstanding throughout each period)

                                                           iShares MSCI Belgium Index Fund
                              --------------------------------------------------------------------------------------------
                               Six months
                                 ended
                              Feb. 28, 2003    Year ended      Year ended      Year ended      Year ended      Year ended
                               (Unaudited)    Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
                              -------------   -------------   -------------   -------------   -------------   -------------
Net asset value, beginning
   of period                   $ 10.43          $ 11.81         $13.23           $ 16.07       $ 18.40          $ 15.64
                               -------          -------         ------           -------       -------          -------
Income from investment
   operations:
   Net investment income
      (loss)/3/                  (0.03)            0.25           0.19              0.19          0.08             0.24
   Net realized and
      unrealized gain
      (loss)                     (1.78)           (1.56)         (1.34)            (2.67)        (0.30)            6.09
                               -------          -------         ------           -------       -------          -------
Total from investment
   operations                    (1.81)           (1.31)         (1.15)            (2.48)        (0.22)            6.33
                               -------          -------         ------           -------       -------          -------
Less distributions from:
   Net investment income         (0.11)           (0.07)         (0.27)            (0.36)        (0.01)           (1.48)
   Net realized gain                --               --             --                --         (1.19)           (1.99)
   Return of capital                --               --             --                --         (0.91)           (0.10)
                               -------          -------         ------           -------       -------          -------
Total distributions              (0.11)           (0.07)         (0.27)            (0.36)        (2.11)           (3.57)
                               -------          -------         ------           -------       -------          -------
Net asset value, end of
   period                      $  8.51          $ 10.43         $11.81           $ 13.23       $ 16.07          $ 18.40
                               =======          =======         ======           =======       =======          =======

Total return                    (17.45)%/5/      (11.10)%        (8.72)%          (15.50)%       (1.00)%          39.42%
                               =======          =======         ======           =======       =======          =======

Ratios/supplemental data:
   Net assets, end of
      period (000s)            $29,615          $10,427         $9,918           $13,230       $13,496          $25,765
   Ratio of expenses to
      average net assets/6/       0.84%            0.84%          0.84%/1/          1.13%         1.24%            1.04%
   Ratio of net investment
      income (loss) to
      average net assets/6/      (0.56)%           2.26%          1.60%/2/          1.36%         0.45%            1.28%
   Portfolio turnover
      rate/4/                        3%              18%            36%               53%           63%              50%

/1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2001 was 0.87%.
/2/ Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2001 was 1.57%.
/3/  Based on average shares outstanding throughout the period.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/5/  Not annualized.
/6/  Annualized for periods of less than one year.

See notes to financial statements.

Financial Highlights                                                          53
iSHARES, INC.
(For a share outstanding throughout each period)

                                                          iShares MSCI EMU Index Fund
                                       -----------------------------------------------------------------
                                         Six months                                        Period from
                                           ended                                        Jul. 25, 2000/8/
                                       Feb. 28, 2003      Year ended      Year ended           to
                                        (Unaudited)     Aug. 31, 2002   Aug. 31, 2001     Aug. 31, 2000
--------------------------------------------------------------------------------------------------------
Net asset value, begining of period       $  46.02         $  56.74        $ 76.02           $ 80.72
                                          --------         --------        -------           -------
Income from investment operations
   Net investment income (loss)/3/           (0.04)            0.75           0.72             (0.00)/5/
   Net realized and unrealized loss          (5.45)          (11.47)        (19.32)            (4.70)
                                          --------         --------        -------           -------
Total from investment operations             (5.49)          (10.72)        (18.60)            (4.70)
                                          --------         --------        -------           -------
Less distributions from:
   Net investment income                     (0.45)              --          (0.42)               --
   Return of capital                            --               --          (0.26)               --
                                          --------         --------        -------           -------
Total distributions                          (0.45)              --          (0.68)               --
                                          --------         --------        -------           -------
Net asset value, end of period            $  40.08         $  46.02        $ 56.74           $ 76.02
                                          ========         ========        =======           =======

Total return                                (12.00)%/6/      (18.89)%       (24.51)%           (5.82)%/6/
                                          ========         ========        =======           =======

Ratios/Supplemental data:
   Net assets, end of period (000s)       $132,264         $131,168        $90,779           $41,811
   Ratio of expenses to average net
      assets/7/                               0.84%            0.84%          0.84%             0.84%/1/
   Ratio of net investment income
      (loss) to average net assets/7/        (0.20)%           1.44%          1.13%             0.03%/2/
   Portfolio turnover rate/4/                    2%               3%            24%                0%

/1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 1.57%.
/2/ Ratio of net investment loss to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was (0.70)%.
/3/  Based on average shares outstanding throughout the period.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/5/  Rounds to less than $0.01.
/6/  Not annualized.
/7/  Annualized for periods of less than one year.
/8/  Commencement of operations.

See notes to financial statements.

54                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.
(For a share outstanding throughout each period)

                                                              iShares MSCI France Index Fund
                              ---------------------------------------------------------------------------------------------
                               Six months
                                 ended
                              Feb. 28, 2003     Year ended      Year ended      Year ended      Year ended      Year ended
                              (Unaudited)     Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period          $ 15.52          $ 19.53         $ 26.41         $ 22.90         $ 19.13         $ 14.50
                                -------          -------         -------         -------         -------         -------
Income from investment
   operations:
   Net investment income
      (loss)/1/                   (0.06)            0.18            0.06            0.10            0.14            0.30
   Net realized and
      unrealized gain
      (loss)                      (1.66)           (4.19)          (6.89)           5.21            3.88            4.76
                                -------          -------         -------         -------         -------         -------
Total from investment
   operations                     (1.72)           (4.01)          (6.83)           5.31            4.02            5.06
                                -------          -------         -------         -------         -------
Less distributions from:
   Net investment income          (0.18)              --           (0.04)          (0.11)          (0.12)          (0.22)
   Net realized gain                 --               --           (0.00)/3/       (1.67)          (0.05)          (0.14)
   Return of capital                 --               --           (0.01)          (0.02)          (0.08)          (0.07)
                                -------          -------         -------         -------         -------         -------
Total distributions               (0.18)              --           (0.05)          (1.80)          (0.25)          (0.43)
                                -------          -------         -------         -------         -------         -------
Net asset value, end of
   period                       $ 13.62          $ 15.52         $ 19.53         $ 26.41         $ 22.90         $ 19.13
                                =======          =======         =======         =======         =======         =======

Total return                     (11.18)%/4/      (20.53)%        (25.86)%         23.45%          21.01%          34.77%
                                =======          =======         =======         =======         =======         =======

Ratios/Supplemental data:
   Net assets, end of
      period (000s)             $43,588          $49,674         $58,602         $95,116         $77,885         $45,922
   Ratio of expenses to
      average net assets/5/        0.84%            0.84%           0.84%           0.96%           1.06%           1.18%
   Ratio of net
      investment income
      (loss) to average
      net assets/5/               (0.77)%           1.00%           0.28%           0.36%           0.67%           1.58%
   Portfolio turnover
      rate/2/                         2%               3%             14%             17%              0%              6%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.
/4/  Not annualized.
/5/  Annualized for periods of less than one year.

See notes to financial statements.

Financial Highlights                                                          55
iSHARES, INC.
(For a share outstanding throughout each period)

                                                             iShares MSCI Germany Index Fund
                              ---------------------------------------------------------------------------------------------
                               Six months
                                 ended
                              Feb. 28, 2003     Year ended      Year ended      Year ended      Year ended      Year ended
                              (Unaudited)     Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period          $ 12.07          $ 15.19         $  20.46        $  21.17        $  20.25        $ 16.31
                                -------          -------         --------        --------        --------        -------
Income from investment
   operations:
   Net investment income
      (loss)/1/                   (0.01)            0.11             0.18            0.18            0.12           0.29
   Net realized and
      unrealized gain
      (loss)                      (2.86)           (3.23)           (5.26)           1.64            1.31           3.92
                                -------          -------         --------        --------        --------        -------
Total from investment
   operations                     (2.87)           (3.12)           (5.08)           1.82            1.43           4.21
                                -------          -------         --------        --------        --------        -------
Less distributions from:
   Net investment income          (0.12)              --            (0.19)          (0.17)          (0.11)         (0.18)
   Net realized gain                 --               --               --           (2.32)          (0.39)         (0.01)
   Return of capital                 --               --            (0.00)/3/       (0.04)          (0.01)         (0.08)
                                -------          -------         --------        --------        --------        -------
Total distributions               (0.12)              --            (0.19)          (2.53)          (0.51)         (0.27)
                                -------          -------         --------        --------        --------        -------
Net asset value, end of
   period                       $  9.08          $ 12.07         $  15.19        $  20.46        $  21.17        $ 20.25
                                =======          =======         ========        ========        ========        =======
Total return                     (23.87)%/4/      (20.54)%         (24.87)%          8.44%           7.04%         25.69%
                                =======          =======         ========        ========        ========        =======

Ratios/Supplemental data:
   Net assets, end of
      period (000s)             $62,660          $94,160         $118,525        $153,487        $101,645        $72,934
   Ratio of expenses to
      average net assets/5/        0.84%            0.84%            0.84%           0.94%           1.00%          1.08%
   Ratio of net
      investment income
      (loss) to average
      net assets/5/              (0.20)%            0.77%            0.99%           0.73%           0.57%          1.43%
   Portfolio turnover
      rate/2/                         4%               9%              20%             56%             14%             1%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.
/4/  Not annualized.
/5/  Annualized for periods of less than one year.

See notes to financial statements.

56                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.
(For a share outstanding throughout each period)

                                                              iShares MSCI Italy Index Fund
                              ---------------------------------------------------------------------------------------------
                               Six months
                                 ended
                              Feb. 28, 2003     Year ended      Year ended      Year ended      Year ended      Year ended
                              (Unaudited)     Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value, begining
   of period                    $ 15.15          $ 17.79         $ 22.23         $ 21.56         $ 22.89         $ 16.66
                                -------          -------         -------         -------         -------         -------
Income from investment
   operations:
   Net investment income/1/        0.03             0.37            0.24            0.39            0.17            0.18
   Net realized and
      unrealized  gain
      (loss)                       0.15            (3.01)          (4.37)           2.51            1.05            7.94
                                -------          -------         -------         -------         -------         -------
Total from investment
   operations                      0.18            (2.64)          (4.13)           2.90            1.22            8.12
                                -------          -------         -------         -------         -------         -------
Less distributions from:
   Net investment income          (0.38)              --           (0.24)          (0.12)          (0.06)          (1.20)
   Net realized gain                 --               --           (0.07)          (1.80)          (2.24)          (0.69)
   Return of capital                 --               --           (0.00)/3/       (0.31)          (0.25)             --
                                -------          -------         -------         -------         -------         -------
Total distributions               (0.38)              --           (0.31)          (2.23)          (2.55)          (1.89)
                                -------          -------         -------         -------         -------         -------
Net asset value, end of
   period                       $ 14.95          $ 15.15         $ 17.79         $ 22.23         $ 21.56         $ 22.89
                                =======          =======         =======         =======         =======         =======

Total return                       1.21%/4/       (14.84)%        (18.61)%         13.35            5.14%          47.66%
                                =======          =======         =======         =======         =======         =======

Ratios/Supplemental data:
   Net assets, end of
      period (000s)             $29,151          $29,538         $34,682         $50,008         $58,224         $58,368
   Ratio of expenses to
      average net assets/5/        0.84%            0.84%           0.84%           0.99%           1.03%           1.02%
   Ratio of net investment
    income to average net
    assets/5/                      0.49%            2.34%           1.16%           1.61%           0.70%           0.76%
   Portfolio turnover rate
      /2/                            12%              10%             20%             40%              8%              8%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.
/4/  Not annualized.
/5/  Annualized for periods of less than one year.

See notes to financial statements.

Financial Highlights                                                          57
iSHARES, INC.
(For a share outstanding throughout each period)

                                                              iShares MSCI Netherlands Index Fund
                              -----------------------------------------------------------------------------------------------
                               Six months
                                  ended
                              Feb. 28, 2003       Year ended      Year ended      Year ended      Year ended      Year ended
                              (Unaudited)       Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period            $ 14.69          $ 18.59         $ 23.53         $ 23.45         $ 23.50         $ 21.42
                                  -------          -------         -------         -------         -------         -------
Income from investment
   operations:
   Net investment income
      (loss)/1/                     (0.03)            0.25            0.28            0.13            0.53            0.25
   Net realized and
      unrealized gain
      (loss)                        (3.22)           (4.11)          (4.94)           0.18            1.60            3.53
                                  -------          -------         -------         -------         -------         -------
Total from investment
   operations                       (3.25)           (3.86)          (4.66)           0.31            2.13            3.78
                                  -------          -------         -------         -------         -------         -------
Less distributions from:
   Net investment income            (0.25)           (0.04)          (0.28)          (0.08)          (0.44)          (0.16)
   Net realized gain                   --               --              --           (0.11)          (1.66)          (1.47)
   Return of capital                   --               --              --           (0.04)          (0.08)          (0.07)
                                  -------          -------         -------         -------         -------         -------
Total distributions                 (0.25)           (0.04)          (0.28)          (0.23)          (2.18)          (1.70)
                                  -------          -------         -------         -------         -------         -------
Net asset value, end of
   period                         $ 11.19          $ 14.69         $ 18.59         $ 23.53         $ 23.45         $ 23.50
                                  =======          =======         =======         =======         =======         =======

Total return                       (22.42)%/3/      (20.79)%        (19.83)%          1.28%           8.98%          17.41%
                                  =======          =======         =======         =======         =======         =======

Ratios/Supplemental data:
   Net assets, end of
      period (000s)               $26,294          $19,103         $24,184         $30,613         $31,685         $22,349
   Ratio of expenses to
      average net assets/4/          0.84%            0.84%           0.84%           1.03%           1.07%           1.12%
   Ratio of net investment
      income (loss) to
      average net assets/4/         (0.51)%           1.48%           1.34%           0.53%           2.20%           1.00%
   Portfolio turnover
      rate/2/                          13%              15%             35%             22%             32%             16%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Not annualized.
/4/  Annualized for periods of less than one year.

See notes to financial statements.

58                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.
(For a share outstanding throughout each period)

                                                        iShares MSCI Spain Index Fund
                              ---------------------------------------------------------------------------------------------
                               Six months
                                  ended
                              Feb. 28, 2003     Year ended      Year ended      Year ended      Year ended      Year ended
                               (Unaudited)    Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period            $ 17.95        $ 21.33         $ 24.19         $ 25.59         $ 23.84         $ 18.49
                                  -------        -------         -------         -------         -------         -------
Income from investment
   operations:
   Net investment
      income/1/                      0.08           0.17            0.19            0.15            0.09            0.16
   Net realized and
      unrealized gain
      (loss)                         0.47          (3.55)          (2.89)          (0.60)           3.14            5.94
                                  -------        -------         -------         -------         -------         -------
Total from investment
   operations                        0.55          (3.38)          (2.70)          (0.45)           3.23            6.10
                                  -------        -------         -------         -------         -------         -------
Less distributions from:
   Net investment income            (0.16)            --           (0.16)          (0.14)          (0.09)          (0.14)
   Net realized gain                   --             --              --           (0.80)          (1.35)          (0.55)
   Return of capital                   --             --           (0.00)/3/       (0.01)          (0.04)          (0.06)
                                  -------        -------         -------         -------         -------         -------
Total distributions                 (0.16)            --           (0.16)          (0.95)          (1.48)          (0.75)
                                  -------        -------         -------         -------         -------         -------
Net asset value, end of
   period                         $ 18.34        $ 17.95         $ 21.33         $ 24.19         $ 25.59         $ 23.84
                                  =======        =======         =======         =======         =======         =======

Total return                        3.05%/4/      (15.85)%        (11.17)%         (1.81)%         13.39%          32.58%
                                  =======        =======         =======         =======         =======         =======

Ratios/Supplemental data:
   Net assets, end of
      period (000s)               $53,649        $18,850         $27,198         $39,913         $36,469         $25,029
   Ratio of expenses to
      average net assets/5/          0.84%          0.84%           0.84%           0.99%           1.04%           1.11%
   Ratio of net investment
      income to average net
      assets/5/                      0.94%          0.85%           0.82%           0.57%           0.31%           0.61%
   Portfolio turnover
      rate/2/                           7%            14%             26%             39%             17%              9%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.
/4/  Not annualized.
/5/  Annualized for periods of less than one year.

See notes to financial statements.

Financial Highlights                                                          59
iSHARES, INC.
(For a share outstanding throughout each period)

                                                               iShares MSCI Sweden Index Fund
                              -----------------------------------------------------------------------------------------------
                               Six months
                                 ended
                              Feb. 28, 2003       Year ended      Year ended      Year ended      Year ended      Year ended
                               (Unaudited)      Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period            $  9.88          $ 12.88         $ 24.38         $ 22.26         $ 18.39         $ 18.32
                                  -------          -------         -------         -------         -------         -------
Income from investment
   operations:
   Net investment income
      (loss)/1/                     (0.04)            0.12            0.07            0.14            0.10            0.10
   Net realized and
      unrealized gain
      (loss)                        (0.32)           (3.12)         (11.52)           8.38            4.52            0.95
                                  -------          -------         -------         -------         -------         -------
Total from investment
   operations                       (0.36)           (3.00)         (11.45)           8.52            4.62            1.05
                                  -------          -------         -------         -------         -------         -------
Less distributions from:
   Net investment income            (0.12)              --           (0.05)          (0.14)          (0.10)          (0.09)
   Net realized gain                   --               --              --           (6.22)          (0.63)          (0.87)
   Return of capital                   --               --           (0.00)/3/       (0.04)          (0.02)          (0.02)
                                  -------          -------         -------         -------         -------         -------
Total distributions                 (0.12)              --           (0.05)          (6.40)          (0.75)          (0.98)
                                  -------          -------         -------         -------         -------         -------
Net asset value, end of
   period                         $  9.40          $  9.88         $ 12.88         $ 24.38         $ 22.26         $ 18.39
                                  =======          =======         =======         =======         =======         =======

Total return                        (3.65)%/4/      (23.29)%        (46.99)%         39.15%          25.09%           5.48%
                                  =======          =======         =======         =======         =======         =======

Ratios/Supplemental data:
   Net assets, end of
      period (000s)               $21,859          $ 8,154         $10,630         $23,774         $20,034         $13,791
   Ratio of expenses to
      average net assets/5/          0.84%            0.84%           0.84%           1.03%           1.13%           1.17%
   Ratio of net investment
      income (loss) to
      average net assets/5/         (0.80)%           0.98%           0.40%           0.46%           0.49%           0.48%
   Portfolio turnover
      rate/2/                           9%              31%             43%             90%             33%             11%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.
/4/  Not annualized.
/5/  Annualized for periods of less than one year.

See notes to financial statements.

60                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.
(For a share outstanding throughout each period)

                                                            iShares MSCI Switzerland Index Fund
                              ---------------------------------------------------------------------------------------------
                               Six months
                                  ended
                              Feb. 28, 2003     Year ended      Year ended      Year ended      Year ended      Year ended
                               (Unaudited)    Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period            $ 11.59        $ 12.95         $ 15.54         $ 15.39         $ 15.55         $ 13.79
                                  -------        -------         -------         -------         -------         -------
Income from investment
   operations:
   Net investment income
      (loss)/1/                     (0.04)          0.03            0.04            0.04            0.04           (0.00)/3/
   Net realized and
      unrealized gain
      (loss)                        (1.40)         (1.38)          (2.54)           0.27            0.19            3.01
                                  -------        -------         -------         -------         -------         -------
Total from investment
   operations                       (1.44)         (1.35)          (2.50)           0.31            0.23            3.01
                                  -------        -------         -------         -------         -------         -------
Less distributions from:
   Net investment income            (0.03)         (0.01)          (0.05)          (0.04)          (0.07)          (0.01)
   Net realized gain                   --             --           (0.04)          (0.11)          (0.31)          (1.21)
   Return of capital                   --             --              --           (0.01)          (0.01)          (0.03)
                                  -------        -------         -------         -------         -------         -------
Total distributions                 (0.03)         (0.01)          (0.09)          (0.16)          (0.39)          (1.25)
                                  -------        -------         -------         -------         -------         -------
Net asset value, end of
   period                         $ 10.12        $ 11.59         $ 12.95         $ 15.54         $ 15.39         $ 15.55
                                  =======        =======         =======         =======         =======         =======

Total return                       (12.45)%/4/    (10.47)%        (16.08)%          1.96%           1.47%          21.24%
                                  =======        =======         =======         =======         =======         =======

Ratios/Supplemental data:
   Net assets, end of
      period (000s)               $25,306        $31,883         $32,384         $44,685         $38,499         $29,163
   Ratio of expenses to
      average net assets/5/          0.84%          0.84%           0.84%           1.01%           1.09%           1.15%
   Ratio of net investment
      income (loss) to
      average net assets/5/         (0.73)%         0.20%           0.29%           0.23%           0.24%          (0.03)%
   Portfolio turnover
      rate/2/                           5%            12%             34%             35%             35%             43%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.
/4/  Not annualized.
/5/  Annualized for periods of less than one year.

See notes to financial statements.

Financial Highlights                                                          61
iSHARES, INC.
(For a share outstanding throughout each period)

                                                        iShares MSCI United Kingdom Index Fund
                             ---------------------------------------------------------------------------------------------
                              Six months
                                 ended
                             Feb. 28, 2003     Year ended      Year ended      Year ended      Year ended      Year ended
                             (Unaudited)     Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period         $  12.77         $  15.11        $  18.35        $  20.25        $  18.48         $ 16.50
                              --------         --------        --------        --------        --------         -------
Income from investment
  operations:
  Net investment
     income/1/                    0.13             0.48            0.26            0.27            0.44            0.37
  Net realized and
     unrealized gain
     (loss)                      (1.53)           (2.60)          (3.23)          (0.85)           2.40            2.12
                              --------         --------        --------        --------        --------         -------
Total from investment
  operations                     (1.40)           (2.12)          (2.97)          (0.58)           2.84            2.49
                              --------         --------        --------        --------        --------         -------
Less distributions from:
  Net investment income          (0.28)           (0.22)          (0.25)          (0.25)          (0.37)          (0.33)
  Net realized gain                 --               --           (0.02)          (1.03)          (0.62)          (0.11)
  Return of capital                 --               --              --           (0.04)          (0.08)          (0.07)
                              --------         --------        --------        --------        --------         -------
Total distributions              (0.28)           (0.22)          (0.27)          (1.32)          (1.07)          (0.51)
                              --------         --------        --------        --------        --------         -------
Net asset value, end of
  period                      $  11.09         $  12.77        $  15.11        $  18.35        $  20.25         $ 18.48
                              ========         ========        ========        ========        ========         =======

Total return                    (11.11)%/3/      (14.19)%        (16.20)%         (3.00)%         15.33%          14.98%
                              ========         ========        ========        ========        ========         =======

Ratios/Supplemental data:
  Net assets, end of
     period (000s)            $168,508         $120,067        $117,883        $146,803        $113,402         $62,846
  Ratio of expenses to
     average net assets/4/        0.84%            0.84%           0.84%           0.94%           0.97%           1.03%
  Ratio of net investment
     income to average
     net assets/4/                2.17%            3.39%           1.57%           1.39%           2.16%           1.90%
  Portfolio turnover
     rate/2/                         1%              14%             30%             33%             13%              3%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Not annualized.
/4/  Annualized for periods of less than one year.

See notes to financial statements.

62                               2003 iShares Semi-Annual Report to Shareholders

Notes to the Financial Statements (Unaudited)

iSHARES, INC.

1.  SIGNIFICANT ACCOUNTING POLICIES

iShares, Inc. (the "Company"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994. As of February 28, 2003, the Company offered 23 investment portfolios or funds.

These financial statements relate only to the iShares MSCI Austria, iShares MSCI Belgium, iShares MSCI EMU, iShares MSCI France, iShares MSCI Germany, iShares MSCI Italy, iShares MSCI Netherlands, iShares MSCI Spain, iShares MSCI Sweden, iShares MSCI Switzerland and iShares MSCI United Kingdom Index Funds (each a "Fund", collectively the "Funds").

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in a particular market, as measured by a particular equity securities index compiled by Morgan Stanley Capital International Inc. ("MSCI"). The investment advisor utilizes a "passive" or index approach to achieve each Fund's investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold stocks in fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

Each Fund invests in the securities of foreign issuers of a single country or region, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization of expropriation of assets; and the risk of war.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions. Actual results could differ from those estimates.

Certain prior year amounts in the financial statements have been reclassified to be consistent with the current period presentation.

SECURITY VALUATION

Portfolio securities for which market prices are readily available are valued using the official closing price of the primary exchange on which they are traded. The methodology used to determine such closing prices varies among markets. Such prices are generally the same as those used by MSCI in calculating the benchmark indices used by the Funds. Mutual fund shares are valued at net asset value. Any securities, including restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by the Company's Board of Directors.

SECURITY TRANSACTIONS, INCOME RECOGNITION AND EXPENSES

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. Common

Notes to the Financial Statements                                             63
iSHARES, INC.

expenses incurred by the Company prior to December 28, 2001 were allocated to the funds based on the ratio of average net assets of each fund to the combined net assets of all funds offered by the Company, or other appropriate method. Other expenses, directly related to a specific fund, were charged to that fund. Additional details of the current expense structure may be found in Note 2.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

Foreign currency and assets and liabilities denominated in foreign currency are generally converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time). However, the Company may use a different exchange rate from the rate used by MSCI in the event that the investment advisor concludes that such rate is more appropriate.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

EQUALIZATION

Prior to January 1, 2002, the Funds used the accounting practice of equalization. This accounting method was used to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital stock. Equalization is calculated on a per share basis whereby a portion of the proceeds from sales and costs of repurchases of capital stock is applied to undistributed net investment income. The amounts of equalization are disclosed in the Statements of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued or redeemed.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, including any net foreign currency gains, are declared and distributed at least annually by each Fund. Distributions of net realized gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

64                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.

At August 31, 2002, the tax year-end of the Funds, the components of distributable earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
                           Undistributed     Undistributed   Total Distributable
iShares MSCI Index Fund   Ordinary Income   Long-term Gain        Earnings
--------------------------------------------------------------------------------
Austria                     $  208,682           $--             $  208,682
Belgium                        132,112            --                132,112
EMU                          1,485,447            --              1,485,447
France                         567,205            --                567,205
Germany                        838,725            --                838,725
Italy                          733,556            --                733,556
Netherlands                    320,678            --                320,678
Spain                          163,361            --                163,361
Sweden                         100,930            --                100,930
Switzerland                     73,589            --                 73,589
United Kingdom               2,447,179            --              2,447,179
--------------------------------------------------------------------------------

For the year ended August 31, 2002, the tax characterization of distributions paid was equal to the book characterization of distributions paid for all of the Funds. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the six months ended February 28, 2003.

From November 1, 2001 to August 31, 2002, certain of the Funds incurred net foreign exchange losses and net realized capital losses. As permitted by tax regulations, the following Funds have elected to defer those losses and treat them as arising in the year ending August 31, 2003.

-------------------------------------------------------------
                                               Deferred
                                             Net Realized
                                          Capital/net Foreign
iShares MSCI Index Fund                     Currency Losses
-------------------------------------------------------------
Austria                                       $  337,355
Belgium                                          238,131
EMU                                              170,624
France                                           342,786
Germany                                        5,200,467
Italy                                            885,320
-------------------------------------------------------------

-------------------------------------------------------------
                                               Deferred
                                              Net Realized
                                          Capital/net Foreign
iShares MSCI Index Fund                      Currency Losses
-------------------------------------------------------------
Netherlands                                   $1,497,810
Spain                                            680,138
Sweden                                         1,551,873
Switzerland                                      547,493
United Kingdom                                 6,530,756
-------------------------------------------------------------

Notes to the Financial Statements                                             65
iSHARES, INC.

At August 31, 2002, the tax year-end of the Funds, certain of the Funds had tax basis net capital loss carryforwards. Such losses may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration date, whichever occurs first.

------------------------------------------------------------------------------------
                          Expiring   Expiring   Expiring    Expiring
iShares MSCI Index Fund    in 2007    in 2008    in 2009     in 2010        Total
------------------------------------------------------------------------------------
Austria                    $4,273    $551,208   $336,553   $ 1,291,324   $ 2,183,358
Belgium                        --      94,675    450,543     1,677,678     2,222,896
EMU                            --          --        443     1,923,552     1,923,995
France                         --          --         --     3,807,513     3,807,513
Germany                        --          --     86,860    13,573,336    13,660,196
Italy                          --          --         --     3,335,772     3,335,772
Netherlands                    --          --     60,885     3,222,792     3,283,677
Spain                          --          --     20,276     2,081,931     2,102,207
Sweden                         --          --    126,557     3,350,244     3,476,801
Switzerland                    --          --         --     2,855,879     2,855,879
United Kingdom                 --          --         --     9,945,254     9,945,254
------------------------------------------------------------------------------------

If any of the Funds own shares in certain foreign investment entities, referred to, under U.S. tax law code, as "passive foreign investment companies", such Funds may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

For the year ended August 31, 2002, each Fund reclassified certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

2.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Barclays Global Fund Advisors ("BGFA") acts as investment advisor to the Company and is responsible for the investment management of each Fund. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA serves as investment advisor to each Fund pursuant to an Advisory Agreement between the Company and BGFA, as amended December 28, 2001. Under this agreement, BGFA is responsible for placing purchase and sale orders, providing continuous supervision of the investment portfolio of each Fund, and the general management of the Company's affairs.

Under the Advisory Agreement, BGFA is responsible for all of the expenses ("Covered Expenses") of each of the Funds, other than interest, taxes, brokerage commissions and other expenses connected with the executions of portfolio transactions, extraordinary expenses, distribution fees and advisory fees. Prior to December 28, 2001 and pursuant to the prior advisory agreement, the investment advisory fee earned by and paid to BGFA with respect to each Fund was reduced by the aggregate of such Fund's fees and expenses (subject to the exceptions in the prior sentence). BGFA also agreed to reimburse each Fund to the extent that the expenses of any Fund (subject to the same exceptions) exceeded the investment advisory fee as stated in the advisory fee table below.

66                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.

For its investment management services to the Funds, BGFA is entitled to an annual investment advisory fee based on each Fund's allocable portion of the aggregate net assets of all the funds offered by the Company (except for the iShares MSCI Brazil, iShares MSCI Pacific ex-Japan, iShares MSCI South Africa, iShares MSCI South Korea, and iShares MSCI Taiwan Index Funds) as follows:

---------------------------------------------------------------
Advisory Fee   Aggregate Net Assets
---------------------------------------------------------------
0.59%          First $7 billion
0.54           Over $7 billion, up to and including $11 billion
0.49           Over $11 billion
---------------------------------------------------------------

Barclays Global Investors, N.A. ("BGI") has a license agreement with MSCI for the use of the relevant MSCI indices. Under a sub-license agreement between BGI and the Funds, the fees for the use of such MSCI indices are paid directly by BGI to MSCI.

Investors Bank & Trust Company ("Investors Bank") serves as administrator, custodian and transfer agent for the Company. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees, which are accrued daily and paid monthly. These fees are Covered Expenses as defined above.

Effective February 24, 2003, BGI began serving as securities lending agent for the Company. BGI is an affiliate of BGFA, the Funds' investment advisor. The Board of Directors has approved the selection of BGI as securities lending agent subject to the conditions of the exemptive order that was issued by the Securities and Exchange Commission ("SEC"). As securities lending agent, BGI receives a fee based on a share of the income earned on investment of the cash collateral received for the loan of securities. For the period from February 24, 2003 through February 28, 2003, BGI earned $31 in securities lending agent fees from the Funds. Prior to February 24, 2003, Investors Bank served as securities lending agent for the Funds.

SEI Investments Distribution Co. (the "Distributor") serves as each Fund's underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Company. The Company has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Company's Plan, the Distributor is entitled to receive a distribution fee from each Fund, not to exceed 0.25% of the average daily net assets of such Fund, for distribution-related services.

Pursuant to an exemptive order issued by the SEC, each Fund may invest in the institutional shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds. The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio of Master Investment Portfolio, which is managed by BGFA, the Funds' investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments or from investment of securities lending collateral are recorded as either interest income or as securities lending income, respectively, in the accompanying Statements of Operations.

As a result of using an index approach to investing, the iShares MSCI United Kingdom Index Fund held shares of Barclays PLC, with a current market value of $4,839,186 as of February 28, 2003. Barclays PLC is an affiliate of BGFA, the Fund's investment advisor.

Notes to the Financial Statements                                             67
iSHARES, INC.

The Company pays each director not affiliated with BGFA an annual retainer and reimburses the directors for travel and out-of-pocket expenses incurred in connection with their attendance at Board of Directors meetings. As of February 28, 2003, certain directors and officers of the Company are also employees of BGFA and its affiliates or employees of Investors Bank.

3.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term securities) for the six months ended February 28, 2003, were as follows:

-------------------------------------------------
iShares MSCI Index Fund   Purchases       Sales
-------------------------------------------------
Austria                   $1,808,036   $2,051,509
Belgium                      458,567      589,713
EMU                        2,434,507    3,701,309
France                       745,805    1,438,731
Germany                    2,708,537    3,713,346
Italy                      3,380,495    3,965,151
Netherlands                2,382,828    2,651,382
Spain                      1,737,613    1,777,163
Sweden                       851,495    1,025,434
Switzerland                1,575,164    1,468,911
United Kingdom             1,448,391    2,935,239
-------------------------------------------------

In-kind transactions for the six months ended February 28, 2003, were as follows:

--------------------------------------------------
                            In-kind       In-kind
iShares MSCI Index Fund    Purchases       Sales
--------------------------------------------------
Austria                   $ 2,393,667   $3,624,602
Belgium                    30,155,989    7,555,155
EMU                        20,102,367           --
Germany                            --    9,212,902
Netherlands                12,437,549           --
Spain                      34,321,596           --
Sweden                     14,412,046           --
Switzerland                        --    2,629,522
United Kingdom             73,856,781    7,294,160
--------------------------------------------------

68                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.

At February 28, 2003, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

------------------------------------------------------------------------------------
                                                                      Net Unrealized
                             Tax         Unrealized     Unrealized     Appreciation
iShares MSCI Index Fund      Cost       Appreciation   Depreciation   (Depreciation)
------------------------------------------------------------------------------------
Austria                   $14,722,630     $1,551,794   $ (1,163,580)  $    388,214
Belgium                    35,514,240        154,381     (6,083,904)    (5,929,523)
EMU                       184,993,706      2,029,982    (55,086,348)   (53,056,366)
France                     65,522,651      1,966,990    (23,982,114)   (22,015,124)
Germany                   137,254,757        684,258    (75,435,207)   (74,750,949)
Italy                      36,863,258      1,736,035     (8,579,996)    (6,843,961)
Netherlands                37,144,758        161,487    (11,122,840)   (10,961,353)
Spain                      63,521,649        885,416     (6,585,671)    (5,700,255)
Sweden                     30,573,631        572,812     (6,304,110)    (5,731,298)
Switzerland                34,289,446        527,158     (9,563,797)    (9,036,639)
United Kingdom            219,756,447      2,949,420    (55,201,794)   (52,252,374)
------------------------------------------------------------------------------------

4.   iSHARES TRANSACTIONS

The Company's authorized shares are 10.9 billion shares of $.001 par value capital stock. The number of shares authorized to each Fund are as follows:

-------------------------------------------
iShares MSCI Index Fund   Authorized Shares
-------------------------------------------
Austria                       19,800,000
Belgium                      136,200,000
EMU                          500,000,000
France                       340,200,000
Germany                      382,200,000
Italy                         63,600,000
-------------------------------------------

-------------------------------------------
iShares MSCI Index Fund   Authorized Shares
-------------------------------------------
Netherlands                  255,000,000
Spain                        127,800,000
Sweden                        63,600,000
Switzerland                  318,625,000
United Kingdom               943,200,000
-------------------------------------------

The Company issues and redeems shares ("iShares") of each Fund only in aggregations of a specified number of iShares (each, a "Creation Unit") at net asset value. Except when aggregated in Creation Units, iShares are not redeemable. Transactions in iShares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for purchase of Creation Units of a Fund is generally the in-kind deposit of a designated portfolio of equity securities constituting a portfolio sampling representation of the corresponding MSCI Index and an amount of cash. A purchase transaction fee and a redemption transaction fee are charged to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares.

Notes to the Financial Statements                                             69
iSHARES, INC.

5.   LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, letters of credit issued by banks approved by BGFA, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value equal to at least 105% of the market value of the loaned securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of February 28, 2003, certain of the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market mutual funds. The market values of the securities on loan at February 28, 2003, and the cash collateral received are disclosed in the Statements of Assets and Liabilities.

6.   LEGAL PROCEEDINGS

The Company is a defendant in an action in the U.S. District Court for the Northern District of Illinois. There are numerous other defendants, including the Company's investment advisor, other exchange traded funds, various fund service providers and market makers, and the Chicago Stock Exchange, Inc. A company named MOPEX, Inc. is the plaintiff in this action. MOPEX claims that the actions of the parties, including the Company, infringe a patent held by MOPEX, and that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. MOPEX's patent, however, was found to be invalid by the judge in a related case in the U.S. District Court for the Southern District of New York. That case has now been settled. Although the Company is not a party to the action in New York, the Company believes that the finding of invalidity of the alleged patent will permit the action in Illinois to be resolved quickly with no effect on the Company.

70                               2003 iShares Semi-Annual Report to Shareholders

Notes:

Notes                                                                         71

Notes:

72                               2003 iShares Semi-Annual Report to Shareholders

Notes:

Notes                                                                         73

The iShares Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call iShares at 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares fund. It contains more complete information, including charges and expenses.

Broad Market

iShares Dow Jones U.S. Total Market Index Fund (IYY) iShares Russell 3000 Index Fund (IWV) iShares Russell 3000 Growth Index Fund (IWZ) iShares Russell 3000 Value Index Fund (IWW)

Large Cap

iShares Russell 1000 Index Fund (IWB)
iShares Russell 1000 Growth Index Fund (IWF) iShares Russell 1000 Value Index Fund (IWD) iShares S&P 100 Index Fund (OEF) iShares S&P 500 Index Fund (IVV) iShares S&P 500/BARRA Growth Index Fund (IVW) iShares S&P 500/BARRA Value Index Fund (IVE)

Mid Cap

iShares Russell Midcap Index Fund (IWR)
iShares Russell Midcap Growth Index Fund (IWP) iShares Russell Midcap Value Index Fund (IWS) iShares S&P MidCap 400 Index Fund (IJH) iShares S&P MidCap 400/BARRA Growth Index Fund (IJK) iShares S&P MidCap 400/BARRA Value Index Fund (IJJ)

Small Cap

iShares Russell 2000 Index Fund (IWM)
iShares Russell 2000 Growth Index Fund (IWO) iShares Russell 2000 Value Index Fund (IWN) iShares S&P SmallCap 600 Index Fund (IJR) iShares S&P SmallCap 600/BARRA Growth Index Fund (IJT) iShares S&P SmallCap 600/BARRA Value Index Fund (IJS)

Sector & Industry

iShares Cohen & Steers Realty Majors Index Fund (ICF) iShares Dow Jones U.S. Basic Materials Sector Index Fund (IYM) iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund (IYC) iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund (IYK) iShares Dow Jones U.S. Energy Sector Index Fund (IYE) iShares Dow Jones U.S. Financial Sector Index Fund (IYF) iShares Dow Jones U.S. Financial Services Index Fund (IYG) iShares Dow Jones U.S. Healthcare Sector Index Fund (IYH) iShares Dow Jones U.S. Industrial Sector Index Fund (IYJ) iShares Dow Jones U.S. Real Estate Index Fund (IYR) iShares Dow Jones U.S. Technology Sector Index Fund (IYW) iShares Dow Jones U.S. Telecommunications Sector Index Fund (IYZ) iShares Dow Jones U.S. Utilities Sector Index Fund (IDU) iShares Goldman Sachs Natural Resources Index Fund (IGE) iShares Goldman Sachs Networking Index Fund (IGN) iShares Goldman Sachs Semiconductor Index Fund (IGW) iShares Goldman Sachs Software Index Fund (IGV) iShares Goldman Sachs Technology Index Fund (IGM) iShares Nasdaq Biotechnology Index Fund (IBB)

Fixed Income

iShares Lehman 1-3 Year Treasury Bond Fund (SHY) iShares Lehman 7-10 Year Treasury Bond Fund (IEF) iShares Lehman 20+ Year Treasury Bond Fund (TLT) iShares GS $ InvesTop(TM) Corporate Bond Fund (LQD)

Global Sector

iShares S&P Global Energy Sector Index Fund (IXC) iShares S&P Global Financials Sector Index Fund (IXG) iShares S&P Global Healthcare Sector Index Fund (IXJ) iShares S&P Global Technology Sector Index Fund (IXN) iShares S&P Global Telecommunications Sector Index Fund (IXP)

International/Broad Market

iShares MSCI EAFE Index Fund (EFA)

International/Regional

iShares MSCI EMU Index Fund (EZU)
iShares MSCI Pacific ex-Japan Index Fund (EPP) iShares S&P Europe 350 Index Fund (IEV)

International/Developed Country

iShares MSCI Australia Index Fund (EWA)
iShares MSCI Austria Index Fund (EWO)
iShares MSCI Belgium Index Fund (EWK)
iShares MSCI Canada Index Fund (EWC)
iShares MSCI France Index Fund (EWQ)
iShares MSCI Germany Index Fund (EWG)
iShares MSCI Hong Kong Index Fund (EWH)
iShares MSCI Italy Index Fund (EWI)
iShares MSCI Japan Index Fund (EWJ)
iShares MSCI Netherlands Index Fund (EWN) iShares MSCI Singapore Index Fund (EWS) iShares MSCI Spain Index Fund (EWP) iShares MSCI Sweden Index Fund (EWD) iShares MSCI Switzerland Index Fund (EWL) iShares MSCI United Kingdom Index Fund (EWU) iShares S&P/TOPIX 150 Index Fund (ITF)

International/Emerging Country

iShares MSCI Brazil Index Fund (EWZ)
iShares MSCI Malaysia Index Fund (EWM)
iShares MSCI Mexico Index Fund (EWW)
iShares MSCI South Africa Index Fund (EZA) iShares MSCI South Korea Index Fund (EWY) iShares MSCI Taiwan Index Fund (EWT) iShares S&P Latin America 40 Index Fund (ILF)

Global/Broad Market

iShares S&P Global 100 Index Fund (IOO)

This advertising section does not constitute part of the 2003 Semi-Annual
Report.

iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers. "GS $ InvesTop(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co.

74                               2003 iShares Semi-Annual Report to Shareholders
iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., neither of which is affiliated with SEI.

iShares are not sponsored, endorsed, sold, or promoted by Morgan Stanley Capital International, Inc., nor does this company make any representation regarding the advisability of investing in iShares.

Investing involves risk, including possible loss of principal.

(C) 2003 Barclays Global Investors. All rights reserved. iShares is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

                                    GRAPHIC

   iShares Industrial strength investment tools from BARCLAYS GLOBAL INVESTORS

                 1 800 iShares (1 800 474 2737) WWW.iShares.COM
                                                                         iShares

                    2003 SEMI-ANNUAL REPORT TO SHAREHOLDERS
                               FEBRUARY 28, 2003

                                     [PHOTO]

                               INDUSTRIAL STRENGTH
                                INVESTMENT TOOLS

                          iShares MSCI JAPAN INDEX FUND

Table of Contents

Shareholder Letter ........................................................    1
Introduction ..............................................................    3
Managers' Discussion & Analysis ...........................................    6
Schedule of Investments ...................................................    8
Financial Statements ......................................................   12
Financial Highlights ......................................................   15
Notes to the Financial Statements .........................................   16
iShares Family of Funds ...................................................   22

To Our Shareholders

For many investors, the last six months was another difficult and challenging period. A tepid economy, corporate accounting scandals and lackluster company earnings all contributed to the major equity indexes declining for the third straight year, a bear market performance not seen in decades. Global geopolitical uncertainties create the possibility that challenging market conditions may continue.

However, iShares continued to innovate and expand, offering more tools that help investors tailor their portfolios to address volatility in this complex market environment. For example, iShares launched the first fixed income exchange-traded funds. Based on investor demand for less volatile asset classes, we introduced three bond funds based on Lehman U.S. Treasury indexes. In addition, to provide credit market exposure we introduced a fund based on the GS $ InvesTop(TM) Index. By the end of 2002, the fixed income iShares funds held $3.8 billion in assets and Business Week named them one of the best new products of the year./1/

With the addition of the fixed income iShares, investors can achieve more diversity in their portfolios -- and at lower cost, since iShares fees are, on average, about half those of actively managed funds./2/ With almost 80 different iShares to choose from, investors have the ability to build a diverse portfolio that covers market capitalization, sectors, value and growth, international and now fixed income indexes.

It is important for investors to remember that market segments do not tend to move in tandem, particularly during volatile market conditions. Economic conditions such as inflation, interest rate levels, currency valuations or the price of oil, as well as the normal pace of the economic cycle, all may cause investors to favor one market segment over another. The wide range of performance returns for the various iShares funds this year demonstrates that phenomenon clearly.

We encourage you to talk with your financial advisor about what blend of investments or asset allocation can best help you meet your financial goals. Throughout the coming year we will continue to work closely with the financial advisor community to introduce innovative strategies and structures for their client's portfolios. To learn more about iShares, we encourage you to visit our web site, www.iShares.com

At times like these, the importance of sound, disciplined investing is greater than ever. Such investing should be grounded in two key concepts: keeping the costs associated with investing as low as possible, and maintaining a diversified portfolio. That is why we believe iShares are proving to be an indispensable tool for investors in the current market. And that is also why more and more investors are recognizing the benefits of iShares. In fact, despite the year's difficult markets, assets under management for iShares actually grew in 2002, reaching $31 billion as of December 31.

On behalf of the iShares family of funds and our colleagues at Barclays Global Investors, we thank you for making iShares a part of your portfolio. We look forward to meeting your investment needs in the year ahead.


/s/ Garrett F. Bouton                   /s/ Lee Kranefuss
-------------------------------------   ----------------------------------------
Garrett F. Bouton                       Lee Kranefuss
President and  Chairman of the Board    Vice President of the Board of Directors
of Directors for iShares, Inc.          for iShares, Inc.

iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., none of which is affiliated with SEI.

For complete information, including charges and expenses, request a prospectus by calling 1-800-ishares (1-800-474-2737). Read it carefully before you invest.

----------
/1/  Business week, 12/16/02.

/2/  Morningstar Principia, BGI analysis 6/02.

Shareholder Letter                                                             1

There are risks involved with investing, including possible loss of principal. Diversification may not protect against market risk. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The annual management fees of iShares may be substantially less than those of most mutual funds. iShares transactions will result in brokerage commissions, but the savings from lower annual fees can help offset these costs. Past performance does not guarantee future results.

iShares are not sponsored, endorsed, or issued by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers. "$InvesTop(TM)", "$ InvesTop(TM) Index", "GS $ InvesTop(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop(TM) Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co.

2                                2003 iShares Semi-Annual Report To Shareholders

Introduction

In this section, the Investment Advisor discusses the performance of the iShares MSCI Index Funds (each, a "Fund," and collectively, the "Funds"). The introduction provides an overview of how each Fund seeks to track its respective index. In addition, the introduction identifies some of the key factors that contribute to a Funds' performance against its benchmark index.

Each Fund invests in a representative sample of the component securities in its underlying MSCI Index (using the analytic technique known as "portfolio sampling"), as opposed to a full replication of the component securities of the MSCI Index. Certain Funds may also invest to a limited extent in stocks that are not included in the relevant MSCI Index to permit them additional flexibility.

There are several important factors that should be kept in mind when reviewing the performance of each Fund.

Portfolio Sampling: Portfolio sampling is a disciplined approach to capturing index returns which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. Because of portfolio sampling, the composition of each Fund will vary from that of its underlying MSCI Index. This may cause performance to vary positively or negatively from that of its underlying MSCI Index during any period.

Fund Expenses: The MSCI Indices are only statistical composites that track changes in the financial markets of a particular country or region. Since an index does not actually hold a portfolio of securities, it does not bear management, administration, distribution, transaction or other expenses, while a Fund does incur such expenses, thereby negatively impacting the performance of a Fund.

Constraints on Portfolio Management: The Investment Advisor is subject to a number of constraints when managing the iShares MSCI Index Funds' portfolios. The "Single Issuer Rule" and the "5/50 Rule" are two constraints in the Internal Revenue Code that affect the performance of a number of the Funds.

The "Single Issuer Rule" generally requires that not more than 25% of the value of a Fund's total assets may be invested in the securities of one single issuer. This constraint applies to all share classes of an issuer. As an example, Samsung Electronics ordinary and preferred lines made up 32.07% of the MSCI South Korea Index as of February 28th, 2003. Because of the "Single Issuer Rule," however, the iShares MSCI South Korea Fund could not hold more than 25% of its assets in Samsung Electronics.

The "5/50 Rule" generally precludes the sum of all of the securities weighted over 5% from exceeding 50% of a Fund's total assets. If a security has more than one share class, then all of the share classes must be considered as one security for 5/50 Rule purposes. Many of the benchmark MSCI Indices have a greater than 50% weighting of securities that account for more than 5% of the respective index. For example, the sum of all the stocks with weightings of 5% or greater in the MSCI Mexico Index was 81.23% as of February 28th, 2003; so the iShares MSCI Mexico Index Fund had to underweight some of these stocks relative to the benchmark, and therefore overweight in other stocks.

Revenue Differential: A fourth factor that causes performance of a Fund to differ from that of its underlying MSCI Index is "revenue differential," or differences between a Funds and the underlying MSCI Index in dividend accruals/reinvestments. The Funds record dividend revenues on the "ex" dates of the underlying stocks. Prior to January 1, 2001, for developed markets, MSCI used smoothed dividends as opposed to actual dividends by allocating annual dividend revenues evenly over a 12-month period. Separately, the Funds might have different dividend rates versus the Indices due to portfolio sampling or different withholding taxes. Finally, while the sole source of revenues for the MSCI Indices is dividends, the Funds receive interest on uninvested cash and, in the case of most Funds, revenues from the lending of portfolio securities.

Effect of Uninvested Assets: Fifth, uninvested assets held by a Fund affects performance relative to its underlying benchmark index. In contrast, the MSCI Indices are always fully comprised of the underlying stocks and thus do not reflect any "unequitized" assets. The "effect of uninvested assets" refers to the impact on performance of the portion of a Fund that is not invested in stocks. Cash is the

Introduction                                                                   3
principal "unequitized" assets of a Fund. The effect of uninvested assets will tend to cause each Fund to outperform its underlying index in falling markets and underperform the underlying index in rising markets. However, even within a period that has a down market return there can be a short period of rising market where the uninvested assets in a Fund have a negative impact on return. This could cause the effect of uninvested assets to worsen a loss for the period.

Securities Lending: Finally, security lending is when a Fund loans a security in its portfolio to another party for a given time period and in return receives cash collateral for the loan. Security lending income is the income earned on lending the security, which is split between the fund and the security lending agent.

4                                2003 iShares Semi-Annual Report to Shareholders

                       THIS PAGE INTENTIONALLY LEFT BLANK.

Managers' Discussion & Analysis

iSHARES MSCI JAPAN INDEX FUND
Performance as of 2/28/03

                          Average Annual Total Returns
---------------------------------------------------------------------------
  Year Ended 2/28/03     Five Years Ended 2/28/03     Inception to 2/28/03
----------------------   ------------------------   -----------------------
 NAV    MARKET   INDEX     NAV    MARKET   INDEX     NAV     MARKET   INDEX
-----   ------   -----    -----   ------   -----    ------   ------   -----
(9.37)%  (8.43)% (9.46)%  (8.26)%  (8.52)% (7.44)%  (10.03)%  (9.90)% (9.33)%

                          Cumulative Total Returns
----------------------------------------------------------------------------
  Year Ended 2/28/03     Five Years Ended 2/28/03     Inception to 2/28/03
----------------------   ------------------------   ------------------------
 NAV    MARKET   INDEX    NAV     MARKET   INDEX     NAV     MARKET    INDEX
-----   ------   -----   ------   ------   ------   ------   ------   ------
(9.37)%  (8.43)% (9.46)% (35.02)% (35.95)% (32.06)% (52.13)% (51.65)% (49.47)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                 Sector Breakout

                                MSCI JAPAN INDEX

                                     [CHART]

                                    Pie chart

   Consumer     Consumer                         Health                 Information               Telecomm
Discretionary    Staples   Energy   Financials    Care    Industrials    Technology   Materials   Services   Utilities
-------------   --------   ------   ----------   ------   -----------   -----------   ---------   --------   ---------
     24.77%       5.83%     0.93%     12.63%      6.94%      15.62%        14.77%       7.31%       4.86%      6.34%

Performance Review

The total return of the iShares MSCI Japan Index Fund (the "Fund") was - 12.87% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI Japan Index (the "Index") over the reporting period was - 13.05%.

Significant Performance Factors

The Fund outperformed its benchmark by 0.18 percentage points over the reporting period. This was due to the positive impact of security sampling, revenue differential and security lending, which contributed 0.54, 0.04 and 0.02 percentage points, respectively, to the Fund's return. Those factors were partially offset by the impact of expenses, which subtracted 0.42 percentage points from the Fund's return.

6                                2003 iShares Semi-Annual Report to Shareholders

Key Market Conditions

Japan's stock market was depressed over the reporting period by many of the same factors it has grappled with in the past - and by some new concerns.

Once again, the market's financial sector came under heavy pressure as many investors remained concerned about the extent of bad loans Japan's banks had yet to reveal. At certain times during the reporting period, many were concerned that Prime Minister Junichiro Koizumi was taking too harsh a stance toward the banks, particularly after he appointed a new overseer for the banking industry at the end of September that some viewed as a hardline watchdog. At other times, many worried that Prime Minister Koizumi was not doing enough to rectify the situation.

The threat of a war in the Middle East added to the pressure on Japanese stocks, as did heightened tensions between the United States and North Korea in early 2003. These factors drove the Japanese stock market down to levels not seen for decades.

Waning consumer demand at home and in Japan's key export markets, particularly the United States, was another source of concern for many investors. The yen's strength versus the U.S. dollar only made the situation more difficult for many Japanese companies in overseas markets. Yet the same trend was somewhat beneficial for U.S. dollar-based investors, by boosting their returns from Japan's stock market and thereby helping to offset some of its decline in local-currency terms.

In addition, some of Japan's largest exporters fared comparatively well despite the challenging environment. Shares of Canon Inc. (2.79% of the Index as of February 28, 2003) were especially strong, as the electronics maker profited from strong worldwide sales of its digital cameras. Automaker Toyota Motor Corp. and entertainment company Sony Corp. (respectively 5.11% and 3.08% of the Index as of February 28, 2003) were also among the better performers in the MSCI Japan Index's top 10 holdings, though their shares did post a decline over the reporting period.

Managers' Discussion & Analysis                                                7

Schedule of Investments (Unaudited)

iSHARES MSCI JAPAN INDEX FUND
February 28, 2003

Security                                                Shares         Value
--------------------------------------------------------------------------------
COMMON STOCKS - 99.96%
Toyota Motor Corp.                                     1,126,600    $26,443,773
NTT DoCoMo Inc./1/                                         8,908     16,802,571
Sony Corp.                                               419,200     15,920,558
Takeda Chemical Industries Ltd.                          393,000     14,493,381
Canon Inc.                                               393,000     14,194,206
Tokyo Electric Power Co. Inc. (The)                      589,500     11,343,730
Honda Motor Co. Ltd.                                     301,300     11,009,651
Nomura Holdings Inc.                                     917,000     10,781,391
Matsushita Electic Industrial Co. Ltd.                 1,048,015      9,298,945
Nippon Telegraph & Telephone Corp.                         2,489      9,010,717
Nissan Motors Co. Ltd.                                 1,139,700      8,550,763
Fuji Photo Film Co. Ltd.                                 262,000      8,310,425
Mitsubishi Tokyo Financial Group Inc.                      1,703      7,548,082
East Japan Railway Co.                                     1,441      6,642,800
Rohm Co. Ltd.                                             52,400      6,005,667
Chubu Electric Power Co. Inc.                            301,300      5,530,311
Kao Corp.                                                262,000      5,529,203
Hitachi Ltd.                                           1,310,000      5,429,478
Kansai Electric Power Co. Inc. (The)                     353,700      5,364,213
Shin-Etsu Chemical Co. Ltd.                              144,100      4,716,997
Millea Holdings Inc./1/                                      655      4,537,492
Murata Manufacturing Co. Ltd.                            117,900      4,467,685
Sharp Corp.                                              393,000      4,268,234
Nintendo Co. Ltd.                                         52,400      4,179,590
Kyocera Corp.                                             78,600      4,128,619
Sumitomo Mitsui Financial Group Inc./1/                    1,755      4,097,103
Tokyo Gas Co. Ltd.                                     1,310,000      3,966,843
Ricoh Co. Ltd.                                           262,000      3,957,978
Mitsubishi Heavy Industries Ltd.                       1,441,000      3,936,925
Denso Corp.                                              262,000      3,920,305
Toshiba Corp./1/                                       1,310,000      3,811,715
Secom Co. Ltd.                                           131,000      3,723,070
Nippon Steel Corp.                                     2,620,000      3,590,104
Tokyo Electron Ltd.                                       78,652      3,585,826
Yamanouchi Pharmaceutical Co. Ltd.                       131,000      3,567,942

Security                                                Shares         Value
--------------------------------------------------------------------------------
Mitsui & Co. Ltd.                                        655,000     $3,518,080
Mitsubishi Corp.                                         524,000      3,505,891
Ito-Yokado Co. Ltd.                                      131,000      3,468,217
Hoya Corp.                                                52,400      3,364,060
JFE Holdings Inc./1/                                     222,750      3,235,033
Tohoku Electric Power Co. Inc.                           222,700      3,226,772
Seven-Eleven Japan Co. Ltd.                              131,000      3,063,777
Bridgestone Corp.                                        262,000      2,958,511
Kirin Brewery Co. Ltd.                                   393,000      2,908,649
Kyushu Electric Power Co. Inc.                           196,500      2,888,704
Nippon Oil Corp.                                         655,500      2,788,890
Ajinomoto Co. Inc.                                       262,000      2,776,790
Mitsubishi Estate Co. Ltd.                               393,000      2,722,495
Osaka Gas Co. Ltd.                                     1,048,000      2,668,200
Dai Nippon Printing Co. Ltd.                             262,000      2,646,039
Aeon Co. Ltd.                                            131,000      2,637,175
Mitsui Fudosan Co. Ltd.                                  393,000      2,576,232
Fujisawa Pharmaceutical Co. Ltd.                         131,000      2,570,692
Eisai Co. Ltd.                                           131,000      2,548,530
Daiwa Securities Group Inc.                              524,000      2,530,801
Asahi Glass Co. Ltd.                                     393,000      2,483,155
Shizuoka Bank Ltd. (The)                                 393,000      2,456,562
Mitsui Sumitomo Insurance Co. Ltd.                       524,000      2,455,454
NEC Corp.                                                655,000      2,437,725
Central Japan Railway Co.                                    393      2,393,402
Fujitsu Ltd.                                             786,000      2,373,457
Nikko Cordial Corp.                                      655,000      2,354,620
Japan Tobacco Inc.                                           393      2,343,540
Mizuho Holdings Inc.                                       2,620      2,326,919
Fanuc Ltd.                                                52,400      2,282,597
TDK Corp.                                                 52,400      2,229,410
ORIX Corp.                                                39,300      2,167,359
SANYO Electric Co. Ltd.                                  786,000      2,154,062
Keyence Corp.                                             13,100      2,128,577
Olympus Optical Co. Ltd.                                 131,000      2,116,388
Omron Corp.                                              131,000      2,116,388
Mitsubishi Electric Corp./1/                             786,000      2,100,875
Daikin Industries Ltd.                                   131,000      2,094,227
SMC Corp.                                                 26,200      2,005,583
Pioneer Corp.                                             91,700      1,985,638
Toyota Industries Corp.                                  131,000      1,957,936

8                                2003 iShares Semi-Annual Report to Shareholders
iSHARES MSCI JAPAN INDEX FUND
February 28, 2003

Security                                                Shares         Value
--------------------------------------------------------------------------------
Takefuji Corp.                                            39,300     $1,947,964
Sompo Japan Insurance Inc.                               393,000      1,944,639
Bank of Yokohama Ltd. (The)                              524,000      1,923,586
Taisho Pharmaceutical Co. Ltd.                           131,000      1,914,722
Nippon Yusen Kabushiki Kaisha                            524,000      1,905,858
Shionogi & Co. Ltd.                                      131,000      1,902,533
Sekisui House Ltd.                                       262,000      1,848,239
NTT Data Corp.                                               655      1,844,914
Nitto Denko Corp.                                         65,500      1,839,374
Asahi Kasei Corp.                                        655,000      1,833,834
Toppan Printing Co. Ltd.                                 262,000      1,803,916
Kinki Nippon Railway Co. Ltd./1/                         786,000      1,781,755
Sumitomo Chemical Co. Ltd.                               524,000      1,772,891
Daiichi Pharmaceutical Co. Ltd.                          131,000      1,755,162
Sankyo Co. Ltd.                                          131,000      1,748,513
Advantest Corp.                                           39,300      1,705,299
West Japan Railway Co.                                       524      1,697,543
UFJ Holdings Inc.                                          1,441      1,694,219
Sumitomo Electric Industries Ltd.                        262,000      1,684,246
Yamato Transport Co. Ltd.                                131,000      1,662,085
OJI Paper Co. Ltd.                                       393,000      1,628,843
Stanley Electric Co. Ltd.                                131,000      1,617,763
Tostem Inax Holding Corp.                                131,000      1,616,655
Yakult Honsha Co. Ltd.                                   131,000      1,607,790
Alps Electric Co. Ltd.                                   131,000      1,600,034
Itochu Corp.                                             655,000      1,562,360
Nippon Unipac Holding                                        393      1,559,036
Nippon Express Co. Ltd.                                  393,000      1,552,387
Shiseido Co. Ltd.                                        131,000      1,519,146
Matsushita Electric Works Ltd.                           262,000      1,511,389
Komatsu Ltd.                                             393,000      1,509,173
Daiwa House Industry Co. Ltd.                            262,000      1,489,228
Yamaha Corp.                                             131,000      1,474,823
Toyo Seikan Kaisha Ltd.                                  131,000      1,451,554
Mitsubishi Chemical Corp./1/                             786,000      1,449,338
Toray Industries Inc.                                    655,000      1,429,393
Terumo Corp.                                              91,700      1,420,972
Sumitomo Trust & Banking Co. Ltd. (The)                  393,000      1,372,882
Oriental Land Co. Ltd.                                    26,200      1,340,749
Nippon Meat Packers Inc.                                 131,000      1,325,236

Security                                                Shares         Value
--------------------------------------------------------------------------------
JSR Corp.                                                131,000     $1,324,128
Tokyu Corp.                                              393,000      1,286,454
Promise Co. Ltd.                                          39,300      1,283,130
Banyu Pharmaceutical Co. Ltd.                            104,800      1,237,478
Sumitomo Corp.                                           262,000      1,227,727
Keihin Electric Express Railway Co. Ltd.                 262,000      1,216,646
Keio Electric Railway Co. Ltd.                           262,000      1,216,646
Softbank Corp.                                            91,700      1,211,549
Chugai Pharmaceutical Co. Ltd.                           131,000      1,193,377
Credit Saison Co. Ltd.                                    65,500      1,169,000
Trend Micro Inc./1/                                       65,500      1,087,558
Toho Co. Ltd.                                            117,900      1,085,009
Joyo Bank Ltd.                                           393,000      1,083,679
NTN Corp.                                                262,000      1,077,031
Marui Co. Ltd.                                           131,000      1,075,923
Tobu Railway Co. Ltd./1/                                 393,000      1,073,707
Bank of Fukuoka Ltd.                                     262,000      1,061,518
Konica Corp.                                             131,000      1,051,546
UNY Co. Ltd.                                             131,000      1,033,817
Nikon Corp./1/                                           131,000      1,013,872
Kubota Corp.                                             393,000      1,007,224
Mitsui Chemicals Inc.                                    262,000      1,006,115
Uni-Charm Corp.                                           26,200        995,035
Mabuchi Motor Co. Ltd.                                    13,100        993,927
Teijin Ltd.                                              393,000        977,306
Sumitomo Metal Mining Co. Ltd.                           262,000        972,874
Mitsui O.S.K. Lines Ltd.                                 393,000        964,009
Nisshin Seifun Group Inc.                                131,000        940,740
Hirose Electric Co. Ltd.                                  13,100        927,443
Yokogawa Electric Corp.                                  131,000        893,094
JGC Corp.                                                131,000        885,337
Kikkoman Corp.                                           131,000        878,689
Asahi Breweries Ltd.                                     131,000        874,257
Isetan Co. Ltd.                                          131,000        866,500
ACOM Co. Ltd.                                             26,200        859,852
Resona Holdings Inc./1/                                1,703,000        821,070
Yamada Denki Co. Ltd.                                     40,700        821,057
Chiba Bank Ltd. (The)                                    262,000        815,530
Konami Corp.                                              39,300        809,435
TonenGeneral Sekiyu K.K.                                 131,000        795,585

Schedule of Investments                                                        9
iSHARES MSCI JAPAN INDEX FUND
February 28, 2003

Security                                                Shares         Value
--------------------------------------------------------------------------------
Kajima Corp.                                             393,000       $787,828
Nissin Food Products Co. Ltd.                             39,300        787,828
Daito Trust Construction Co. Ltd.                         39,300        766,221
Kuraray Co. Ltd.                                         131,000        762,343
Casio Computer Co. Ltd.                                  131,000        761,235
NSK Ltd.                                                 262,000        746,830
Toyoda Gosei Co. Ltd.                                     39,300        744,614
AIFUL Corp.                                               19,650        739,628
Taisei Corp.                                             393,000        737,966
Nidec Corp.                                               13,100        723,561
Mitsui Mining & Smelting Co. Ltd.                        262,000        709,156
Fast Retailing Co. Ltd.                                   26,200        698,076
Denki Kagaku Kogyo Kabushiki Kaisha                      262,000        682,563
Shimamura Co. Ltd.                                        13,100        680,347
Citizen Watch Co. Ltd.                                   131,000        673,699
Takara Holdings Inc.                                     131,000        660,402
NGK Insulators Ltd.                                      131,000        657,078
Sekisui Chemical Co. Ltd.                                262,000        655,969
Taiheiyo Cement Corp.                                    393,000        654,861
Shimizu Corp.                                            262,000        644,889
Marubeni Corp./1/                                        655,000        642,673
Suzuken Co. Ltd.                                          26,200        636,025
Sumitomo Metal Industries Ltd./1/                      1,441,000        633,808
Lawson Inc.                                               26,200        632,700
Obayashi Corp.                                           262,000        624,944
Kaneka Corp.                                             131,000        623,836
Nippon Shokubai Co. Ltd.                                 131,000        619,404
Tosoh Corp.                                              262,000        616,080
Toto Ltd.                                                131,000        616,079
Mitsubishi Rayon Co. Ltd.                                262,000        613,863
Kamigumi Co. Ltd.                                        131,000        608,323
Furkukawa Electric Co. Ltd.                              262,000        600,567
Dainippon Screen Manufacturing Co. Ltd./1/               131,000        592,810
Kawasaki Kisen Kaisha Ltd.                               262,000        578,406
Japan Airlines System Corp./1/                           262,000        576,190
Kawasaki Heavy Industries Ltd./1/                        655,000        570,649
Suruga Bank Ltd. (The)                                   131,000        566,217
Kyowa Hakko Kogyo Co. Ltd.                               131,000        555,136
Showa Denko K.K./1/                                      393,000        555,136

Security                                                Shares         Value
--------------------------------------------------------------------------------
Oki Electric Industry Co. Ltd./1/                        262,000       $540,732
Takashimaya Co. Ltd.                                     131,000        538,516
Minebea Co. Ltd.                                         131,000        535,191
Nissan Chemical Industries Ltd.                          131,000        535,191
Anritsu Corp.                                            131,000        530,759
Gunma Bank Ltd.                                          131,000        529,651
Sumitomo Bakelite Co. Ltd.                               131,000        528,543
Ishikawajima-Harima Heavy Industries Co. Ltd.            524,000        527,435
Hino Motors Ltd.                                         131,000        517,462
Shimano Inc.                                              39,300        515,246
Sumitomo Realty & Development Co. Ltd.                   131,000        507,490
Nippon Kayaku Co. Ltd.                                   131,000        500,842
Teikoku Oil Co. Ltd.                                     131,000        499,734
CSK Corp.                                                 26,200        498,625
Dowa Mining Co. Ltd.                                     131,000        491,977
Nisshinbo Industries Inc.                                131,000        488,653
All Nippon Airways Co. Ltd./1/                           262,000        485,329
Okumura Corp.                                            131,000        484,221
Gunze Ltd.                                               131,000        479,789
Shimachu Co. Ltd.                                         26,200        476,464
77 Bank Ltd. (The)                                       131,000        473,140
Ube Industries Ltd./1/                                   393,000        472,032
Dainippon Ink & Chemicals Inc./1/                        262,000        467,600
Fuji Electric Co. Ltd.                                   262,000        465,384
Mitsui Trust Holdings Inc.                               262,000        465,384
Fuji Television Network Inc.                                 131        459,844
Kinden Corp.                                             131,000        456,519
Daimaru Inc. (The)                                       131,000        443,223
Mitsubishi Materials Corp./1/                            393,000        438,790
Coca-Cola West Japan Co. Ltd.                             26,200        430,369
Daicel Chemical Industries Ltd.                          131,000        426,602
FamilyMart Co. Ltd.                                       26,200        425,494
Ebara Corp.                                              131,000        422,170
Namco Ltd.                                                26,200        418,845
Katokichi Co. Ltd.                                        26,200        416,186
Meiji Dairies Corp.                                      131,000        411,089
Aeon Credit Service Co. Ltd.                              14,390        410,187
Ito En Ltd.                                               13,100        407,765
Meiji Seika Kaisha Ltd.                                  131,000        403,333

10                               2003 iShares Semi-Annual Report to Shareholders
iSHARES MSCI JAPAN INDEX FUND
February 28, 2003

Security                                                Shares         Value
--------------------------------------------------------------------------------
Toyobo Co. Ltd.                                          262,000       $401,117
Amada Co. Ltd.                                           131,000        398,900
THK Co. Ltd.                                              39,300        398,900
Nichirei Corp.                                           131,000        393,360
Nippon Sanso Corp.                                       131,000        387,820
Nishimatsu Construction Co. Ltd.                         131,000        380,063
Aoyama Trading Co. Ltd.                                   26,200        370,091
Oracle Corp.                                              13,100        365,659
Hokuriku Bank Ltd. (The)/1/                              262,000        354,578
Fujikura Ltd.                                            131,000        329,093
Nippon Mining Holdings Inc./1/                           196,500        325,769
Mitsukoshi Ltd.                                          131,000        320,228
Ariake Japan Co. Ltd.                                     13,100        314,134
Benesse Corp.                                             26,200        310,256
Meitec Corp.                                              13,100        309,148
Mitsui Engineering & Shipbuilding Co. Ltd./1/            393,000        305,824
Seiyu Ltd. (The)/1/                                      131,000        294,743
Hitachi Cable Ltd.                                       131,000        290,311
Kanebo Ltd./1/                                           262,000        281,446
Autobacs Seven Co. Ltd.                                   13,100        280,338
Ashikaga Bank Ltd. (The)/1/                              262,000        279,230
Nippon Sheet Glass Co. Ltd.                              131,000        268,150
Hitachi Software Engineering Co. Ltd.                     13,100        257,069
Sapporo Breweries Ltd.                                   131,000        254,853
World Co. Ltd.                                            13,100        248,205
Aderans Co. Ltd.                                          13,100        246,543
SEGA Corp./1/                                             39,300        245,989
Itochu Techno-Science Corp.                               13,100        233,800
Fuji Soft ABC Inc.                                        13,100        227,152
Asatsu-DK Inc.                                            13,100        219,395
Mitsubishi Gas Chemical Co. Inc.                         131,000        219,395
Toda Corp.                                               131,000        214,963
Bellsystem24 Inc.                                          1,310        207,096
Sumitomo Osaka Cement Co. Ltd.                           131,000        203,882
Sumitomo Heavy Industries Ltd./1/                        262,000        183,937
TIS Inc.                                                  13,100        182,386

Security                                                Shares         Value
--------------------------------------------------------------------------------
Mitsubishi Paper Mills Ltd./1/                           131,000   $    166,208
Nippon System Development Co. Ltd.                        13,100        164,325
Ishihara Sangyo Kaisha Ltd./1/                           131,000        157,344
Capcom Co. Ltd.                                           13,100        151,693
Daiei Inc. (The)/1/                                      131,000        142,939
Fujitsu Support & Service Inc.                            13,100        136,402
Paris Miki Inc.                                           13,100        136,291
Saizeriya Co. Ltd.                                        13,190        133,992
Sanrio Co. Ltd.                                           26,200        133,632
Trans Cosmos Inc.                                         13,100        129,643
Fuji Machine Manufacturing Co. Ltd.                       13,100        106,263
Snow Brand Milk Products Co. Ltd./1/                      65,500        105,819
Hitachi Zosen Corp./1/                                   196,500         93,077
TOTAL COMMON STOCKS
  (COST: $823,118,485)                                              532,123,819

SHORT TERM INSTRUMENTS - 4.78%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                                23,203,491     23,203,491
BlackRock Temp Cash Money Market Fund                  1,119,181      1,119,181
Short Term Investment Co. - Liquid
  Assets Money Market Portfolio                        1,119,181      1,119,181
TOTAL SHORT TERM INSTRUMENTS
  (COST: $25,441,853)                                                25,441,853

TOTAL INVESTMENTS IN SECURITIES - 104.74%
  (COST $848,560,338)                                               557,565,672
Other Assets, Less Liabilities - (4.74%)                            (25,257,680)
                                                                   ------------
NET ASSETS - 100.00%                                               $532,307,992
                                                                   ============

/1/ Non-income earning securities.

See notes to financial statements.

Schedule of Investments                                                       11

Statement of Assets and Liabilities (Unaudited)

iSHARES, INC.
February 28, 2003

                                                                     iShares
                                                                    MSCI Japan
                                                                    Index Fund
--------------------------------------------------------------------------------

ASSETS
Investments at cost                                               $ 848,560,338
                                                                  -------------
Foreign currency, at cost                                         $     140,400
                                                                  -------------
Investments in securities, at value (including
   securities on loan/1/) (Note 1)                                $ 557,565,672
Foreign currency, at value                                              140,620
Receivables:
   Dividends and interest                                               262,797
                                                                  -------------
Total Assets                                                        557,969,089
                                                                  -------------

LIABILITIES
Payables:
   Collateral for securities on loan (Note 5)                        24,928,050
   Advisory fees (Note 2)                                               515,644
   Distribution fees                                                    217,403
                                                                  -------------
Total Liabilities                                                    25,661,097
                                                                  -------------

NET ASSETS                                                        $ 532,307,992
                                                                  =============

Net assets consist of:
   Paid-in capital                                                $ 903,408,091
   Accumulated net investment loss                                     (552,949)
   Accumulated net realized loss                                    (79,554,950)
   Net unrealized depreciation on investments and
     translation of assets and liabilities in
     foreign currencies                                            (290,992,200)
                                                                  -------------
NET ASSETS                                                        $ 532,307,992
                                                                  =============
iShares outstanding                                                  78,600,000
                                                                  =============

Net asset value per iShare                                        $        6.77
                                                                  =============

/1/  Securities on loan with market value of $23,538,206. See Note 5.

See notes to financial statements.

12                               2003 iShares Semi-Annual Report to Shareholders

Statement of Operations (Unaudited)

iSHARES, INC.
For the six months ended February 28, 2003

                                                                     iShares
                                                                    MSCI Japan
                                                                    Index Fund
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends/1/                                                    $  2,234,793
   Interest                                                               8,127
   Securities lending income                                            118,437
                                                                   ------------
Total investment income                                               2,361,357
                                                                   ------------
EXPENSES (NOTE 2)
   Advisory fees                                                      1,662,781
   Distribution fees                                                    704,568
                                                                   ------------
Total expenses                                                        2,367,349
                                                                   ------------
Net investment loss                                                      (5,992)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) from:
      Investments                                                    (1,299,926)
      In-kind redemptions                                            (5,916,907)
      Foreign currency transactions                                      52,441
                                                                   ------------
   Net realized loss                                                 (7,164,392)
                                                                   ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                   (75,231,967)
      Translation of assets and liabilities in
         foreign currencies                                               2,486
                                                                   ------------
   Net change in unrealized appreciation
      (depreciation)                                                (75,229,481)
                                                                   ------------
Net realized and unrealized loss                                    (82,393,873)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      $(82,399,865)
                                                                   ============

/1/ Net of foreign withholding tax of $394,375.

See notes to financial statements.

Financial Statements                                                          13

Statements of Changes in Net Assets

iSHARES, INC.

                                                          iShares
                                                         MSCI Japan
                                                         Index Fund
                                             -----------------------------------
                                                For the six
                                                months ended        For the
                                             February 28, 2003     year ended
                                                (Unaudited)      August 31, 2002
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
   Net investment loss                        $      (5,992)     $    (665,377)
   Net realized loss                             (7,164,392)        (5,680,904)
   Net change in unrealized appreciation
      (depreciation)                            (75,229,481)      (101,966,848)
                                              -------------      -------------
Net decrease in net assets resulting
   from operations                              (82,399,865)      (108,313,129)
                                              -------------      -------------
Undistributed net investment income
   included in the price of capital
   shares issued or redeemed                             --                 88
                                              -------------      -------------

iSHARES TRANSACTIONS:
   iShares sold                                   8,419,599        316,156,642
   iShares redeemed                             (60,087,263)       (69,366,813)
                                              -------------      -------------
Net increase (decrease) in net assets
   from iShares transactions                    (51,667,664)       246,789,829
                                              -------------      -------------
INCREASE (DECREASE) IN NET ASSETS              (134,067,529)       138,476,788

NET ASSETS:

Beginning of period                             666,375,521        527,898,733
                                              -------------      -------------
End of period                                 $ 532,307,992      $ 666,375,521
                                              =============      =============

Accumulated net investment loss included
   in net assets at end of period             $    (552,949)     $    (546,957)
                                              =============      =============

iSHARES ISSUED AND REDEEMED:

   iShares sold                                   1,200,000         36,600,000
   iShares redeemed                              (8,400,000)        (9,001,000)
                                              -------------      -------------
Net increase (decrease) in iShares
   outstanding                                   (7,200,000)        27,599,000
                                              =============      =============

See notes to financial statements.

14                               2003 iShares Semi-Annual Report to Shareholders

Financial Highlights

iSHARES, INC.
(For a share outstanding throughout each period)

                                                              iShares MSCI Japan Index Fund
                              ----------------------------------------------------------------------------------------------
                                Six months
                                  ended
                               Feb. 28, 2003     Year ended      Year ended      Year ended     Year ended       Year ended
                                (Unaudited)    Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period         $   7.77          $   9.07        $  13.82       $  13.22         $   8.39       $  12.61
                               --------          --------        --------       --------         --------       --------
Income from investment
   operations:
   Net investment loss/1/         (0.00)/3/         (0.01)          (0.01)         (0.05)           (0.03)         (0.02)
   Net realized and
      unrealized gain
         (loss)                   (1.00)            (1.29)          (4.74)          1.21             4.91          (4.19)
                               --------          --------        --------       --------         --------       --------
Total from investment
   operations                     (1.00)            (1.30)          (4.75)          1.16             4.88          (4.21)
                               --------          --------        --------       --------         --------       --------
Less distributions from:
   Net investment income             --                --              --          (0.00)/3/        (0.04)            --
   Net realized gain                 --                --              --          (0.53)              --          (0.00)/3/
   Return of capital                 --                --              --          (0.03)           (0.01)         (0.01)
                               --------          --------        --------       --------         --------       --------
Total distributions                  --                --              --          (0.56)           (0.05)         (0.01)
                               --------          --------        --------       --------         --------       --------
Net asset value, end of
   period                      $   6.77          $   7.77        $   9.07       $  13.82         $  13.22       $   8.39
                               ========          ========        ========       ========         ========       ========

Total return                     (12.87)%/4/       (14.33)%        (34.37)%         8.75%           58.14%        (33.38)%
                               ========          ========        ========       ========         ========       ========

Ratios/Supplemental data:
   Net assets, end of
      period (000s)            $532,308          $666,376        $527,899       $787,790         $713,653       $201,485
   Ratio of expenses to
      average net assets/5/        0.84%             0.84%           0.84%          0.88%            0.94%          1.04%
   Ratio of net investment
      loss to average net
      assets/5/                   (0.00)%/6/        (0.12)%         (0.11)%        (0.32)%          (0.27)%        (0.21)%
   Portfolio turnover
      rate/2/                         0%/7/             2%             21%            22%               0%             0%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.
/4/  Not annualized.
/5/  Annualized for periods of less than one year.
/6/  Rounds to less than 0.01%.
/7/  Rounds to less than 1%.

See notes to financial statements.

Financial Highlights                                                          15

Notes to the Financial Statements (Unaudited)

iSHARES, INC.

1.   SIGNIFICANT ACCOUNTING POLICIES

iShares, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994. As of February 28, 2003, the Company offered 23 investment portfolios or funds.

These financial statements relate only to the iShares MSCI Japan Index Fund (the "Fund").

The Fund's investment objective is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Japanese market, as measured by the MSCI Japan Index compiled by Morgan Stanley Capital International Inc. ("MSCI"). The investment advisor utilizes a "passive" or index approach to achieve the Fund's investment objective. The Fund is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold stocks in fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

The Fund invests in the securities of foreign issuers of a single country, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions. Actual results could differ from those estimates.

Certain prior year amounts in the financial statements have been reclassified to be consistent with the current period presentation.

SECURITY VALUATION

Portfolio securities for which market prices are readily available are valued using the official closing price of the primary exchange on which they are traded. The methodology used to determine such closing prices varies among markets. Such prices are generally the same as those used by MSCI in calculating the benchmark index used by the Fund. Mutual fund shares are valued at net asset value. Any securities, including restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by the Company's Board of Directors.

SECURITY TRANSACTIONS, INCOME RECOGNITION AND EXPENSES

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. Common expenses incurred by the Company prior to December 28, 2001 were allocated to the funds based on the ratio of average net assets of each

16                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.

fund to the combined net assets of all funds offered by the Company, or other appropriate method. Other expenses, directly related to the Fund, were charged to the Fund. Additional details of the current expense structure may be found in
Note 2.

FOREIGN CURRENCY TRANSLATION

The Fund's accounting records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

Foreign currency and assets and liabilities denominated in foreign currency are generally converted into U.S. dollars using the same exchange rate utilized by MSCI in the calculation of the MSCI Japan Index (currently, exchange rate as of 4:00 p.m. London time). However, the Company may use a different exchange rate from the rate used by MSCI in the event that the investment advisor concludes that such rate is more appropriate.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

EQUALIZATION

Prior to January 1, 2002, the Fund used the accounting practice of equalization. This accounting method was used to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital stock. Equalization is calculated on a per share basis whereby a portion of the proceeds from sales and costs of repurchases of capital stock is applied to undistributed net investment income. The amounts of equalization are disclosed in the Statements of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued or redeemed.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, including any net foreign currency gains, are declared and distributed at least annually. Distributions of net realized gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

At August 31, 2002, the tax year-end of the Fund, there were no distributable earnings on a tax basis.

FEDERAL INCOME TAXES

The Fund is treated as an entity separate from the Company's other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the six months ended February 28, 2003.

From November 1, 2001 to August 31, 2002, the Fund incurred net realized capital losses of $2,395,530. As permitted by tax regulations, the Fund has elected to defer those losses and treat them as arising in the year ended August 31, 2003.

At August 31, 2002, the tax year-end of the Fund, the Fund had tax basis net capital loss carryforwards of $2,959,030 and $62,572,173, expiring in 2009 and 2010, respectively. Such losses may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration date, whichever occurs first.

Notes to the Financial Statements                                             17
iSHARES, INC.

If the Fund owns shares in certain foreign investment entities, referred to, under U.S. tax law code, as "passive foreign investment companies", the Fund may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

For the year ended August 31, 2002, the Fund reclassified certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset value per share.

2.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Barclays Global Fund Advisors ("BGFA") acts as investment advisor to the Company and is responsible for the investment management of the Fund. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA serves as investment advisor to the Fund pursuant to an Advisory Agreement between the Company and BGFA, as amended December 28, 2001. Under this agreement, BGFA is responsible for placing purchase and sale orders, providing continuous supervision of the investment portfolio of the Fund, and the general management of the Company's affairs.

Under the Advisory Agreement, BGFA is responsible for all of the expenses ("Covered Expenses") of the Fund, other than interest, taxes, brokerage commissions and other expenses connected with the executions of portfolio transactions, extraordinary expenses, distribution fees and advisory fees. Prior to December 28, 2001 and pursuant to the prior advisory agreement, the investment advisory fee earned by and paid to BGFA with respect the Fund was reduced by the aggregate of the Fund's fees and expenses (subject to the exceptions in the prior sentence). BGFA also agreed to reimburse the Fund to the extent that the expenses of the Fund (subject to the same exceptions) exceeded the investment advisory fee as stated in the advisory fee table below.

For its investment management services to the Fund, BGFA is entitled to an annual investment advisory fee based on the Fund's allocable portion of the aggregate net assets of all the funds offered by the Company (except for the iShares MSCI Brazil, iShares MSCI Pacific ex-Japan, iShares MSCI South Africa, iShares MSCI South Korea, and iShares MSCI Taiwan Index Funds) as follows:

Advisory Fee   Aggregate Net Assets
---------------------------------------------------------------
0.59%          First $7 billion
0.54           Over $7 billion, up to and including $11 billion
0.49           Over $11 billion
---------------------------------------------------------------

Barclays Global Investors, N.A. ("BGI") has a license agreement with MSCI for the use of the MSCI Japan Index. Under a sub-license agreement between BGI and the Fund, the fee for the use of the MSCI Japan Index is paid directly by BGI to MSCI.

Investors Bank & Trust Company ("Investors Bank") serves as administrator, custodian and transfer agent for the Company. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees, which are accrued daily and paid monthly. These fees are Covered Expenses as defined above.

Effective February 24, 2003, BGI began serving as securities lending agent for the Company. BGI is an affiliate of BGFA, the Fund's investment advisor. The Board of Directors has approved the selection of BGI as securities lending agent subject to the conditions of the exemptive order that was issued by the Securities and Exchange Commission ("SEC"). As securities lending agent, BGI receives a fee

18                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.

based on a share of the income earned on investment of the cash collateral received for the loan of securities. For the period from February 24, 2003 through February 28, 2003, BGI earned $160 in securities lending agent fees from the Fund. Prior to February 24, 2003, Investors Bank served as securities lending agent for the Fund.

SEI Investments Distribution Co. (the "Distributor") serves as the Fund's underwriter and distributor of the shares of the Fund, pursuant to a Distribution Agreement with the Company. The Company has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Company's Plan, the Distributor is entitled to receive a distribution fee from the Fund, not to exceed 0.25% of the average daily net assets of the Fund, for distribution-related services.

Pursuant to an exemptive order issued by the SEC, the Fund may invest in the institutional shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds. The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio of Master Investment Portfolio, which is managed by BGFA, the Fund's investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Fund from temporary cash investments or from investment of securities lending collateral are recorded as either interest income or securities lending income, respectively, in the accompanying Statement of Operations.

The Company pays each director not affiliated with BGFA an annual retainer and reimburses the directors for travel and out-of-pocket expenses incurred in connection with their attendance at Board of Directors meetings. As of February 28, 2003, certain directors and officers of the Company are also employees of BGFA and its affiliates or employees of Investors Bank.

3.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term securities) for the six months ended February 28, 2003, aggregated $1,110,376 and $1,650,821, respectively.

In-kind purchases and sales for the six months ended February 28, 2003, aggregated $8,412,510 and $59,641,504, respectively.

At February 28, 2003, the cost of investments for federal income tax purposes was $848,560,338. Net unrealized depreciation aggregated $290,994,666, of which $5,195,494 represented gross unrealized appreciation on securities and $296,190,160 represented gross unrealized depreciation on securities.

4.   iSHARES TRANSACTIONS

The Company's authorized shares are 10.9 billion shares of $.001 par value capital stock. At February 28, 2003, 2,124,600,000 shares were authorized to the Fund.

The Company issues and redeems shares ("iShares") of the Fund only in aggregations of a specified number of iShares (each, a "Creation Unit") at net asset value. Except when aggregated in Creation Units, iShares are not redeemable. Transactions in iShares for the Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for purchase of Creation Units of the Fund is generally the in-kind deposit of a designated portfolio of equity securities constituting a portfolio sampling representation of the MSCI Japan Index and an amount of cash. A purchase transaction fee and a

Notes to the Financial Statements                                             19
iSHARES, INC.

redemption transaction fee are charged to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares.

5.   LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, letters of credit issued by banks approved by BGFA, or securities issued or guaranteed by the U.S. Government. The initial collateral received is required to have a value equal to at least 105% of the market value of the loaned securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of February 28, 2003, the Fund had loaned securities which were collateralized by cash. The cash collateral received was invested in money market mutual funds. The market value of the securities on loan at February 28, 2003, and the value of the related collateral are disclosed in the Statement of Assets and Liabilities.

6.   LEGAL PROCEEDINGS

The Company is a defendant in an action in the U.S. District Court for the Northern District of Illinois. There are numerous other defendants, including the Company's investment advisor, other exchange traded funds, various fund service providers and market makers, and the Chicago Stock Exchange, Inc. A company named MOPEX, Inc. is the plaintiff in this action. MOPEX claims that the actions of the parties, including the Company, infringe a patent held by MOPEX, and that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. MOPEX's patent, however, was found to be invalid by the judge in a related case in the U.S. District Court for the Southern District of New York. That case has now been settled. Although the Company is not a party to the action in New York, the Company believes that the finding of invalidity of the alleged patent will permit the action in Illinois to be resolved quickly with no effect on the Company.

20                               2003 iShares Semi-Annual Report to Shareholders

Notes:

Notes                                                                         21

The iShares Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call iShares at 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares fund. It contains more complete information, including charges and expenses.

Broad Market
iShares Dow Jones U.S. Total Market Index Fund (IYY) iShares Russell 3000 Index Fund (IWV) iShares Russell 3000 Growth Index Fund (IWZ) iShares Russell 3000 Value Index Fund (IWW)

Large Cap
iShares Russell 1000 Index Fund (IWB)
iShares Russell 1000 Growth Index Fund (IWF) iShares Russell 1000 Value Index Fund (IWD) iShares S&P 100 Index Fund (OEF) iShares S&P 500 Index Fund (IVV) iShares S&P 500/BARRA Growth Index Fund (IVW) iShares S&P 500/BARRA Value Index Fund (IVE)

Mid Cap
iShares Russell Midcap Index Fund (IWR)
iShares Russell Midcap Growth Index Fund (IWP) iShares Russell Midcap Value Index Fund (IWS) iShares S&P MidCap 400 Index Fund (IJH) iShares S&P MidCap 400/BARRA Growth Index Fund (IJK) iShares S&P MidCap 400/BARRA Value Index Fund (IJJ)

Small Cap
iShares Russell 2000 Index Fund (IWM)
iShares Russell 2000 Growth Index Fund (IWO) iShares Russell 2000 Value Index Fund (IWN) iShares S&P SmallCap 600 Index Fund (IJR) iShares S&P SmallCap 600/BARRA Growth Index Fund (IJT) iShares S&P SmallCap 600/BARRA Value Index Fund (IJS)

Sector & Industry
iShares Cohen & Steers Realty Majors Index Fund (ICF) iShares Dow Jones U.S. Basic Materials Sector Index Fund (IYM) iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund (IYC) iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund (IYK) iShares Dow Jones U.S. Energy Sector Index Fund (IYE) iShares Dow Jones U.S. Financial Sector Index Fund (IYF) iShares Dow Jones U.S. Financial Services Index Fund (IYG) iShares Dow Jones U.S. Healthcare Sector Index Fund (IYH) iShares Dow Jones U.S. Industrial Sector Index Fund (IYJ) iShares Dow Jones U.S. Real Estate Index Fund (IYR) iShares Dow Jones U.S. Technology Sector Index Fund (IYW) iShares Dow Jones U.S. Telecommunications Sector Index Fund (IYZ) iShares Dow Jones U.S. Utilities Sector Index Fund (IDU) iShares Goldman Sachs Natural Resources Index Fund (IGE) iShares Goldman Sachs Networking Index Fund (IGN) iShares Goldman Sachs Semiconductor Index Fund (IGW) iShares Goldman Sachs Software Index Fund (IGV) iShares Goldman Sachs Technology Index Fund (IGM) iShares Nasdaq Biotechnology Index Fund (IBB)

Fixed Income
iShares Lehman 1-3 Year Treasury Bond Fund (SHY) iShares Lehman 7-10 Year Treasury Bond Fund (IEF) iShares Lehman 20+ Year Treasury Bond Fund (TLT) iShares GS $ InvesTop (TM) Corporate Bond Fund (LQD)

Global Sector
iShares S&P Global Energy Sector Index Fund (IXC) iShares S&P Global Financials Sector Index Fund (IXG) iShares S&P Global Healthcare Sector Index Fund (IXJ) iShares S&P Global Technology Sector Index Fund (IXN) iShares S&P Global Telecommunications Sector Index Fund (IXP)

International/Broad Market
iShares MSCI EAFE Index Fund (EFA)

International/Regional
iShares MSCI EMU Index Fund (EZU)
iShares MSCI Pacific ex-Japan Index Fund (EPP) iShares S&P Europe 350 Index Fund (IEV)

International/Developed Country
iShares MSCI Australia Index Fund (EWA)
iShares MSCI Austria Index Fund (EWO)
iShares MSCI Belgium Index Fund (EWK)
iShares MSCI Canada Index Fund (EWC)
iShares MSCI France Index Fund (EWQ)
iShares MSCI Germany Index Fund (EWG)
iShares MSCI Hong Kong Index Fund (EWH)
iShares MSCI Italy Index Fund (EWI)
iShares MSCI Japan Index Fund (EWJ)
iShares MSCI Netherlands Index Fund (EWN) iShares MSCI Singapore Index Fund (EWS) iShares MSCI Spain Index Fund (EWP) iShares MSCI Sweden Index Fund (EWD) iShares MSCI Switzerland Index Fund (EWL) iShares MSCI United Kingdom Index Fund (EWU) iShares S&P/TOPIX 150 Index Fund (ITF)

International/Emerging Country
iShares MSCI Brazil Index Fund (EWZ)
iShares MSCI Malaysia Index Fund (EWM)
iShares MSCI Mexico Index Fund (EWW)
iShares MSCI South Africa Index Fund (EZA) iShares MSCI South Korea Index Fund (EWY) iShares MSCI Taiwan Index Fund (EWT) iShares S&P Latin America 40 Index Fund (ILF)

Global/Broad Market
iShares S&P Global 100 Index Fund (IOO)

This advertising section does not constitute part of the 2003 Semi-Annual
Report.

iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers. "GS $InvesTop(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co.

22                               2003 iShares Semi-Annual Report to Shareholders
iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., neither of which is affiliated with SEI.

iShares are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International Inc., nor does this company make any representation regarding the advisability of investing in iShares.

Investing involves risk, including possible loss of principal.

(c) 2003 Barclays Global Investors. All rights reserved. iShares is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

This report is intended for the Fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

                                    [GRAPHIC]

  iShares Industrial strength investment tools from BARCLAYS GLOBAL INVESTORS

                 1 8oo iShares (1 8oo 474 2737) www.iShares.com
                                                                         iShares

                     2003 SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                FEBRUARY 28, 2003

                                     [PHOTO]
                              INDUSTRIAL STRENGTH
                                INVESTMENT TOOLS

iShares MSCI AUSTRALIA INDEX FUND       iShares MSCI PACIFIC EX-JAPAN INDEX FUND
iShares MSCI BRAZIL INDEX FUND          iShares MSCI SINGAPORE INDEX FUND
iShares MSCI CANADA INDEX FUND          iShares MSCI SOUTH AFRICA INDEX FUND
iShares MSCI HONG KONG INDEX FUND       iShares MSCI SOUTH KOREA INDEX FUND
iShares MSCI MALAYSIA INDEX FUND        iShares MSCI TAIWAN INDEX FUND
iShares MSCI MEXICO INDEX FUND

Table of Contents

Shareholder Letter ........................................................    1
Introduction ..............................................................    3
Managers' Discussion & Analysis ...........................................    6
Schedules of Investments ..................................................   28
   iShares MSCI Australia Index Fund ......................................   28
   iShares MSCI Brazil Index Fund .........................................   30
   iShares MSCI Canada Index Fund .........................................   31
   iShares MSCI Hong Kong Index Fund ......................................   33
   iShares MSCI Malaysia Index Fund .......................................   34
   iShares MSCI Mexico Index Fund .........................................   35
   iShares MSCI Pacific ex-Japan Index Fund ...............................   36
   iShares MSCI Singapore Index Fund ......................................   39
   iShares MSCI South Africa Index Fund ...................................   40
   iShares MSCI South Korea Index Fund ....................................   41
   iShares MSCI Taiwan Index Fund .........................................   43
Financial Statements ......................................................   45
Financial Highlights ......................................................   53
Notes to the Financial Statements .........................................   64
iShares Family of Funds ...................................................   74

To Our Shareholders

For many investors, the last six months was another difficult and challenging period. A tepid economy, corporate accounting scandals and lackluster company earnings all contributed to the major equity indexes declining for the third straight year, a bear market performance not seen in decades. Global geopolitical uncertainties create the possibility that challenging market conditions may continue.

However, iShares continued to innovate and expand, offering more tools that help investors tailor their portfolios to address volatility in this complex market environment. For example, iShares launched the first fixed income exchange-traded funds. Based on investor demand for less volatile asset classes, we introduced three bond funds based on Lehman U.S. Treasury indexes. In addition, to provide credit market exposure we introduced a fund based on the GS $ InvesTop(TM) Index. By the end of 2002, the fixed income iShares funds held $3.8 billion in assets and Business Week named them one of the best new products of the year./1/

With the addition of the fixed income iShares, investors can achieve more diversity in their portfolios -- and at lower cost, since iShares fees are, on average, about half those of actively managed funds./2/ With almost 80 different iShares to choose from, investors have the ability to build a diverse portfolio that covers market capitalization, sectors, value and growth, international and now fixed income indexes.

It is important for investors to remember that market segments do not tend to move in tandem, particularly during volatile market conditions. Economic conditions such as inflation, interest rate levels, currency valuations or the price of oil, as well as the normal pace of the economic cycle, all may cause investors to favor one market segment over another. The wide range of performance returns for the various iShares funds this year demonstrates that phenomenon clearly.

We encourage you to talk with your financial advisor about what blend of investments or asset allocation can best help you meet your financial goals. Throughout the coming year we will continue to work closely with the financial advisor community to introduce innovative strategies and structures for their client's portfolios. To learn more about iShares, we encourage you to visit our web site, www.iShares.com

At times like these, the importance of sound, disciplined investing is greater than ever. Such investing should be grounded in two key concepts: keeping the costs associated with investing as low as possible, and maintaining a diversified portfolio. That is why we believe iShares are proving to be an indispensable tool for investors in the current market. And that is also why more and more investors are recognizing the benefits of iShares. In fact, despite the year's difficult markets, assets under management for iShares actually grew in 2002, reaching $31 billion as of December 31.

On behalf of the iShares family of funds and our colleagues at Barclays Global Investors, we thank you for making iShares a part of your portfolio. We look forward to meeting your investmentneeds in the year ahead.


/s/ Garrett F. Bouton                    /s/ Lee Kranefuss
--------------------------------------   ------------------------------
Garrett F. Bouton                        Lee Kranefuss
President and Chairman of the Board of   Vice President of the Board of
Directors for iShares, Inc.              Directors for iShares, Inc.

iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., none of which is affiliated with SEI.

----------
/1/  Business Week, 12/16/02.

/2/  Morningstar Principia, BGI analysis 6/02.

Shareholder Letter                                                             1

For complete information, including charges and expenses, request a prospectus by calling 1-800-iSHARES (1-800-474-2737). Read it carefully before you invest.

There are risks involved with investing, including possible loss of principal. Diversification may not protect against market risk. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The annual management fees of iShares may be substantially less than those of most mutual funds. iShares transactions will result in brokerage commissions, but the savings from lower annual fees can help offset these costs. Past performance dsoes not guarantee future results.

iShares are not sponsored, endorsed, or issued by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers. "$ InvesTop(TM)", "$ InvesTop(TM) Index", "GS $ InvesTop(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop(TM) Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co.

2                                2003 iShares Semi-Annual Report to Shareholders

Introduction

In this section, the Investment Advisor discusses the performance of the iShares MSCI Index Funds (each, a "Fund," and collectively, the "Funds"). The introduction provides an overview of how each Fund seeks to track its respective index. In addition, the introduction identifies some of the key factors that contribute to a Funds' performance against its benchmark index.

Each Fund invests in a representative sample of the component securities in its underlying MSCI Index (using the analytic technique known as "portfolio sampling"), as opposed to a full replication of the component securities of the MSCI Index. Certain Funds may also invest to a limited extent in stocks that are not included in the relevant MSCI Index to permit them additional flexibility.

There are several important factors that should be kept in mind when reviewing the performance of each Fund.

Portfolio Sampling: Portfolio sampling is a disciplined approach to capturing index returns which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. Because of portfolio sampling, the composition of each Fund will vary from that of its underlying MSCI Index. This may cause performance to vary positively or negatively from that of its underlying MSCI Index during any period.

Fund Expenses: The MSCI Indices are only statistical composites that track changes in the financial markets of a particular country or region. Since an index does not actually hold a portfolio of securities, it does not bear management, administration, distribution, transaction or other expenses, while a Fund does incur such expenses, thereby negatively impacting the performance of a Fund.

Constraints on Portfolio Management: The Investment Advisor is subject to a number of constraints when managing the iShares MSCI Index Funds' portfolios. The "Single Issuer Rule" and the "5/50 Rule" are two constraints in the Internal Revenue Code that affect the performance of a number of the Funds.

The "Single Issuer Rule" generally requires that not more than 25% of the value of a Fund's total assets may be invested in the securities of one single issuer. This constraint applies to all share classes of an issuer. As an example, Samsung Electronics ordinary and preferred lines made up 32.07 % of the MSCI South Korea Index as of February 28th, 2003. Because of the "Single Issuer Rule," however, the iShares MSCI South Korea Fund could not hold more than 25% of its assets in Samsung Electronics.

The "5/50 Rule" generally precludes the sum of all of the securities weighted over 5% from exceeding 50% of a Fund's total assets. If a security has more than one share class, then all of the share classes must be considered as one security for 5/50 Rule purposes. Many of the benchmark MSCI Indices have a greater than 50% weighting of securities that account for more than 5% of the respective index. For example, the sum of all the stocks with weightings of 5% or greater in the MSCI Mexico Index was 81.23% as of February 28th, 2003; so the iShares MSCI Mexico Index Fund had to underweight some of these stocks relative to the benchmark, and therefore overweight in other stocks.

Revenue Differential: A fourth factor that causes performance of a Fund to differ from that of its underlying MSCI Index is "revenue differential," or differences between a Funds and the underlying MSCI Index in dividend accruals/reinvestments. The Funds record dividend revenues on the "ex" dates of the underlying stocks. Prior to January 1, 2001, for developed markets, MSCI used smoothed dividends as opposed to actual dividends by allocating annual dividend revenues evenly over a 12-month period. Separately, the Funds might have different dividend rates versus the Indices due to portfolio sampling or different withholding taxes. Finally, while the sole source of revenues for the MSCI Indices is dividends, the Funds receive interest on uninvested cash and, in the case of most Funds, revenues from the lending of portfolio securities.

Effect of Uninvested Assets: Fifth, uninvested assets held by a Fund affects performance relative to its underlying benchmark index. In contrast, the MSCI Indices are always fully comprised of the underlying stocks and thus do not reflect any "unequitized" assets. The "effect of uninvested assets" refers to the impact on performance of the portion of a Fund that is not invested in stocks. Cash is the

Introduction                                                                   3
principal "unequitized" assets of a Fund. The effect of uninvested assets will tend to cause each Fund to outperform its underlying index in falling markets and underperform the underlying index in rising markets. However, even within a period that has a down market return there can be a short period of rising market where the uninvested assets in a Fund have a negative impact on return. This could cause the effect of uninvested assets to worsen a loss for the period.

Securities Lending: Finally, security lending is when a Fund loans a security in its portfolio to another party for a given time period and in return receives cash collateral for the loan. Security lending income is the income earned on lending the security, which is split between the fund and the security lending agent.

4                                2003 iShares Semi-annual Report to Shareholders

                       THIS PAGE INTENTIONALLY LEFT BLANK.

Managers' Discussion & Analysis

iSHARES MSCI AUSTRALIA INDEX FUND
Performance as of 2/28/03

                       Average Annual Total Returns
--------------------------------------------------------------------------
  Year Ended 2/28/03     Five Years Ended 2/28/03    Inception to 2/28/03
----------------------   ------------------------   ----------------------
 NAV    MARKET   INDEX      NAV   MARKET   INDEX     NAV    MARKET   INDEX
-----   ------   -----     ----   ------   -----    -----   ------   -----
(1.21)% (1.01)%  (1.51)%   0.61%   0.72%   1.05%     1.55%    1.62%   1.96%

                         Cumulative Total Returns
--------------------------------------------------------------------------
  Year Ended 2/28/03     Five Years Ended 2/28/03    Inception to 2/28/03
----------------------   ------------------------   ----------------------
 NAV    MARKET   INDEX      NAV   MARKET   INDEX     NAV    MARKET   INDEX
-----   ------   -----     ----   ------   -----    -----   ------   -----
(1.21)% (1.01)%  (1.51)%   3.11%   3.66%   5.36%    11.35%  11.87%   14.48%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                 Sector Breakout

                              MSCI AUSTRALIA INDEX

                                     [CHART]

                                    Pie Chart

Consumer Discretionary   10.18%
Consumer Staples          8.85%
Energy                    2.74%
Financials               45.75%
Health Care               2.15%
Industrials               6.17%
Materials                20.85%
Telecomm Services         2.13%
Utilities                 1.18%

Performance Review

The total return of the iShares MSCI Australia Index Fund (the "Fund") was 0.69% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI Australia Index (the "Index") over the reporting period was 0.55%.

Significant Performance Factors

The Fund outperformed its benchmark by 0.14 percentage points over the reporting period. This was due to the positive impact of revenue differential and uninvested assets, which contributed 0.56 and 0.01 percentage points, respectively, to the Fund's return. Those factors

6                                2003 iShares Semi-Annual Report to Shareholders
were partially offset by the impact of expenses and security sampling, which subtracted 0.42 and 0.01 percentage points, respectively, from the Fund's return.

Key Market Conditions

While numerous stock exchanges in the United States, Europe, Asia and other parts of the world suffered significant declines over the reporting period, Australia's stock market managed to end the reporting period with a slight gain. To a large extent, however, this apparent resilience owed much to the strength of the Australian dollar versus its U.S. counterpart. This factor helped to buoy the returns of the Index in U.S. dollar terms.

The Index was significantly weaker in local currency terms. As in other markets around the world, concerns about a war between the United States and Iraq depressed investor sentiment in Australia. The global economic slowdown was another concern for many investors in late 2002, particularly in regard to shares of Australia's exporters.

Yet even as the U.S. and European economies remained weak, Australia's domestic economy continued to grow. This helped to create a divergence in the country's stock market, with shares of exporters generally underperforming while those of many domestically oriented companies performed relatively well. One exception to this trend was BHP Billiton (8.27% of the Index as of February 28, 2003), which benefited from booming demand for some of its products in China.

Managers' Discussion & Analysis                                                7

Managers' Discussion & Analysis

iSHARES MSCI BRAZIL INDEX FUND
Performance as of 2/28/03

               Average Annual Total Returns                  Cumulative Total Returns
--------------------------------------------------------    --------------------------
    Year Ended 2/28/03           Inception to 2/28/03          Inception to 2/28/03
--------------------------    --------------------------    --------------------------
  NAV     MARKET     INDEX      NAV     MARKET     INDEX      NAV     MARKET     INDEX
------    ------    ------    ------    ------    ------    ------    ------    ------
(42.67)%  (44.01)%  (40.27)%  (29.17)%  (29.08)%  (26.74)%  (59.78)%  (59.65)%  (56.02)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (7/10/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. In the case of the iShares MSCI Brazil Index Fund, the NAV of which is determined after the close of the regular trading day on the American Stock Exchange (the "Amex"), the "Market Price" return uses the mid-point of the bid/ask spread as of the close of regular trading on the Amex. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (7/14/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                 Sector Breakout

                                MSCI BRAZIL INDEX

                                     [CHART]

                                    Pie chart

Consumer Discretionary     0.50%
Consumer Staples          12.34%
Energy                    22.83%
Financials                14.86%
Industrials                2.43%
Materials                 27.54%
Telecomm Services         13.53%
Utilities                  5.97%

Performance Review

The total return of the iShares MSCI Brazil Index Fund (the "Fund") was -9.03% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI Brazil Index (the "Index") over the reporting period was -7.79%.

Significant Performance Factors

The Fund underperformed its benchmark by 1.24 percentage points over the reporting period. This was due to the impact of expenses, uninvested assets, revenue differential and security sampling, which subtracted 0.50, 0.26, 0.25 and 0.23 percentage points, respectively, from the Fund's return.

Key Market Conditions

The key issues affecting the Brazilian equity market during the reporting period were political developments both inside and outside Brazil. Investor sentiment toward the market waxed and waned in September and October 2002 along with the perceived outcome of the country's

8                                2003 iShares Semi-Annual Report to Shareholders
presidential election specifically, whether the leftist candidate, Luis Inacio Lula da Silva, would win. Many investors were concerned that Luis Inacio Lula da Silva might seek to unwind market-oriented reforms. Global economic weakness and investors' general aversion to riskier assets only added to the pressure on Brazilian equities during this time.

During this period and indeed, most of the reporting period, the political situation in Brazil generally overshadowed the results of individual Brazilian companies. As in the past, the market's largest and most liquid stocks, such as Petroleo Brasileiro SA ("Petrobras"), tended to rise and fall along with investor sentiment toward the market as a whole. (As of February 28, 2003, preferred shares of Petrobras had a weighting of 13.78% of the Index, while common shares of Petrobras made up an additional 8.91%.)

As a result of the exodus of foreign capital from the Brazilian equity market in September and October 2002, the real (Brazil's currency) depreciated sharply versus the U.S. dollar during this period. This increased the already-high level of Brazil's external debt, sparking fears of a potential default and leading to further declines in Brazilian stocks. The real's depreciation also weighed on the returns of U.S. dollar-based investors in Brazil's stock market.

In an effort to bolster the real and bring spiraling inflation back under control, the Brazilian central bank repeatedly raised interest rates over the reporting period. Although higher interest rates further depressed domestic demand, investors generally responded positively to the monetary tightening as a sign that the government was taking steps to quell inflation.

In addition, investors' concerns about Luis Inacio Lula da Silva, who ultimately was elected in late October 2002, abated somewhat after he pledged to honor the terms of a $30 billion International Monetary Fund bailout package Brazil had agreed to earlier in 2002 as well as to maintain fiscal austerity. As a result, the Brazilian stock market and the country's currency recovered some ground in late 2002. It rose still higher in early 2003.

Both the market and the real lost ground in late January, however, and remained weak through the close of the reporting period as the threat of a war between the United States and Iraq grew.

Managers' Discussion & Analysis                                                9

Managers' Discussion & Analysis

iSHARES MSCI CANADA INDEX FUND
Performance as of 2/28/03

                          Average Annual Total Returns
----------------------------------------------------------------------------
   Year Ended 2/28/03      Five Years Ended 2/28/03    Inception to 2/28/03
-----------------------    ------------------------   ----------------------
 NAV     MARKET   INDEX       NAV   MARKET   INDEX     NAV    MARKET   INDEX
-----    ------   -----      ----   ------   -----    -----   ------   -----
(6.19)%  (6.62)%  (5.69)%    0.91%   0.76%   1.34%    5.97%    5.98%    6.66%

                               Cumulative Total Returns
----------------------------------------------------------------------------
   Year Ended 2/28/03      Five Years Ended 2/28/03    Inception to 2/28/03
-----------------------    ------------------------   ----------------------
 NAV     MARKET   INDEX       NAV   MARKET   INDEX     NAV    MARKET   INDEX
-----    ------   -----      ----   ------   -----    -----   ------   -----
(6.19)%  (6.62)%  (5.69)%    4.62%   3.88%   6.88%    49.83%  49.92%   56.75%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                 Sector Breakout

                                MSCI CANADA INDEX

                                     [CHART]

                                    Pie chart

Consumer Discretionary     6.95%
Consumer Staples           3.10%
Energy                    17.88%
Financials                37.88%
Health Care                2.31%
Industrials                5.86%
Information Technology     5.08%
Materials                 13.91%
Telecomm Services          2.62%
Utilities                  4.41%

Performance Review

The total return of the iShares MSCI Canada Index Fund (the "Fund") was 5.48% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI Canada Index (the "Index") over the reporting period was 5.74%.

Significant Performance Factors

The Fund underperformed its benchmark by 0.26 percentage points over the reporting period. This was due to the impact of expenses, security sampling and uninvested assets, which subtracted 0.43, 0.07 and 0.03 percentage points, respectively, from the Fund's return.

10                               2003 iShares Semi-Annual Report to Shareholders

Those factors were partially offset by the positive impact of revenue differential and security lending, which contributed 0.24 and 0.03 percentage points, respectively, to the Fund's return.

Key Market Conditions

Canada was one of the few major world stock markets to post a gain in U.S. dollar terms over the reporting period.

A few key factors helped support the Index even as economic weakness in many parts of the world and the threat of war in the Middle East depressed other markets. Among the most important factors was the appreciation of the Canadian dollar versus its U.S. counterpart in late 2002 and early 2003. This trend helped to boost returns for U.S. dollar-based investors in the Canadian stock market.

The resilience of Canada's own economy was another positive factor for the country's stock market. The robust housing market was particularly beneficial for many Canadian banks. Financials were the largest sector in the Index with a weighting of 37.88% as of February 28, 2003. Some banking stocks performed better than others over the reporting period, however. Shares of Royal Bank of Canada ("RBC") (8.50% of the Index as of February 28, 2003) were among the sector's stronger performers, thanks largely to profit growth in the company's retail banking segment.

Managers' Discussion & Analysis                                               11

Managers' Discussion & Analysis

iSHARES MSCI HONG KONG INDEX FUND
Performance as of 2/28/03

                             Average Annual Total Returns
--------------------------------------------------------------------------------------
    Year Ended 2/28/03         Five Years Ended 2/28/03        Inception To 2/28/03
--------------------------    --------------------------    --------------------------
  NAV     MARKET     INDEX      NAV     MARKET     INDEX      NAV     MARKET    INDEX
------    ------    ------    ------    ------    ------    ------    ------    ------
(13.98)%  (13.36)%  (12.75) %  (5.13)%   (5.21)%   (3.39)%   (4.85)%   (4.73)%   (2.65)%

                                Cumulative Total Returns
--------------------------------------------------------------------------------------
    Year Ended 2/28/03         Five Years Ended 2/28/03        Inception to 2/28/03
--------------------------    --------------------------    --------------------------
 NAV      MARKET     INDEX     NAV      MARKET     INDEX      NAV     MARKET     INDEX
------    ------    ------    ------    ------    ------    ------    ------    ------
(13.98)%  (13.36)%  (12.75)%  (23.14)%  (23.48)%  (15.84)%  (29.31)%  (28.66)%  (17.07)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                 Sector Breakout

                              MSCI HONG KONG INDEX

                                     [CHART]

                                    Pie chart

Consumer Discretionary     5.86%
Financials                50.44%
Industrials               20.39%
Information Technology     0.47%
Materials                  0.97%
Telecomm Services          1.44%
Utilities                 20.43%

Performance Review

The total return of the iShares MSCI Hong Kong Index Fund (the "Fund") was -6.66% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI Hong Kong Index (the "Index") over the reporting period was -6.05%.

Significant Performance Factors

The Fund underperformed its benchmark by 0.61 percentage points over the reporting period. This was due to the impact of expenses and security sampling, which subtracted 0.42 and 0.22 percentage points, respectively, from the Fund's return. Those factors were partially

12                               2003 iShares Semi-Annual Report to Shareholders
offset by the positive impact of uninvested assets and revenue differential, which contributed 0.02 and 0.01 percentage points, respectively, to the Fund's return.

Key Market Conditions

Hong Kong was among the stronger Asian stock markets during the reporting period. While the Index did decline by roughly 6% over the reporting period, several neighboring markets dropped more than twice as much in U.S. dollar terms. (In the case of South Korea, the decline was more than three times as large.)

Nonetheless, Hong Kong's stock market was quite volatile over the reporting period. Early in the reporting period, shares of many Hong Kong companies dropped sharply along with other stocks in the region. A key cause was investors' anxiety about economic weakness both at home and abroad. By mid-October, the Index had declined nearly 10% from its level at the beginning of September.

Hong Kong's stock market then staged a rally. For a while, the territory's influential real-estate developers led the gains as Hong Kong's government proposed new measures to reverse deflation in the territory's property market. Later, shares of exporters outperformed the overall Index as the weakness of the U.S. dollar (to which Hong Kong's currency is pegged) made Hong Kong's goods more competitive in overseas markets.

The rally was fairly short-lived. Hong Kong's stock market dropped again in late 2002. It remained subdued through the end of the reporting period as many investors became more concerned about the global economy and about a potential war between the United States and Iraq. Hong Kong's market was also pressured by growing concerns about the territory's rising budget deficit. The trend prompted Hong Kong's leader to warn in January 2003 that the territory might not be able to keep its currency pegged to the U.S. dollar indefinitely.

In general, stocks of small and medium-sized Hong Kong companies outperformed those of Hong Kong's larger corporations over the reporting period. However, shares of Hong Kong's two large electricity generators, CLP Holdings Ltd. and Hongkong Electric Holdings Ltd. (respectively 8.77% and 6.27% of the Index as of February 28, 2003), were also among the market's better performers. Although both companies were forced to freeze electricity rates for 2003, their relatively high dividend yields continued to attract investors.

Managers' Discussion & Analysis                                               13

Managers' Discussion & Analysis

iSHARES MSCI MALAYSIA INDEX FUND
Performance as of 2/28/03

                         Average Annual Total Returns
------------------------------------------------------------------------------
  Year Ended 2/28/03      Five Years Ended 2/28/03    Inception to 2/28/03
-----------------------   ------------------------   -------------------------
 NAV     MARKET   INDEX     NAV     MARKET   INDEX     NAV     MARKET    INDEX
-----    ------   -----    -----    ------   -----   ------    ------    -----
(3.04)%  (5.79)%  (1.62)%  (1.31)%  (1.56)%  0.44%   (10.64)%  (11.06)%  (9.48)%

                          Cumulative Total Returns
------------------------------------------------------------------------------
  Year Ended 2/28/03      Five Years Ended 2/28/03    Inception to 2/28/03
-----------------------   ------------------------   -------------------------
 NAV     MARKET   INDEX     NAV     MARKET   INDEX     NAV     MARKET   INDEX
-----    ------   -----    -----    ------   -----   ------    ------   ------
(3.04)%  (5.79)%  (1.62)%  (6.37)%  (7.55)%  2.22%   (54.34)%  (55.83)% (50.04)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. In the case of the iShares MSCI Malaysia Index Fund, which has an NAV determined prior to the opening of the regular trading day on the Amex, the "Market Price" return will use the midpoint of the bid/ask spread as of the opening of regular trading on the Amex. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                                 Sector Breakout

                               MSCI MALAYSIA INDEX

                                     [CHART]

                                    Pie chart

Consumer Discretionary   17.14%
Consumer Staples         11.60%
Energy                    0.59%
Financials               24.05%
Industrials              19.16%
Information Technology    1.16%
Materials                 1.81%
Telecomm Services        12.13%
Utilities                12.36%

Performance Review

The total return of the iShares MSCI Malaysia Index Fund (the "Fund") was -7.13% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI Malaysia Index (the "Index") over the reporting period was - 6.60%.

Significant Performance Factors

The Fund underperformed its benchmark by 0.53 percentage points over the reporting period. This was due to the impact of expenses and security sampling, which subtracted 0.41 and 0.32 percentage points, respectively, from the Fund's return. Those factors were partially

14                               2003 iShares Semi-Annual Report to Shareholders
offset by the positive impact of revenue differential and uninvested assets, which contributed 0.17 and 0.03 percentage points, respectively, to the Fund's return.

Key Market Conditions

Like many emerging markets around the world, Malaysia posted a decline over the reporting period. Yet its decline was less severe, for several reasons.

While Malaysia's export-oriented economy was vulnerable to weakness in the United States and other countries, demand from China helped to take up some of the slack. A variety of Malaysian shares also benefited from a trend toward restructuring, which attracted new investors to the country's stock market during the reporting period.

Nonetheless, these factors were not enough to fully overcome the other issues weighing on Malaysia's stock market over the reporting period. The ongoing possibility of a U.S. strike on Iraq led some investors to seek out more defensive markets. A number of investors also had lingering concerns about the upcoming transfer of power from longtime Prime Minister Mahathir Mohamad to his chosen successor.

In the meantime, the Malaysian government was seeking to steer the country's economy through a U-Turn: After having placed great emphasis on fostering Malaysia's export sector in the past, Mahathir's administration proposed new initiatives in late 2002 to reduce the economy's dependence on exports. The plan involved bolstering the country's service sector, particularly the tourism industry. Companies such as Resorts World and its holding company, Genting (respectively 3.62% and 4.76% of the Index as of February 28, 2003) were expected to be prime beneficiaries of these new initiatives. Their stocks also benefited as tourism in Malaysia recovered in 2002, after having dropped immediately following the September 11, 2001, terrorist attacks on the United States.

Managers' Discussion & Analysis                                               15

Managers' Discussion & Analysis

iSHARES MSCI MEXICO INDEX FUND
Performance as of 2/28/03

                         Average Annual Total Returns
-------------------------------------------------------------------------------
     Year Ended 2/28/03       Five Years Ended 2/28/03    Inception to 2/28/03
--------------------------    ------------------------   ----------------------
  NAV     MARKET    INDEX      NAV     MARKET   INDEX    NAV     MARKET   INDEX
-------   ------    ------    ------   ------   -----    -----   ------   -----
(23.97)%  (24.90)%  (24.07)%   (2.08)%  (2.21)%  0.24%    4.71%   4.67%   7.30%

                          Cumulative Total Returns
-------------------------------------------------------------------------------
  Year Ended 2/28/03          Five Years Ended 2/28/03    Inception to 2/28/03
--------------------------    ------------------------   ----------------------
  NAV     MARKET    INDEX      NAV     MARKET   INDEX     NAV    MARKET   INDEX
-------   ------    ------    ------   ------   -----    -----   ------   -----
(23.97)%  (24.90)%  (24.07)%  (10.00)% (10.57)%  1.21%   37.81%  37.48%   63.37%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                 Sector Breakout

                                MSCI MEXICO INDEX

                                     [CHART]

                                    Pie chart

Consumer Discretionary   21.05%
Consumer Staples         13.75%
Financials                7.27%
Industrials               2.79%
Materials                12.33%
Telecomm Services        42.81%

Performance Review

The total return of the iShares MSCI Mexico Index Fund (the "Fund") was - 11.38% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI Mexico Index (the "Index") over the reporting period was - 11.66%.

Significant Performance Factors

The Fund outperformed its benchmark by 0.28 percentage points over the reporting period. This was due to the impact of security sampling (explained in more detail below) and revenue differential, which contributed 0.60 and 0.11 percentage points, respectively, to the

16                               2003 iShares Semi-Annual Report to Shareholders

Fund's return. Those factors were partially offset by the impact of expenses and uninvested assets, which subtracted 0.41 and 0.02 percentage points, respectively, from the Fund's return.

As discussed in the Introduction, portfolio management constraints can restrict the Investment Adviser's ability to optimize a Fund's portfolio. To comply with the Single Issuer Rule, the Mexico Fund was obligated to underweight such stocks as Telefonos de Mexico SA de CV Series L ("Telmex") while overweighting other Mexican stocks. (As of February 28, 2003, Telmex had a weighting of 24.67% in the Fund versus a weighting of 28.97% in the Index.) The stocks that the Fund overweighted generally performed better than those it underweighted over the reporting period. As a result, security sampling had a positive impact on the Fund's performance relative to its benchmark.

Key Market Conditions

The underlying decline in Mexican stocks over the reporting period was less severe than it might appear. In U.S. dollar terms, the drop in the Index was indeed quite significant. In local-currency terms, however, it was milder. This divergence was due to the Mexican peso's depreciation against the U.S. dollar over the reporting period. The trend magnified losses for U.S. dollar-based investors in Mexico's equity market.

To be sure, the Mexican stock market did face many challenges in late 2002 and early 2003. Mexican equities came under increasing pressure as a war between the U.S. and Iraq loomed. Sluggish demand in the United States also cast a long shadow over the Mexican economy, which has become increasingly integrated with that of its northern neighbor. The impact was felt by a variety of Mexican exporters, such as the cement manufacturer Cemex (11.08% of the Index as of February 28, 2003).

The peso's weakness was positive for some Mexican exporters because it made their goods more competitive in foreign markets. For Mexican companies with large amounts of U.S. dollar-denominated debt, however, it was a problem. One such company was Telefonos de Mexico ("Telmex"), the largest stock in the MSCI Mexico Index with a weighting of 28.97% as of February 28, 2003. On the plus side, Telmex's overall level of debt was not as heavy as many other leading telecommunications firms', an advantage that lent some support to Telmex shares over the reporting period.

Managers' Discussion & Analysis                                               17

Managers' Discussion & Analysis

iSHARES MSCI PACIFIC EX-JAPAN INDEX FUND
Performance as of 2/28/03

           Average Annual Total Returns            Cumulative Total Returns
------------------------------------------------   ------------------------
   Year Ended 2/28/03       Inception to 2/28/03     Inception to 2/28/03
-----------------------    ---------------------   ------------------------
 NAV     MARKET   INDEX     NAV   MARKET   INDEX     NAV   MARKET   INDEX
-----    ------   -----    ----   ------   -----    ----   ------   -----
(6.04)%  (4.92)%  (6.14)%  2.09%    3.13%   2.18%   2.83%    4.24%   2.95%

"Total return" represents the total change in value of an investment over the periods indicated. Returns for the period since inception are calculated from the inception date of the Fund (10/25/01). A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (10/26/01), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                 Sector Breakout

                           MSCI PACIFIC EX-JAPAN INDEX

                                     [CHART]

                                    Pie chart

Consumer Discretionary    9.56%
Consumer Staples          5.95%
Energy                    1.77%
Financials               46.50%
Health Care               1.55%
Industrials              10.21%
Information Technology    0.80%
Materials                14.19%
Telecomm Services         4.05%
Utilities                 5.42%

Performance Review

The total return of the iShares MSCI Pacific ex-Japan Index Fund (the "Fund") was - 2.54% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI Pacific ex-Japan Index (the "Index") over the reporting period was - 2.57%.

Significant Performance Factors

The Fund outperformed its benchmark by 0.03 percentage points over the reporting period. This was due to the impact of revenue differential and uninvested assets, which contributed 0.45 and 0.01 percentage points, respectively, to the Fund's returns. Those factors were partially offset by the impact of expenses and security sampling, which subtracted 0.25 and 0.18 percentage points, respectively, from the Fund's return.

Key Market Conditions

Once again, the Australian component of the Index helped to buoy the Index's performance in an otherwise difficult environment.

18                               2003 iShares Semi-Annual Report to Shareholders

Over the reporting period, the Index's Hong Kong and Singapore stocks generally posted significant declines. In contrast, several of the Index's Australian stocks managed to eke out a small gain. In large part, this performance was due to the strength of the Australian dollar versus its U.S. counterpart, a trend that helped to boost returns of the Index in U.S. dollar terms.

But many domestically oriented Australian stocks simply didn't have poor performance to begin with. Stocks such as National Australia Bank, Commonwealth Bank of Australia, Australia and New Zealand Banking Group and Westpac Banking, for example, benefited from Australia's relatively strong domestic economy over the reporting period. As of February 28, 2003, these were among the five largest stocks in the Index, with weightings of 7.03%, 4.84%, 3.89% and 3.88%, respectively. New Zealand stocks, though a much smaller component of the Index, were also comparatively strong performers during the reporting period.

The strength of the Index's Australian stocks was generally tempered by its holdings from Hong Kong and Singapore. Hong Kong stocks such as Hutchison Whampoa and Cheung Kong Holdings (respectively 3.31% and 2.46% of the Index as of February 28, 2003) remained weak in the face of Hong Kong's depressed property prices and domestic economic downturn. Shares of Singapore's exporters were under pressure as well, given slack demand in key markets abroad. In addition, the uncertainty about a war between the United States and Iraq left many investors seeking out more defensive markets toward the end of the reporting period.

Managers' Discussion & Analysis                                               19

Managers' Discussion & Analysis

iSHARES MSCI SINGAPORE INDEX FUND
Performance as of 2/28/03

                             Average Annual Total Returns
--------------------------------------------------------------------------------------
     Year Ended 2/28/03         Five Years Ended 2/28/03       Inception to 2/28/03
---------------------------   ---------------------------   --------------------------
  NAV     MARKET     INDEX     NAV      MARKET     INDEX     NAV      MARKET    INDEX
------    ------    -------   ------    ------    -------   ------    ------    ------
(21.79)%  (23.60)%  (21.30)%   (7.45)%  (7.68)%    (7.26)%  (12.76)%  (12.84)%  (12.01)%

                               Cumulative Total Returns
--------------------------------------------------------------------------------------
     Year Ended 2/28/03         Five Years Ended 2/28/03       Inception to 2/28/03
---------------------------   ---------------------------   --------------------------
  NAV     MARKET     INDEX     NAV      MARKET     INDEX     NAV      MARKET    INDEX
-------   -------   -------   ------    ------    -------   ------    ------    ------
(21.79)%  (23.60)%  (21.30)%  (32.08)%  (32.92)%  (31.40)%  (61.38)%  (61.64)%  (59.00)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                 Sector Breakout

                              MSCI SINGAPORE INDEX

                                     [CHART]

                                   [Pie Chart]

Consumer Discretionary  10.88%
Consumer Staples         2.08%
Financials              53.83%
Health Care              0.48%
Industrials             14.91%
Information Technology   6.53%
Telecomm Services       11.29%

Performance Review

The total return of the iShares MSCI Singapore Index Fund (the "Fund") was -15.08% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI Singapore Index (the "Index") over the reporting period was -14.90%.

Significant Performance Factors

The Fund underperformed its benchmark by 0.18 percentage points over the reporting period. This was due to the impact of expenses and revenue differential, which subtracted 0.41 and 0.06 percentage points, respectively, from the Fund's return. Those factors were partially

20                               2003 iShares Semi-Snnual Report to Shareholders
offset by the positive impact of security sampling and uninvested assets, which contributed 0.27 and 0.02 percentage points, respectively, to the Fund's return.

Key Market Conditions

Singapore's stock market was depressed over much of the reporting period by weakness in its chief export markets and in its domestic economy.

Lackluster U.S. demand for electronics in particular, a linchpin of Singapore's economy, continued to weigh heavily on the shares of companies such as Venture Corp. (3.75% of the Index as of February 28, 2003). Meanwhile, Singapore's domestically oriented companies felt the effects of economic weakness at home. Singapore's financial-service stocks, such as United Overseas Bank and DBS Group Holdings Ltd. (respectively 17.07% and 14.73% of the Index as of February 28,
2003), generally bore the brunt of these declines over the reporting period.

Singapore's stock market did stage a brief rally in mid-October 2002, as some investors were encouraged by signs that the U.S. economy might be on the road to recovery. The rally was short-lived, however. For the remainder of the reporting period, Singapore's stock market generally declined along with expectations for a quick turnaround in the global economy. Like many other equity markets around the world, Singapore's stock market was also weighed down by the possibility of a war in the Middle East.

Managers' Discussion & Analysis                                               21

Managers' Discussion & Analysis

iSHARES MSCI SOUTH AFRICA INDEX FUND
Performance as of 2/28/03

    Total Returns
---------------------
Inception TO 2/28/03
---------------------
 NAV    MARKET  INDEX
-----   ------  -----
(0.11)% (0.34)% 0.31%

"Total returns for the period since inception" are calculated from the inception date of the Fund (2/3/03). A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (2/7/03), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                 Sector Breakout

                             MSCI SOUTH AFRICA INDEX

                                     [CHART]

                                   [Pie Chart]

Consumer Discretionary   3.13%
Consumer Staples         3.72%
Financials              23.72%
Industrials              4.91%
Information Technology   0.79%
Materials               62.63%
Telecomm Services        1.10%

Performance Review

The total return of the iShares MSCI South Africa Index Fund (the "Fund") was -0.11% over the period from February 3, 2003 (its inception date), through February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI South Africa Index (the "Index") over the reporting period was 0.31%.

Key Market Conditions

The performance of the Index over the short period from the Fund's inception through the end of February owed much to the strength of the rand, South Africa's currency. In local currency terms, the South African market actually posted as significant decline over the reporting period; like many other stocks around the world, numerous South African shares were depressed by the growing likelihood of a war in the Middle East.

Investors' concerns about the global economy also put pressure on the MSCI South Africa Index during February. That month, a variety of South African exporters, such as the paper and pulp producer Sappi (4.18% of the Index as of February 28, 2003), reported weaker-than-expected earnings partially as a result of the economic slowdown in Europe and in other regions. The rand's sharp appreciation versus the

22                               2003 iShares Semi-Annual Report To Shareholders
euro and the U.S. dollar also put many South African exporters at a disadvantage abroad and contributed to declines in their share prices in February 2003.

As in the past, however, the economic and political uncertainty was generally positive for one important segment of the South African market: gold stocks. (In times of greater uncertainty, the price of gold, and hence the price of gold-mining stocks, generally increases.) South African gold-mining stocks did not benefit uniformly from the rise in gold prices, though. Shares of gold-mining companies that hedge their exposure to fluctuations in the price of gold, such as AngloGold (4.99% of the Index as of February 28, 2003), generally benefited less from the spike in gold prices than those of unhedged mining companies such as Gold Fields (6.59% of the Index as of February 28, 2003). Furthermore, South African gold-mining shares in general did not appreciate as much as might have been expected, given the corresponding rise in the price of gold itself (which reached a six-year high in early 2003). Some analysts attributed this subdued performance to a belief on the part of many investors that the price of gold would stabilize or drop once uncertainty regarding military action in the Middle East was dispelled.

Managers' Discussion & Analysis                                               23

Managers' Discussion & Analysis

iSHARES MSCI SOUTH KOREA INDEX FUND
Performance as of 2/28/03

          Average Annual Total Returns                    Cumulative Total Returns
------------------------------------------------------    --------------------------
    Year Ended 2/28/03          Inception to 2/28/03        Inception to 2/28/03
--------------------------    ------------------------    --------------------------
  NAV     MARKET     INDEX     NAV     MARKET    INDEX      NAV     MARKET    INDEX
------    ------    ------    -----    ------    -----    ------    ------    ------
(18.70)%  (18.68)%  (17.46)%  (6.06)%   (5.49)%  (6.98)%  (16.12)%  (14.69)%  (18.39)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (5/09/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the mid-point between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. In the case of the iShares MSCI South Korea Index Fund, which has an NAV determined prior to the opening of the regular trading day on the Amex, the "Market Price" return will use the mid-point of the bid/ask spread as of the opening of regular trading on the Amex. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (5/12/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                 Sector Breakout

                             MSCI SOUTH KOREA INDEX

                                     [CHART]

                                    Pie chart

Consumer Discretionary   11.32%
Consumer Staples          2.45%
Energy                    0.59%
Financials               16.78%
Health Care               0.43%
Industrials               5.34%
Information Technology   37.56%
Materials                10.19%
Telecomm Services        11.59%
Utilities                 3.75%

Performance Review

The total return of the iShares MSCI South Korea Index Fund (the "Fund") was -19.93% over the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI South Korea Index (the "Index") over the reporting period was -19.30%.

Significant Performance Factors

The Fund underperformed its benchmark by 0.63 percentage points over the reporting period. This was due to the impact of security sampling and expenses, which subtracted 0.72 and 0.51 percentage points, respectively, from the Fund's return. Those factors were partially offset by the positive impact of revenue differential and uninvested assets, which contributed 0.43 and 0.17 percentage points, respectively, to the Fund's return.

24                               2003 iShares Semi-Annual Report to Shareholders

As discussed in the Introduction, portfolio management constraints can restrict the Investment Adviser's ability to optimize a Fund's portfolio. To comply with the Single Issuer Rule, for example, the South Korea Fund was obligated to underweight Samsung Electronics Co. Ltd. during the reporting period while overweighting other stocks in the Index. (As of February 28, 2003, ordinary shares of Samsung Electronics Co. Ltd. had a weighting of 24.01% in the Fund versus an Index weighting of 29.63%. As of that date, preferred shares of Samsung Electronics Co. Ltd. made up an additional 2.48% of the Index.) During the month of October 2002, Samsung Electronics Co. Ltd. performed significantly better than the stocks the Fund was overweighting. As a result, security sampling had a negative impact on the Fund's performance relative to the Index's over the reporting period.

Key Market Conditions

South Korea's stock market was pressured over much of the reporting period by political and economic developments both at home and abroad.

South Korean stocks were generally weak in September 2002, as the outlook for the global economy remained uncertain. Lackluster growth in the United States created difficult conditions for South Korea's exporters, particularly its semiconductor manufacturers.

The global economic picture appeared to brighten in October 2002, however, with some encouraging data about the U.S. economy. The news helped to spark a rally in South Korea's stock market that lasted through November. Technology, steel and banking stocks were especially strong during this time.

Much of the optimism began to fade in December 2002, as doubts resurfaced about the health of the U.S. and European economies. Investors' concerns about South Korea's domestic economy further weakened the market; shares of several South Korean banks came under pressure as they dramatically increased their loan-loss provisions. The growing likelihood of a war between the U.S. and Iraq also put significant pressure on the South Korean stock market in early 2003, as did heightened political tensions with North Korea.

The appreciation of South Korea's currency, the won, versus the U.S. dollar over the reporting period was a mixed blessing. Some South Korean companies, such as steel producer POSCO (7.39% of the Index as of February 28, 2003), benefited from the won's strength as they translated their U.S. dollar earnings back into their home currency. Others, such as Hyundai Motor Co. Ltd. (3.14% of the Index as of February 28, 2003), found that the won's appreciation made its goods less competitive in the U.S. market. The won's strength did, however, help to enhance U.S. dollar-based investors' overall returns from the South Korean stock market over the reporting period.

Managers' Discussion & Analysis                                               25

Managers' Discussion & Analysis

iSHARES MSCI TAIWAN INDEX FUND
Performance as of 2/28/03

          Average Annual Total Returns                      Cumulative Total Returns
-------------------------------------------------------    --------------------------
    Year Ended 2/28/03          Inception to 2/28/03          Inception to 2/28/03
--------------------------    -------------------------    --------------------------
  NAV     MARKET     INDEX      NAV    MARKET     INDEX      NAV     MARKET     INDEX
------    ------    ------    ------   ------    ------    ------    ------    ------
(26.77)%  (29.95)%  (26.13)%  (27.48)% (27.94)%  (26.85)%  (57.95)%  (58.67)%  (56.87)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (6/20/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. In the case of the iShares MSCI Taiwan Index Fund, which has an NAV determined prior to the opening of the regular trading day on the Amex, the "Market Price" return will use the midpoint of the bid/ask spread as of the opening of regular trading on the Amex. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (6/23/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of its future results.

                                 Sector Breakout

                                MSCI TAIWAN INDEX

                                     [CHART]

                                    Pie chart

Consumer Discretionary    5.31%
Consumer Staples          1.45%
Financials               20.75%
Industrials               5.42%
Information Technology   50.34%
Materials                15.53%
Telecomm Services         1.20%

Performance Review

The total return of the iShares MSCI Taiwan Index Fund (the "Fund") was -11.00% for the six-month period ended February 28, 2003 (the "reporting period"). The total return of the corresponding MSCI Taiwan Index (the "Index") over the reporting period was -10.81%.

Significant Performance Factors

The Fund underperformed its benchmark by 0.19 percentage points over the reporting period. This was due to the impact of expenses, uninvested assets and revenue differential, which respectively subtracted 0.49, 0.05 and 0.04 percentage points from the Fund's returns. Those factors were partially offset by the positive impact of security sampling, which contributed 0.39 percentage points.

Key Market Conditions

The Index was quite volatile over the reporting period, largely due to investors' shifting expectations for Taiwan's export-dependent economy.

26                               2003 iShares Semi-Annual Report to Shareholders

The Index began the reporting period on a down note. In the face of weak economic growth in many countries, particularly the United States, many investors sold off the shares of Taiwan's exporters during September 2002.

The country's stock market then rallied in October 2002, as investors generally began to expect better economic conditions for the island's corporations, especially for chipmakers such as Taiwan Semiconductor Manufacturing Corporation and United Microelectronics Corporation (respectively 13.50% and 6.58% of the Index as of February 28, 2003). Meanwhile, the government's moves to reform the country's financial sector boosted investor sentiment toward Taiwan's banks. An apparent softening of China's opposition to direct transportation links between the island and mainland China also helped to bolster Taiwan's airline and shipping stocks during this time.

The rally was fairly short-lived, however. In November and December 2002, investors' confidence waned as Taiwan's government appeared to back down from its plans to reform the country's financial sector. Worries about poor sales of personal computers and other electronics over the Christmas holiday also led to declines in many of Taiwan's leading technology shares.

The island's stock market rallied once again in January 2003. Leading the way were the shares of companies such as Nan Ya Plastic Corporation and Formosa Plastic Corporation (respectively 4.61% and 4.28% of the Index as of
February 28, 2003). These companies, along with several others in Taiwan, had been benefiting from solid demand for their products in mainland China, even as growth in the United States and Europe remained lackluster. Taiwan's leading technology stock, Taiwan Semiconductor Manufacturing Corporation, also rebounded in January after the company received the Taiwanese government's approval to build a new manufacturing plant in China.

Much of the optimism dissipated in February 2003, as reform of Taiwan's financial sector appeared to be progressing more slowly than many investors had hoped. The threat of a war between the United States and Iraq, as well as continued economic woes around the world, put additional pressure on the Taiwanese stock market.

Managers' Discussion & Analysis                                               27

Schedule of Investments (Unaudited)

iSHARES MSCI AUSTRALIA INDEX FUND
February 28, 2003

Security                                               Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS - 95.60%
National Australia Bank Ltd.                             463,464     $8,128,885
BHP Billiton Ltd.                                      1,113,888      6,185,570
Commonwealth Bank of Australia                           375,765      5,596,391
Australia and New Zealand Banking Group Ltd              451,369      4,498,027
Westpac Banking Corp. Ltd.                               526,276      4,487,527
News Corp. Ltd. (The)                                    440,422      2,723,707
Woolworths Ltd.                                          316,602      2,223,126
Rio Tinto Ltd.                                            93,357      1,898,055
Wesfarmers Ltd.                                          111,971      1,730,819
Foster's Group Ltd.                                      615,861      1,614,669
Telstra Corp. Ltd.                                       657,845      1,596,984
AMP Ltd.                                                 340,669      1,447,264
Amcor Ltd.                                               246,451      1,232,466
Westfield Trust                                          614,795      1,208,906
Coles Myer Ltd.                                          337,143      1,160,151
CSR Ltd.                                                 280,891      1,108,073
Macquarie Infrastructure Group                           567,030      1,097,776
Suncorp-Metway Ltd.                                      157,358        974,106
Westfield Holdings Ltd.                                  126,608        964,322
General Property Trust                                   571,253        960,341
Alumina Ltd.                                             333,207        930,227
Insurance Australia Group Ltd.                           497,535        923,979
Woodside Petroleum Ltd.                                  139,810        920,630
Macquarie Bank Ltd.                                       60,639        913,053
Australian Gas Light Co. Ltd.                            129,847        852,661
QBE Insurance Group Ltd.                                 170,970        840,470
WMC Resources Ltd./1/                                    333,166        792,618
Brambles Industries Ltd.                                 289,542        750,337
Stockland Trust Group                                    249,198        735,018
TABCORP Holdings Ltd.                                    110,987        673,580
Lend Lease Corp. Ltd.                                    117,096        618,981
Santos Ltd.                                              174,291        618,797
M.I.M. Holdings Ltd.                                     597,985        515,342
Origin Energy Ltd.                                       193,848        505,879
BHP Steel Ltd./1/                                        237,292        496,843
James Hardie Industries NV                               122,836        493,515
Mirvac Group                                             199,096        489,367
Mayne Group Ltd.                                         242,310        464,703

Security                                               Shares          Value
--------------------------------------------------------------------------------
Boral Ltd.                                               171,052    $   460,923
Coca-Cola Amatil Ltd.                                    123,984        428,149
Orica Ltd.                                                83,558        417,354
CSL Ltd.                                                  47,519        403,462
John Fairfax Holdings Ltd.                               220,170        394,182
Goodman Fielder Ltd.                                     345,220        370,840
Southcorp Ltd.                                           188,108        364,179
Newcrest Mining Ltd.                                      94,628        341,707
PaperlinX Ltd.                                           107,338        338,746
Patrick Corporation Ltd.                                  48,913        336,038
Transurban Group                                         129,601        334,283
Cochlear Ltd.                                             15,703        316,020
BRL Hardy Ltd.                                            47,068        294,511
Gandel Retail Trust                                      364,121        287,281
TAB Ltd.                                                 137,309        261,665
Commonwealth Property Office Fund                        366,089        257,728
Sonic Healthcare Ltd.                                     65,887        245,519
Principal Office Fund                                    284,950        238,652
Deutsche Office Trust                                    343,006        226,906
Leighton Holdings Ltd.                                    40,836        222,802
AMP Diversified Property Trust                           140,507        220,859
Harvey Norman Holdings Ltd.                              157,440        214,988
Australian Stock Exchange Ltd.                            30,955        208,531
Publishing & Broadcasting Ltd.                            39,647        185,276
Ansell Ltd./1/                                            51,756        179,983
Iluka Resources Ltd.                                      71,627        179,533
Futuris Corp. Ltd.                                       185,607        165,588
OneSteel Ltd.                                            152,561        157,402
Computershare Ltd.                                       133,373        144,080
Aristocrat Leisure Ltd.                                   84,378         91,152
David Jones Ltd.                                         113,529         76,480
Sons of Gwalia Ltd.                                       43,378         36,857
Energy Developments Ltd.                                  24,272         25,926
TOTAL COMMON STOCKS (Cost: $71,450,320)                              71,800,767

PREFERRED STOCKS - 3.98%
News Corp. Ltd. (The)                                    577,321      2,992,212
TOTAL PREFERRED STOCKS
   (Cost: $4,223,964)                                                 2,992,212

28                               2003 iShares Semi-Annual Report to Shareholders
iSHARES MSCI AUSTRALIA INDEX FUND
February 28, 2003

Security                                               Shares          Value
--------------------------------------------------------------------------------
SHORT TERM INSTRUMENTS - 4.16%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                                2,851,710    $ 2,851,710
BlackRock Temp Cash Money Market Fund                    136,750        136,750
Short Term Investment Co. - Liquid
   Assets Money Market Portfolio                         136,750        136,750
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $3,125,210)                                                 3,125,210

TOTAL INVESTMENTS IN SECURITIES - 103.74%
   (Cost $78,799,494)                                                77,918,189
Other Assets, Less Liabilities - (3.74%)                             (2,809,924)
                                                                    -----------
NET ASSETS - 100.00%                                                $75,108,265
                                                                    ===========

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      29

Schedule of Investments (Unaudited)

iSHARES MSCI BRAZIL INDEX FUND
February 28, 2003

Security                                               Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS - 25.91%
Petroleo Brasileiro SA                                   305,900    $ 4,097,809
Companhia Vale do Rio Doce ADR                           119,700      3,471,300
Unibanco Holdings SA                                  59,701,000      1,364,810
Souza Cruz SA                                            199,500      1,114,047
Centrais Eletricas Brasileiras SA                    180,792,000        851,024
Companhia Siderurgica Nacional                        47,481,000        824,831
Brasil Telecom Participacoes SA                      113,316,000        441,326
Companhia de Saneamento Basico do Estado
   de Sao Paulo                                       14,630,000        315,186
Tractebel Energia SA                                 272,740,000        236,899
Embratel Participacoes SA/1/                         106,461,000        120,511
TOTAL COMMON STOCKS
   (Cost: $16,733,158)                                               12,837,743

PREFERRED STOCKS - 72.76%
Petroleo Brasileiro SA                                   545,300      6,522,515
Companhia Vale do Rio Doce Class A                       199,500      5,478,005
Companhia de Bebidas das Americas                     29,260,000      4,115,584
Banco Bradesco SA                                    864,101,000      2,467,129
Banco Itau SA                                         55,062,000      2,422,172
Tele Norte Leste Participacoes SA                    345,860,000      2,296,690
Brasil Telecom Participacoes SA                      360,297,000      1,775,742
Aracruz Celulose SA Class B                              665,000      1,306,150
Embraer-Empresa Brasileira de
   Aeronautica SA                                        438,943      1,125,337
Companhia Energetica de Minas Gerais                 158,935,467      1,010,882
Gerdau SA                                             97,223,000        905,217
Companhia Brasileira de Distribuicao                  55,062,000        683,454
Votorantim Celulose e Papel SA                        17,689,000        671,032
Telesp Celular Participacoes SA/1/                   660,183,000        628,923
Centrais Eletricas Brasileiras SA Class
  B                                                  112,651,000        561,835
Duratex SA                                            33,383,000        509,678

Security                                               Shares          Value
--------------------------------------------------------------------------------
Tele Centro Oeste Celular Participacoes              411,310,000    $   495,555
Sadia SA                                               1,330,000        458,364
Companhia Paranaense de Energia Class B              194,219,000        429,906
Usinas Siderurgicas de Minas Gerais SA
  Class A                                                186,200        394,938
Embratel Participacoes SA/1/                         368,333,000        357,084
Companhia de Tecidos Norte de Minas                    5,852,400        355,834
Telemig Celular Participacoes SA                     383,531,000        278,325
Tele Nordeste Celular Participacoes SA               383,866,000        245,225
Tele Celular Sul Participacoes                       371,887,000        227,156
Companhia Brasileira de
   Petroleo Ipirango/1/                               71,143,000        143,522
Braskem SA Class A                                     2,128,000         98,446
Eletropaulo Metropolitana Eletricidade
   de Sao Paulo                                       13,082,000         85,405
TOTAL PREFERRED STOCKS
  (Cost: $48,754,249)                                                36,050,105

SHORT TERM INSTRUMENTS - 0.20%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                                  100,844        100,844
TOTAL SHORT TERM INSTRUMENTS
   (COST: $100,844)                                                     100,844

TOTAL INVESTMENTS IN
   SECURITIES - 98.87%
   (Cost $65,588,251)                                                48,988,692
Other Assets, Less Liabilities - 1.13%                                  561,686
                                                                    -----------
NET ASSETS - 100.00%                                                $49,550,378
                                                                    ===========

/1/  Non-income earning securities.

See notes to financial statements.

30                               2003 iShares Semi-Annual Report to Shareholders

Schedule of Investments (Unaudited)

iSHARES MSCI CANADA INDEX FUND
February 28, 2003

Security                                               Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS - 99.72%
Royal Bank of Canada                                   1,015,240    $39,592,861
Bank of Nova Scotia                                      766,090     27,073,861
EnCana Corp.                                             723,327     23,605,960
Bank of Montreal                                         749,141     21,119,561
Canadian Imperial Bank of Commerce                       552,233     17,625,640
Sun Life Financial Services of Canada Inc.               939,508     17,342,241
Manulife Financial Corp.                                 707,954     17,283,049
Barrick Gold Corp.                                       822,940     13,273,760
Alcan Inc.                                               464,344     13,140,518
Canadian National Railway Co.                            303,608     12,844,954
Nortel Networks Corp./1/                               5,839,022     12,541,865
Suncor Energy Inc.                                       681,943     12,359,015
Petro-Canada                                             340,294     12,119,747
TransCanada PipeLines Ltd.                               728,058     10,853,919
Thomson Corp.                                            344,526      9,236,386
BCE Inc.                                                 457,256      8,523,291
Talisman Energy Inc.                                     203,980      8,105,528
Magna International Inc. Class A                         136,288      7,565,457
Canada Life Financial Corp.                              243,460      7,116,850
Biovail Corp./1/                                         189,876      6,990,669
Enbridge Inc.                                            244,367      6,971,135
Canadian Natural Resources Ltd.                          193,163      6,631,956
Imperial Oil Ltd.                                        201,160      6,400,177
Loblaw Companies Ltd.                                    168,730      6,342,382
Power Corp. of Canada                                    240,640      6,178,333
National Bank of Canada                                  280,120      6,110,820
Placer Dome Inc.                                         616,640      6,084,446
Inco Ltd./1/                                             278,234      5,929,608
George Weston Ltd.                                        80,840      5,043,682
Canadian Pacific Railway Ltd.                            240,650      5,038,175
Bombardier Inc. Class B                                1,567,393      4,997,393
Power Financial Corp.                                    184,263      4,871,875
Potash Corp. of Saskatchewan Inc.                         78,960      4,849,007
Brascan Corp. Class A                                    239,729      4,722,813
Abitibi-Consolidated Inc.                                601,130      4,418,293
Nexen Inc.                                               186,584      4,005,206
Celestica Inc./1/                                        284,350      3,416,475

Security                                               Shares          Value
--------------------------------------------------------------------------------
Shell Canada Ltd.                                        105,280     $3,392,026
Quebecor World Inc.                                      142,398      3,248,831
Domtar Inc.                                              293,738      3,225,637
Molson Inc. Class A                                      151,331      3,175,330
Precision Drilling Corp. Class A/1/                       82,244      2,974,983
MDS Inc.                                                 202,583      2,886,855
TransAlta Corp.                                          258,970      2,882,080
Cognos Inc./1/                                           117,500      2,848,772
Investors Group Inc.                                     160,740      2,814,946
Shaw Communications Inc. Class B                         300,785      2,673,106
Brookfield Properties Corp.                              135,354      2,543,907
Fairmont Hotels & Resorts Inc.                           119,868      2,445,957
NOVA Chemicals Corp.                                     131,130      2,353,615
Canadian Tire Corp. Class A                              115,135      2,310,737
Teck Cominco Ltd. Class B                                274,480      2,210,874
Husky Energy Inc.                                        190,317      2,165,306
TELUS Corp.                                              198,104      2,115,609
Noranda Inc.                                             235,461      2,084,663
Penn West Petroleum Ltd./1/                               77,077      2,077,220
Agrium Inc.                                              193,170      2,074,587
Dofasco Inc.                                             113,258      2,045,760
Cameco Corp.                                              85,064      2,041,239
Rogers Communications Inc. Class B/1/                    216,188      1,995,291
Onex Corp.                                               194,571      1,815,369
CGI Group Inc./1/                                        378,799      1,779,832
CP Ships Ltd.                                            133,486      1,662,079
Falconbridge Ltd.                                        120,772      1,411,358
ATI Technologies Inc./1/                                 359,535      1,397,307
C.I. Fund Management Inc.                                200,220      1,346,627
Aliant Inc.                                               68,620      1,287,373
Ballard Power Systems Inc./1/                            110,450      1,137,269
Fairfax Financial Holdings Ltd.                           20,210      1,087,688
CAE Inc.                                                 334,640      1,055,718
QLT Corp./1/                                             103,870        945,414
Four Seasons Hotels Inc.                                  35,244        920,962
Quebecor Inc. Class B/1/                                  62,498        778,603
Intrawest Corp.                                           71,904        772,227

Schedules of Investments                                                      31
iSHARES MSCI CANADA INDEX FUND
February 28, 2003

Security                                               Shares          Value
--------------------------------------------------------------------------------
Royal Group Technologies Ltd./1/                          99,619   $    682,047
Hudson's Bay Co.                                         104,340        588,304
TOTAL COMMON STOCKS
   (Cost: $441,874,588)                                             467,582,416

SHORT TERM INSTRUMENTS - 0.11%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                                  519,012        519,012
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $519,012)                                                     519,012

TOTAL INVESTMENTS IN SECURITIES - 99.83%
   (Cost $442,393,600)                                              468,101,428
Other Assets, Less Liabilities - 0.17%                                  809,471
                                                                   ------------
NET ASSETS - 100.00%                                               $468,910,899
                                                                   ============

/1/ Non-income earning securities.

See notes to financial statements.

32                               2003 iShares Semi-Annual Report to Shareholders

Schedule of Investments (Unaudited)

iSHARES MSCI HONG KONG INDEX FUND
February 28, 2003

Security                                               Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS - 99.84%
Hutchison Whampoa Ltd.                                 2,996,800    $17,944,450
Cheung Kong (Holdings) Ltd.                            2,140,000     13,445,141
Hang Seng Bank Ltd.                                    1,112,800     12,163,737
Sun Hung Kai Properties Ltd.                           1,926,000     10,841,174
Hongkong Electric Holdings Ltd.                        1,498,000      5,714,185
Hong Kong & China Gas Co. Ltd.                         4,494,663      5,532,531
Swire Pacific Ltd. Class A                             1,284,000      5,432,935
CLP Holdings Ltd.                                      1,284,200      5,269,121
BOC Hong Kong (Holdings) Ltd./1/                       3,852,000      3,951,225
Wharf (Holdings) Ltd. (The)                            1,926,000      3,951,225
Bank of East Asia Ltd.                                 2,097,300      3,912,723
MTR Corp. Ltd.                                         2,568,083      2,848,267
Esprit Holdings Ltd.                                   1,284,000      2,543,601
Henderson Land Development Co. Ltd.                      856,000      2,431,101
Cathay Pacific Airways Ltd.                            1,712,000      2,392,686
Johnson Electric Holdings Ltd.                         2,140,000      2,387,199
Li & Fung Ltd.                                         2,140,000      2,099,088
Hong Kong Exchanges & Clearing Ltd.                    1,712,000      1,997,564
Cheung Kong Infrastructure Holdings Ltd.               1,070,000      1,948,174
Hang Lung Properties Ltd.                              2,140,000      1,948,173
PCCW Ltd./1/                                           2,568,576      1,696,114
Television Broadcasts Ltd.                               428,000      1,303,355
Shangri-La Asia Ltd.                                   1,712,000      1,229,270
New World Development Co. Ltd.                         1,926,000        876,678

Security                                               Shares          Value
--------------------------------------------------------------------------------
Hysan Development Co. Ltd.                             1,070,000   $    823,172
Sino Land Co. Ltd.                                     2,568,000        773,782
Giordano International Ltd.                            2,140,000        644,818
SCMP Group Ltd.                                        1,712,000        620,123
ASM Pacific Technology Ltd.                              214,000        491,159
TOTAL COMMON STOCKS
   (Cost: $145,083,141)                                             117,212,771

SHORT TERM INSTRUMENTS - 6.65%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                                7,123,650      7,123,650
BlackRock Temp Cash Money Market Fund                    343,458        343,458
Short Term Investment Co. - Liquid
   Assets Money Market Portfolio                         343,458        343,458
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $7,810,566)                                                 7,810,566

TOTAL INVESTMENTS IN SECURITIES - 106.49%
   (Cost $152,893,707)                                              125,023,337
Other Assets, Less Liabilities - (6.49%)                             (7,614,189)
                                                                   ------------
NET ASSETS - 100.00%                                               $117,409,148
                                                                   ============

/1/ Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      33

Schedule of Investments (Unaudited)

iSHARES MSCI MALAYSIA INDEX FUND
February 28, 2003

Security                                               Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS - 99.81%
Malayan Banking Bhd                                    3,477,600     $7,275,505
Tenaga Nasional Bhd                                    1,890,000      4,675,263
Telekom Malaysia Bhd                                   2,268,000      4,625,526
Sime Darby Bhd                                         2,835,000      3,804,868
Genting Bhd                                              945,000      3,481,579
Resorts World Bhd                                      1,134,000      2,820,079
Commerce Asset Holdings Bhd                            3,213,000      2,638,042
British American Tobacco (Malaysia) Bhd                  264,600      2,541,553
Maxis Communications Bhd/1/                            1,701,000      2,417,210
IOI Corp. Bhd                                          1,512,000      2,367,474
Public Bank Bhd                                        3,402,750      2,319,243
Malaysian International Shipping Corp. Bhd             1,134,000      2,148,632
PLUS Expressways Bhd/1/                                3,591,000      2,097,900
Petronas Gas Bhd                                         945,000      1,740,789
Celcom Malaysia Bhd/1/                                 2,457,000      1,629,379
Gamuda Bhd                                             1,134,000      1,626,395
Magnum Corp. Bhd                                       2,079,000      1,296,639
YTL Corp. Bhd                                          1,323,620      1,212,157
Malakoff Bhd                                           1,134,000      1,205,621
AMMB Holdings Bhd                                      1,134,400      1,074,695
Nestle (Malaysia) Bhd                                    189,000        974,842
Kuala Lumpur Kepong Bhd                                  567,000        932,566
OYL Industries Bhd                                       151,333        915,963
Hong Leong Bank Bhd                                      756,000        911,179
Tanjong PLC                                              378,000        875,368
Road Builder (Malaysia) Holdings Bhd                     945,500        816,116
Berjaya Sports Toto Bhd                                  945,000        800,763
Perusahaan Otomobil Nasional Bhd                         378,000        795,789
IJM Corp. Bhd                                            567,000        704,274
Hong Leong Credit Bhd                                    567,400        588,304
Star Publications (Malaysia) Bhd                         378,000        586,895
PPB Group Bhd                                            567,333        585,249
Malaysian Pacific Industries Bhd                         189,000        542,132
Malayan Cement Bhd                                     2,835,000        540,888
Malaysian Airline System Bhd/1/                          567,000        537,158
Petronas Dagangan Bhd                                    378,000        537,158
Malaysian Oxygen Bhd                                     189,000        517,263
SP Setia Bhd                                             756,500        479,780
RHB Capital Bhd                                        1,134,000        462,553
Golden Hope Plantations Bhd                              567,000        447,632
Multi-Purpose Holdings Bhd/1/                          1,323,000        431,716

Security                                               Shares          Value
--------------------------------------------------------------------------------
Malaysian Resources Corp. Bhd/1/                       1,701,000    $   405,107
Edaran Otomobil Nasional Bhd                             189,000        387,947
Malaysia Mining Corp. Bhd                                756,000        385,958
UMW Holdings Bhd                                         189,000        385,461
New Straits Times Press Bhd                              378,000        383,968
Guinness Anchor Bhd                                      378,000        350,147
Oriental Holdings Bhd                                    378,400        332,594
IOI Properties Bhd                                       189,000        298,421
Highlands & Lowlands Bhd                                 378,000        292,453
OSK Holdings Bhd                                         756,000        276,537
Tan Chong Motor Holdings Bhd                             945,000        261,118
Mulpha International Bhd/1/                            2,457,000        252,166
Unisem (Malaysia) Bhd                                    189,000        236,747
WTK Holdings Bhd                                         189,000        236,747
IGB Corp. Bhd                                          1,134,000        235,753
Puncak Niaga Holdings Bhd/1/                             378,000        224,811
TA Enterprise Bhd                                      1,701,000        221,578
Malaysia Airports Holdings Bhd                           567,000        220,832
JT International Bhd                                     189,000        198,947
Jaya Tiasa Holdings Bhd                                  189,000        154,184
Hong Leong Industries Bhd                                189,000        149,210
Courts Mammoth Bhd                                       189,000        139,263
TIME Engineering Bhd/1/                                  567,000        120,114
FACB Resorts Bhd/1/                                    2,268,000         83,558
Malayan United Industries Bhd/1/                         945,000         57,197
Hume Industries Bhd                                          667            455
TOTAL COMMON STOCKS
   (Cost: $52,514,932)                                               73,273,410

SHORT TERM INSTRUMENTS - 0.30%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                                  220,576        220,576
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $220,576)                                                     220,576

TOTAL INVESTMENTS IN SECURITIES - 100.11%
   (Cost $52,735,508)                                                73,493,986
Other Assets, Less Liabilities - (0.11%)                                (78,892)
                                                                    -----------
NET ASSETS - 100.00%                                                $73,415,094
                                                                    ===========

/1/ Non-income earning securities.

See notes to financial statements.

34                               2003 iShares Semi-Annual Report to Shareholders

Schedule of Investments (Unaudited)

iSHARES MSCI MEXICO INDEX FUND
February 28, 2003

Security                                               Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS - 100.03%
Telefonos de Mexico SA de CV Series L                  6,425,100     $9,369,259
America Movil SA de CV Series L/1/                     8,464,500      5,903,254
Cemex SA de CV Series CPO                                943,800      3,393,673
Fomento Economico Mexicano SA de CV Class UBD            577,500      1,872,555
Grupo Financiero BBVA Bancomer SA de CV Class B/1/     2,428,800      1,830,267
Grupo Televisa SA Series CPO/1/                        1,511,400      1,827,512
Wal-Mart de Mexico SA de CV Series V                     815,100      1,817,600
Grupo Modelo SA de CV Series C                           795,300      1,642,348
Kimberly-Clark de Mexico SA de CV Class A                656,700      1,415,609
TV Azteca SA de CV Series CPO                          3,415,500      1,008,490
Grupo Carso SA de CV Series A1/1/                        435,600        998,178
Carso Global Telecom SA de CV Class A1/1/                742,500        755,896
Coca-Cola Femsa SA de CV ADR                              36,399        658,458
Corporacion Interamericana de Entretenimiento SA
   de CV Class B/1/                                      402,600        614,431
Consorcio Ara SA de CV/1/                                352,346        556,883
Grupo Bimbo SA Series A                                  366,300        500,972
America Telecom SA de CV Series A1/1/                    861,288        493,021
Apasco SA de CV                                           78,900        434,419
Alfa SA de CV Class A                                    297,000        432,018
Organizacion Soriana SA de CV Series B/1/                224,400        356,900
Grupo Sanborns SA de CV Series B1/1/                     353,100        354,993

Security                                               Shares          Value
--------------------------------------------------------------------------------
Grupo Elektra SA de CV Series CPO                        165,020    $   349,745
Grupo Continental SA                                     264,000        334,758
Controladora Comercial Mexicana SA de CV                 702,900        326,596
Grupo Aeroportuario del Sureste SA de CV ADR              30,822        312,843
Industrias Penoles SA de CV Series CP                    168,300        296,790
Grupo Mexico SA de CV Series B/1/                        211,200        245,234
Vitro SA de CV Series A                                  319,300        231,360
Savia SA de CV Class A/1/                                128,301         48,807
TOTAL COMMON STOCKS (Cost: $57,002,366)                              38,382,869

SHORT TERM INSTRUMENTS - 0.10%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                                   37,811         37,811
TOTAL SHORT TERM INSTRUMENTS (Cost: $37,811)                             37,811

TOTAL INVESTMENTS IN
   SECURITIES - 100.13% (Cost $57,040,177)                           38,420,680
Other Assets, Less Liabilities - (0.13%)                                (50,371)
                                                                    -----------
NET ASSETS - 100.00%                                                $38,370,309
                                                                    ===========

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      35

Schedule of Investments (Unaudited)

iSHARES MSCI PACIFIC EX-JAPAN INDEX FUND
February 28, 2003

Security                                               Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS - 97.03%

AUSTRALIA - 61.86%
Alumina Ltd.                                             453,096     $1,264,926
Amcor Ltd.                                               331,855      1,659,559
AMP Diversified Property Trust                           159,898        251,339
AMP Ltd.                                                 458,583      1,948,198
Ansell Ltd./1/                                            71,151        247,430
Aristocrat Leisure Ltd.                                  117,769        127,224
Australia and New Zealand Banking Group Ltd.             606,670      6,045,647
Australian Gas Light Co. Ltd.                            172,112      1,130,201
Australian Stock Exchange Ltd.                            43,493        292,995
BHP Billiton Ltd.                                      1,497,858      8,317,808
BHP Steel Ltd./1/                                        327,125        684,936
Boral Ltd.                                               236,096        636,193
Brambles Industries Ltd.                                 394,754      1,022,990
BRL Hardy Ltd.                                            67,177        420,336
Coca-Cola Amatil Ltd.                                    171,616        592,635
Cochlear Ltd.                                             21,824        439,204
Coles Myer Ltd.                                          459,265      1,580,387
Commonwealth Bank of Australia                           505,393      7,526,983
Commonwealth Property Office Fund                        429,443        302,330
Computershare Ltd.                                       152,148        164,363
CSL Ltd.                                                  65,193        553,523
CSR Ltd.                                                 381,517      1,505,027
David Jones Ltd.                                         185,628        125,050
Deutsche Office Trust                                    478,919        316,815
Energy Developments Ltd.                                  16,461         17,583
Foster's Group Ltd.                                      829,777      2,175,516
Futuris Corp. Ltd.                                       189,534        169,091
Gandel Retail Trust                                      501,242        395,465
General Property Trust                                   757,330      1,273,157
Goodman Fielder Ltd.                                     465,341        499,875
Harvey Norman Holdings Ltd.                              222,456        303,769
Iluka Resources Ltd.                                      99,975        250,587
Insurance Australia Group Ltd.                           640,491      1,189,465
James Hardie Industries NV                               164,424        660,603
John Fairfax Holdings Ltd.                               304,637        545,408
Leighton Holdings Ltd.                                    56,699        309,351
Lend Lease Corp. Ltd.                                    160,084        846,220

Security                                               Shares          Value
--------------------------------------------------------------------------------
M.I.M. Holdings Ltd.                                     820,756    $   707,326
Macquarie Bank Ltd.                                       80,755      1,215,943
Macquarie Infrastructure Group                           769,947      1,490,626
Mayne Group Ltd.                                         334,242        641,011
Mirvac Group                                             243,908        599,512
National Australia Bank Ltd.                             622,976     10,926,632
Newcrest Mining Ltd.                                     126,294        456,055
News Corp. Ltd. (The)                                    592,348      3,663,264
OneSteel Ltd.                                            195,579        201,785
Orica Ltd.                                               114,948        574,141
Origin Energy Ltd.                                       267,561        698,246
PaperlinX Ltd.                                           138,043        435,647
Patrick Corporation Ltd.                                  68,572        471,097
Principal Office Fund                                    351,788        294,630
Publishing & Broadcasting Ltd.                            56,761        265,252
QBE Insurance Group Ltd.                                 232,996      1,145,383
Rio Tinto Ltd.                                           126,108      2,563,921
Santos Ltd.                                              238,452        846,592
Sonic Healthcare Ltd.                                     74,927        279,205
Sons of Gwalia Ltd.                                       45,229         38,429
Southcorp Ltd.                                           258,416        500,296
Stockland Trust Group                                    315,177        929,625
Suncorp-Metway Ltd.                                      210,924      1,305,700
TAB Ltd.                                                 189,968        362,016
TABCORP Holdings Ltd.                                    146,909        891,591
Telstra Corp. Ltd.                                       886,321      2,151,633
Transurban Group                                         180,978        466,801
Wesfarmers Ltd.                                          150,815      2,331,259
Westfield Holdings Ltd.                                  171,988      1,309,963
Westfield Trust                                          797,010      1,567,205
Westpac Banking Corp. Ltd.                               707,606      6,033,717
WMC Resources Ltd./1/                                    457,622      1,088,705
Woodside Petroleum Ltd.                                  189,968      1,250,914
Woolworths Ltd.                                          426,312      2,993,492
                                                                     96,489,803

HONG KONG - 21.84%
ASM Pacific Technology Ltd.                               77,500        177,874
Bank of East Asia Ltd.                                   558,000      1,041,005
BOC Hong Kong (Holdings) Ltd./1/                       1,069,500      1,097,050
Cathay Pacific Airways Ltd.                              403,000        563,232

36                               2003 iShares Semi-Annual Report to Shareholders
iSHARES MSCI PACIFIC EX-JAPAN INDEX FUND
February 28, 2003

Security                                               Shares          Value
--------------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.                              620,000    $ 3,895,321
Cheung Kong Infrastructure Holdings Ltd.                 186,000        338,654
CLP Holdings Ltd.                                        728,500      2,989,063
Esprit Holdings Ltd.                                     186,000        368,466
Giordano International Ltd.                              620,000        186,817
Hang Lung Properties Ltd.                                465,500        423,773
Hang Seng Bank Ltd.                                      310,000      3,388,532
Henderson Land Development Co. Ltd.                      248,000        704,338
Hong Kong & China Gas Co. Ltd.                         1,488,600      1,832,334
Hong Kong Exchanges & Clearing Ltd.                      434,000        506,392
Hongkong Electric Holdings Ltd.                          558,000      2,128,515
Hutchison Whampoa Ltd.                                   868,000      5,197,471
Hysan Development Co. Ltd.                               248,000        190,791
Johnson Electric Holdings Ltd.                           589,000        657,037
Li & Fung Ltd.                                           620,000        608,147
MTR Corp. Ltd.                                           511,500        567,306
New World Development Co. Ltd.                           589,000        268,101
PCCW Ltd./1/                                             731,600        483,099
SCMP Group Ltd.                                          372,000        134,746
Shangri-La Asia Ltd.                                     372,000        267,108
Sino Land Co. Ltd.                                       682,000        205,498
Sun Hung Kai Properties Ltd.                             527,000      2,966,406
Swire Pacific Ltd. Class A                               372,000      1,574,028
Television Broadcasts Ltd.                                93,000        283,206
Wharf (Holdings) Ltd. (The)                              496,000      1,017,553
                                                                     34,061,863

NEW ZEALAND - 2.59%
Auckland International Airport Ltd.                       84,641        257,227
Carter Holt Harvey Ltd.                                  375,503        361,579
Contact Energy Ltd.                                      123,318        302,011
Fisher & Paykel Appliances Holdings Ltd.                  26,102        140,054
Fisher & Paykel Healthcare Corp. Ltd.                     26,350        142,264
Fletcher Building Ltd.                                   151,001        297,527
Fletcher Challenge Forests Ltd./1/                        63,569         36,444
Independent Newspapers Ltd.                               52,793         92,561
Sky City Entertainment Group Ltd.                         83,886        408,546
Telecom Corp. of New Zealand Ltd.                        735,723      1,724,009

Security                                               Shares          Value
--------------------------------------------------------------------------------
Tower Ltd.                                                85,529     $   96,639
Warehouse Group Ltd. (The)                                58,745        181,798
                                                                      4,040,659

SINGAPORE - 10.74%
Allgreen Properties Ltd.                                 155,000         75,308
Capitaland Ltd.                                          434,000        257,026
Chartered Semiconductor Manufacturing Ltd./1/            403,000        164,518
City Developments Ltd.                                   186,000        397,838
Creative Technology Ltd.                                  18,600        117,640
Cycle & Carriage Ltd.                                     31,000         64,524
Datacraft Asia Ltd./1/                                    62,000         41,540
DBS Group Holdings Ltd.                                  434,000      2,395,584
First Capital Corp. Ltd.                                  93,000         37,698
Fraser & Neave Ltd.                                       62,700        288,408
GES International Ltd.                                   217,000         36,183
Haw Par Corp. Ltd.                                        31,397         62,462
Hotel Properties Ltd.                                     93,000         51,601
Keppel Corp. Ltd.                                        217,000        516,548
Keppel Land Ltd.                                         155,000        114,967
Neptune Orient Lines Ltd./1/                             248,000        126,909
Oversea-Chinese Banking Corp. Ltd.                       403,000      2,039,098
Overseas Union Enterprise Ltd.                            31,000        105,163
Parkway Holdings Ltd.                                    217,000         91,706
SembCorp Industries Ltd.                                 372,000        209,614
SembCorp Logistics Ltd.                                  124,000        121,205
SembCorp Marine Ltd.                                     186,000         97,321
Singapore Airlines Ltd.                                  217,000      1,179,077
Singapore Exchange Ltd.                                  310,000        221,021
Singapore Land Ltd.                                       62,000        114,788
Singapore Press Holdings Ltd.                            155,000      1,622,010
Singapore Technologies Engineering Ltd.                  527,000        512,092
Singapore Telecommunications Ltd.                      2,511,000      1,876,897
SMRT Corp. Ltd.                                          372,000        114,432
ST Assembly Test Services Ltd./1/                         62,000         44,204
United Overseas Bank Ltd.                                465,000      2,780,589
United Overseas Land Ltd.                                124,000        119,066

Schedules of Investments                                                      37
iSHARES MSCI PACIFIC EX-JAPAN INDEX FUND
February 28, 2003

Security                                               Shares          Value
--------------------------------------------------------------------------------
Venture Corp. Ltd.                                        93,000   $    716,536
Wing Tai Holdings Ltd.                                   155,000         43,670
                                                                     16,757,243
TOTAL COMMON STOCKS (COST: $160,526,784)                            151,349,568

PREFERRED STOCKS - 2.63%

AUSTRALIA - 2.58% News Corp. Ltd. (The)                  777,635      4,030,424
                                                                      4,030,424

NEW ZEALAND - 0.05% Fletcher Challenge Forests
   Ltd./1/                                               122,878         70,446
                                                                         70,446
TOTAL PREFERRED STOCKS (COST: $4,351,430)                             4,100,870

Security                                               Shares          Value
--------------------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 0.92%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                                1,312,465   $  1,312,465
BlackRock Temp Cash Money Market Fund                     59,448         59,448
Short Term Investment Co. - Liquid
   Assets Money Market Portfolio                          59,448         59,448
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $1,431,361)                                                 1,431,361

TOTAL INVESTMENTS IN SECURITIES - 100.58%
   (Cost $166,309,575)                                              156,881,799
Other Assets, Less Liabilities - (0.58%)                               (901,944)
                                                                   ------------
NET ASSETS - 100.00%                                               $155,979,855
                                                                   ============

/1/  Non-income earning securities.

See notes to financial statements.

38                               2003 iShares Semi-Annual Report to Shareholders

Schedule of Investments (Unaudited)

iSHARES MSCI SINGAPORE INDEX FUND
February 28, 2003

Security                                               Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS - 99.99%
DBS Group Holdings Ltd.                                1,881,000    $10,382,705
United Overseas Bank Ltd.                              1,710,000     10,225,391
Oversea-Chinese Banking Corp. Ltd.                     1,539,000      7,787,028
Singapore Telecommunications Ltd.                      8,208,000      6,135,235
Singapore Press Holdings Ltd.                            342,000      3,578,887
Singapore Airlines Ltd.                                  624,000      3,390,524
Keppel Corp. Ltd.                                      1,197,000      2,849,344
Singapore Technologies Engineering Ltd.                2,907,000      2,824,765
Venture Corp. Ltd.                                       342,000      2,635,005
City Developments Ltd.                                 1,197,000      2,560,280
Fraser & Neave Ltd.                                      513,000      2,359,706
Singapore Exchange Ltd.                                2,565,000      1,828,772
Capitaland Ltd.                                        3,078,000      1,822,873
SembCorp Industries Ltd.                               2,565,000      1,445,320
SMRT Corp. Ltd.                                        3,933,000      1,209,841
Neptune Orient Lines Ltd./1/                           1,881,000        962,563
United Overseas Land Ltd.                                855,000        820,981
SembCorp Marine Ltd.                                   1,539,000        805,249
Chartered Semiconductor Manufacturing
   Ltd./1/                                             1,881,000        767,887
Creative Technology Ltd.                                 111,150        702,996
Haw Par Corp. Ltd.                                       342,909        682,190
SembCorp Logistics Ltd.                                  684,000        668,583
Parkway Holdings Ltd.                                  1,539,000        650,394
Keppel Land Ltd.                                         855,000        634,171
Singapore Land Ltd.                                      342,000        633,188
Allgreen Properties Ltd.                               1,197,000        581,569
Overseas Union Enterprise Ltd.                           171,000        580,094

Security                                               Shares          Value
--------------------------------------------------------------------------------
ST Assembly Test Services Ltd./1/                        684,000    $   487,672
Cycle & Carriage Ltd.                                    171,000        355,922
Datacraft Asia Ltd./1/                                   513,000        343,710
Wing Tai Holdings Ltd.                                   684,000        192,709
Hotel Properties Ltd.                                    342,000        189,760
GES International Ltd.                                 1,026,000        171,079
First Capital Corp. Ltd.                                 342,000        138,633
TOTAL COMMON STOCKS
   (Cost: $96,174,628)                                               71,405,026

SHORT TERM INSTRUMENTS - 1.73%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                                1,131,186      1,131,186
BlackRock Temp Cash Money Market Fund                     51,797         51,797
Short Term Investment Co. - Liquid
   Assets Money Market Portfolio                          51,797         51,797
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $1,234,780)                                                 1,234,780

TOTAL INVESTMENTS IN
   SECURITIES - 101.72%
   (Cost $97,409,408)                                                72,639,806
Other Assets, Less Liabilities - (1.72%)                             (1,231,214)
                                                                    -----------
NET ASSETS - 100.00%                                                $71,408,592
                                                                    ===========

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      39

Schedule of Investments (Unaudited)

iSHARES MSCI SOUTH AFRICA INDEX FUND
February 28, 2003

Security                                               Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS - 99.77%
Anglo American PLC                                     1,137,290    $16,505,659
Sasol Ltd.                                               565,250      6,654,659
Old Mutual PLC                                         3,755,080      4,837,545
Gold Fields Ltd.                                         384,090      4,809,995
Sappi Ltd.                                               220,570      3,060,320
Standard Bank Group Ltd.                                 845,145      3,012,724
Anglo American Platinum Corp. Ltd.                        82,775      2,955,847
AngloGold Ltd.                                            91,735      2,942,422
Impala Platinum Holdings Ltd.                             41,265      2,508,103
FirstRand Ltd.                                         2,776,585      2,427,115
Sanlam Ltd.                                            2,661,330      2,342,865
Nedcor Ltd.                                              145,075      1,726,848
Bidvest Group Ltd.                                       333,830      1,670,164
Tiger Brands Ltd.                                        161,280      1,265,827
Barloworld Ltd.                                          181,160      1,161,296
Imperial Holdings Ltd./1/                                177,275      1,088,035
Liberty Group Ltd.                                       143,010        957,526
Nampak Ltd.                                              543,235        838,585
MTN Group Ltd./1/                                        520,660        823,104
Naspers Ltd.                                             238,280        676,571
Woolworths Holdings Ltd.                                 847,595        541,235
Iscor Ltd.                                               231,595        509,704
Dimension Data Holdings PLC/1/                         1,374,205        451,531
Metro Cash & Carry Ltd./1/                             1,566,180        390,326
Investec Ltd.                                             35,175        371,154
New Africa Capital Ltd.                                  457,835        334,928
African Bank Investments Ltd.                            415,940        331,098
Alexander Forbes Ltd.                                    239,330        329,390

Security                                               Shares          Value
--------------------------------------------------------------------------------
Pick'n Pay Stores Ltd.                                   203,735    $   314,503
Truworths International Ltd.                             404,600        311,034
Shoprite Holdings Ltd.                                   377,895        304,561
JD Group Ltd.                                             99,330        251,247
Foschini Ltd.                                            158,025        227,287
Coronation Holdings Ltd.                                  30,380        203,410
Tongaat-Hulett Group Ltd.                                 40,425        185,456
Comparex Holdings Ltd./1/                                161,210        121,930
DataTec Ltd./1/                                          140,420         87,054
TOTAL COMMON STOCKS
   (Cost: $68,378,144)                                               67,531,058

SHORT TERM INSTRUMENTS - 0.12%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                                   82,428         82,428
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $82,428)                                                       82,428

TOTAL INVESTMENTS IN
   SECURITIES - 99.89%
   (Cost $68,460,572)                                                67,613,486
Other Assets, Less Liabilities - 0.11%                                   71,411
                                                                    -----------
NET ASSETS - 100.00%                                                $67,684,897
                                                                    ===========

/1/  Non-income earning securities.

See notes to financial statements.

40                               2003 iShares Semi-Annual Report to Shareholders

Schedule of Investments (Unaudited)

iSHARES MSCI SOUTH KOREA INDEX FUND
February 28, 2003

Security                                               Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS - 98.25%
Samsung Electronics Co. Ltd.                             103,320    $24,192,971
Kookmin Bank                                             258,309      7,898,696
POSCO                                                     83,160      7,698,387
SK Telecom Co. Ltd.                                       50,400      6,966,866
Samsung SDI Co. Ltd.                                      65,520      3,732,551
Korea Electric Power Corp.                               241,920      3,637,971
Samsung Electro-Mechanics Co. Ltd.                       109,620      3,563,235
LG Electronics Inc.                                      103,326      3,488,491
Hyundai Motor Co. Ltd.                                   165,060      3,470,872
Shinhan Financial Group Ltd.                             299,880      3,152,929
KT Corp.                                                  74,340      2,718,503
KT Freetel/1/                                            113,310      2,325,719
LG Chem Ltd.                                              71,820      2,226,231
Daeduck Electronics Co. Ltd.                             254,561      1,859,651
Samsung Fire & Marine Insurance Co. Ltd.                  37,800      1,805,052
Hana Bank                                                120,093      1,609,758
KT Corp. ADR                                              72,965      1,349,852
Samsung Securities Co. Ltd./1/                            56,700      1,301,537
Shinsegae Department Store Co. Ltd.                       10,080      1,300,482
Kia Motors Corp.                                         173,880      1,099,815
KT&G Corp./1/                                             73,080      1,025,502
LG Investments & Securities Co. Ltd.                      88,200        931,027
Anam Semiconductor Inc./1/                               330,120        898,831
Samsung Corp.                                            152,460        789,346
Hyundai Mobis Co.                                         37,800        701,437
Hyundai Heavy Industries Co. Ltd./1/                      44,100        679,797
Samsung Heavy Industries Co. Ltd.                        186,480        649,122
Humax Co. Ltd.                                            47,376        577,490
Cheil Industries Inc.                                     47,880        571,600
Cheil Jedang Corp.                                        16,380        557,138
Daishin Securities Co. Ltd.                               41,580        550,382
LG Chem Investment Ltd.                                   91,446        534,741
S-Oil Corp./1/                                            38,020        509,630
Daelim Industrial Co. Ltd.                                32,760        461,080
Kookmin Credit Card Co. Ltd./1/                           30,618        456,583
S1 Corp.                                                  27,720        454,007
Kumgang Korea Chemical Co. Ltd.                            5,040        443,346

Security                                               Shares          Value
--------------------------------------------------------------------------------
LG Engineering & Construction Co. Ltd.                    36,540    $   431,629
Korean Air Co. Ltd.                                       37,800        427,512
Cheil Communications Inc.                                  5,040        422,234
Korea Exchange Bank/1/                                   136,080        410,412
Hite Brewery Co. Ltd./1/                                   8,820        386,450
Amorepacific Corp.                                         5,040        384,233
SK Global/1/                                              55,448        366,975
Hyundai Securities Co. Ltd.                               84,420        347,256
NCsoft Corp./1/                                            4,032        331,370
Daewoo Securities Co. Ltd./1/                            100,800        316,254
Good Morning Securities Co. Ltd./1/                       97,524        285,958
Daum Communications Corp./1/                               8,442        272,288
Honam Petrochemical Corp.                                 11,340        271,708
Hankook Tire Co. Ltd.                                    122,220        266,731
Dongwon Securities Co. Ltd.                               51,660        256,645
Hyundai Department Store Co. Ltd.                         15,120        255,241
TriGem Computer Inc./1/                                   55,637        250,766
LG Household & Health Care Ltd.                           11,340        242,257
LG Cable Ltd.                                             25,200        226,951
Nong Shim Co. Ltd.                                         3,780        226,423
Hankuk Electric Glass Co. Ltd.                             5,040        218,295
Hyosung Corp.                                             23,940        214,601
YuHan Corp.                                                5,044        211,285
Hanjin Shipping Co. Ltd.                                  31,500        196,603
Samsung Fine Chemicals Co. Ltd.                           15,120        175,438
Poongsan Corp.                                            21,420        174,066
Asiana Airlines/1/                                        85,554        164,851
Hanwha Chemical Corp./1/                                  47,880        154,833
Dong-A Pharmaceutical Co. Ltd.                             7,938        131,009
Hanjin Heavy Industries & Construction
   Co. Ltd.                                               47,880        113,718
Hotel Shilla Co. Ltd.                                     31,500        111,364
Korea Zinc Co. Ltd.                                        7,560        111,153
Hansol Paper Co. Ltd.                                     18,900         85,977
Hyundai Merchant Marine Co. Ltd./1/                       56,700         77,665
Korea Technology & Banking Network
   Corp./1/                                               36,540         68,571
Green Cross Corp.                                          2,520         54,574
Daou Technology Inc./1/                                   35,280         43,152
Haansoft Inc./1/                                          41,580         28,216

Schedules of Investments                                                      41
iSHARES MSCI SOUTH KOREA INDEX FUND
February 28, 2003

Security                                               Shares          Value
--------------------------------------------------------------------------------
Hyundai Department Store H&S
   Co. Ltd./1/                                             2,870   $     23,852
TOTAL COMMON STOCKS
   (Cost: $99,450,721)                                              104,929,144

SHORT TERM INSTRUMENTS - 0.14%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                                  150,361        150,361
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $150,361)                                                     150,361

TOTAL INVESTMENTS IN
   SECURITIES - 98.39%
   (Cost $99,601,082)                                               105,079,505
Other Assets, Less Liabilities - 1.61%                                1,714,511
                                                                   ------------
NET ASSETS - 100.00%                                               $106,794,016
                                                                   ============

/1/  Non-income earning securities.

See notes to financial statements.

42                               2003 iShares Semi-Annual Report to Shareholders

Schedule of Investments (Unaudited)

iSHARES MSCI TAIWAN INDEX FUND
February 28, 2003

Security                                               Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS - 99.99%
Taiwan Semiconductor Manufacturing Co.
   Ltd./1/                                            15,180,080    $18,347,147
United Microelectronics Corp./1/                      15,870,047      8,996,832
Nan Ya Plastic Corp.                                   6,555,597      6,489,569
Formosa Plastic Corp.                                  4,485,282      5,640,484
Hon Hai Precision Industry Co. Ltd.                    1,725,430      5,561,098
Cathay Financial Holdings Co. Ltd.                     4,141,055      4,433,014
China Steel Corp.                                      6,555,043      4,074,502
Chinatrust Financial Holding
   Co. Ltd./1/                                         4,830,657      3,878,427
Mega Financial Holdings Co. Ltd./1/                    7,935,747      3,859,399
China Development Financial Holding
   Co./1/                                             10,005,939      3,772,023
Fubon Financial Holding Co. Ltd.                       4,140,000      3,252,432
Formosa Chemicals & Fibre Corp.                        3,105,041      3,091,638
Asustek Computer Inc.                                  1,725,250      2,929,201
Compal Electronics Inc.                                2,760,400      2,661,105
Quanta Computer Inc.                                   1,380,062      2,382,841
Acer Inc.                                              2,415,117      2,140,593
Lite-On Technology Corp.                               1,725,717      2,021,200
Hua Nan Financial Holdings Co. Ltd.                    3,105,186      1,894,387
AU Optronics Corp./1/                                  2,760,000      1,779,108
First Financial Holding Co. Ltd./1/                    2,760,050      1,723,542
Advanced Semiconductor Engineering
   Inc./1/                                             3,105,357      1,671,084
Winbond Electronics Corp./1/                           4,140,280      1,668,027
Pou Chen Corp./1/                                      1,725,927      1,589,343
Realtek Semiconductor Corp.                              690,250      1,529,475
Benq Corp.                                             1,380,560      1,501,732
Taiwan Cellular Corp./1/                               2,070,000      1,471,338
CMC Magnetics Corp.                                    2,760,400      1,437,791
Taishin Financial Holdings Co. Ltd./1/                 2,760,441      1,358,375
SinoPac Holdings Co./1/                                3,450,393      1,320,582
Chang Hwa Commercial Bank Ltd.                         2,760,958      1,239,452
Yulon Motor Co. Ltd.                                   1,035,331      1,224,521
Macronix International Co. Ltd./1/                     4,140,200      1,185,467
China Motor Co. Ltd.                                     690,274      1,171,976

Security                                               Shares          Value
--------------------------------------------------------------------------------
Ritek Corp.                                            2,415,625    $ 1,140,036
Far Eastern Textile Ltd.                               3,105,108      1,139,284
Walsin Lihwa Corp./1/                                  3,795,779      1,119,618
Delta Electronics Inc.                                 1,035,957      1,085,146
Uni-President Enterprises Corp.                        3,450,637      1,077,393
Ambit Microsystems Corp.                                 345,940      1,065,197
International Bank of Taipei                           2,415,471      1,042,649
Via Technologies Inc.                                  1,035,764      1,028,313
Siliconware Precision Industries
   Co. Ltd./1/                                         2,070,525      1,001,002
Inventec Co. Ltd.                                      1,725,000        992,806
Synnex Technology International Corp.                    690,675        965,951
Cheng Shin Rubber Industry Co. Ltd.                      690,782        868,696
Tatung Co. Ltd./1/                                     4,485,120        864,757
Taiwan Glass Industrial Corp.                          1,035,189        670,266
Yageo Corp./1/                                         2,415,100        660,243
Teco Electric & Machinery Co. Ltd./1/                  2,070,092        628,474
Accton Technology Corp./1/                               690,450        596,072
Mosel Vitelic Inc./1/                                  3,795,080        556,976
Yang Ming Marine Transport Corp./1/                    1,035,000        545,050
Micro-Star International Co. Ltd.                        345,700        542,177
President Chain Store Corp.                              345,775        522,394
Kinpo Electronics Inc.                                 1,035,032        488,476
Taiwan Cement Corp./1/                                 1,380,537        486,664
Asia Cement Corp.                                      1,380,740        484,749
Evergreen Marine Corp. Ltd.                              690,980        469,270
Premier Image Technology Corp.                           345,400        469,148
Gigabyte Technology Co. Ltd.                             345,587        467,413
Formosa Taffeta Co. Ltd.                               1,035,284        431,989
Giant Manufacturing Co. Ltd.                             345,914        412,111
China Airlines Ltd.                                    1,035,898        405,416
Systex Corp./1/                                          690,520        357,679
Sampo Corp.                                            1,035,148        357,461
Pacific Electric Wire & Cable Co.
   Ltd./1/                                             3,795,986        355,020
Shihlin Electric & Engineering Corp.                     690,080        337,593
Compeq Manufacturing Co. Ltd./1/                         690,200        333,679
Arima Computer Corp./1/                                1,035,600        318,875
Cathay Real Estate Development
   Co. Ltd./1/                                         1,380,000        315,712


Schedule of Investiments                                                      43
iSHARES MSCI TAIWAN INDEX FUND
February 28, 2003

Security                                               Shares          Value
--------------------------------------------------------------------------------
Nien Hsing Textile Co. Ltd.                              345,800   $    312,464
Taiwan Styrene Monomer Corp./1/                          345,000        296,849
Taiwan Secom Co. Ltd.                                    345,045        271,071
D-Link Corp.                                             345,585        248,622
Far Eastern Department Stores
   Co. Ltd.                                            1,035,160        244,268
Picvue Electronics Ltd./1/                               690,040        239,280
Tung Ho Steel Enterprise Corp./1/                        690,200        231,391
Phoenixtec Power Co. Ltd.                                345,630        221,800
Continental Engineering Corp.                            690,247        205,584
Eternal Chemical Co. Ltd.                                345,100        198,619
BES Engineering Corp./1/                               1,380,160        190,641
Prodisc Technology Inc./1/                               345,572        182,979
Taiwan Tea Corp./1/                                    1,380,000        166,791
WU'S Printed Circuit Co. Ltd./1/                         345,000        148,921
Microelectronics Technology Inc./1/                      345,420        138,168
Aurora Corp./1/                                          345,610        137,250
China Synthetic Rubber Corp./1/                          345,230        108,785
TOTAL COMMON STOCKS
   (Cost: $181,446,797)                                             135,444,943

Security                                               Shares          Value
--------------------------------------------------------------------------------
SHORT TERM INSTRUMENTS - 0.12%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                                  161,922   $    161,922
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $161,922)                                                     161,922

TOTAL INVESTMENTS IN
   SECURITIES - 100.11%
   (Cost $181,608,719)                                              135,606,865
Other Assets, Less Liabilities - (0.11%)                               (149,894)
                                                                   ------------
NET ASSETS - 100.00%                                               $135,456,971
                                                                   ============

/1/  Non-income earning securities.

See notes to financial statements.

44                               2003 iShares Semi-Annual Report to Shareholders

Statements of Assets and Liabilities (Unaudited)

iSHARES, INC.
February 28, 2003

                                                                  iShares MSCI
                              ---------------------------------------------------------------------------------------
                               Australia       Brazil          Canada       Hong Kong       Malaysia        Mexico
                              Index Fund     Index Fund      Index Fund     Index Fund     Index Fund     Index Fund
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost           $78,799,494   $  65,588,251   $442,393,600   $152,893,707   $ 52,735,508   $ 57,040,177
                              -----------   -------------   ------------   ------------   ------------   ------------
Foreign currency, at cost     $    43,356   $          --   $    792,113   $     22,332   $         --   $      7,544
                              -----------   -------------   ------------   ------------   ------------   ------------
Investments in
   securities, at value
   (including securities
   on loan/1/) (Note 1)       $77,918,189   $  48,988,692   $468,101,428   $125,023,337   $ 73,493,986   $ 38,420,680
Foreign currency, at
   value                           42,472              --        799,634         22,332             --          7,492
Receivables:
   Investment securities
      sold                             --         975,794      2,189,132      1,989,800        548,432      1,611,161
   Dividends and interest         297,309         587,906        829,072         92,435        100,039             14
   iShares sold                        --              --         19,139             --             --             --
                              -----------   -------------   ------------   ------------   ------------   ------------
Total Assets                   78,257,970      50,552,392    471,938,405    127,127,904     74,142,457     40,039,347
                              -----------   -------------   ------------   ------------   ------------   ------------

LIABILITIES
Payables:
   Investment securities
      purchased                        --         918,279      2,466,138      1,904,102        626,187      1,606,403
   Collateral for
      securities on loan
      (Note 5)                  3,045,900              --             --      7,650,000             --             --
   Advisory fees (Note 2)          72,902          62,648        394,440        115,658         70,783         44,023
   Distribution fees               30,903          21,087        166,928         48,996         30,393         18,612
                              -----------   -------------   ------------   ------------   ------------   ------------
Total Liabilities               3,149,705       1,002,014      3,027,506      9,718,756        727,363      1,669,038
                              -----------   -------------   ------------   ------------   ------------   ------------
NET ASSETS                    $75,108,265   $  49,550,378   $468,910,899   $117,409,148   $ 73,415,094   $ 38,370,309
                              ===========   =============   ============   ============   ============   ============

Net assets consist of:
   Paid-in capital            $85,316,687   $ 170,682,238   $441,298,675   $161,469,280   $ 80,483,402   $ 72,908,327
   Undistributed
      (distributions in
      excess of) net
      investment income           278,785         682,449        935,358        (42,464)       204,537         27,351
   Undistributed net
      realized gain
      (accumulated net
      realized loss)           (9,614,118)   (105,143,144)       953,849    (16,147,296)   (28,031,323)   (15,945,820)
   Net unrealized
      appreciation
      (depreciation) on
      investments and
      translation of assets
      and liabilities in
      foreign currencies         (873,089)    (16,671,165)    25,723,017    (27,870,372)    20,758,478    (18,619,549)
                              -----------   -------------   ------------   ------------   ------------   -----------
NET ASSETS                    $75,108,265   $  49,550,378   $468,910,899   $117,409,148   $ 73,415,094   $ 38,370,309
                              ===========   =============   ============   ============   ============   ============
iShares outstanding             8,200,000       6,650,000     47,000,000     16,050,000     14,175,000      3,300,000
                              ===========   =============   ============   ============   ============   ============
Net asset value per
   iShare                     $      9.16   $        7.45   $       9.98   $       7.32   $       5.18   $      11.63
                              ===========   =============   ============   ============   ============   ============

/1/ Securities on loan with market values of $2,886,162, $--, $--, $7,137,957, $-- and $--, respectively. See Note 5.

See notes to financial statements.

Financial Statements                                                          45
iSHARES, INC.
February 28, 2003

                                                       iShares MSCI
                              ----------------------------------------------------------------------------
                              Pacific ex-Japan    Singapore     South Africa    South Korea      Taiwan
                                 Index Fund       Index Fund     Index Fund     Index Fund     Index Fund
----------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost             $166,309,575     $ 97,409,408    $68,460,572   $ 99,601,082   $181,608,719
                                ------------     ------------    -----------   ------------   ------------
Foreign currency, at cost       $    120,807     $    100,469    $   102,107   $         --   $     85,334
                                ------------     ------------    -----------   ------------   ------------
Investments in
   securities, at value
   (including securities
   on loan/1/) (Note 1)         $156,881,799     $ 72,639,806    $67,613,486   $105,079,505   $135,606,865
Foreign currency, at
   value                             123,358          100,921        103,410             --         85,439
Receivables:
   Investment securities
      sold                                --          328,853        464,387             --             --
   Dividends and interest            427,442               94         75,009      1,898,070             36
                                ------------     ------------    -----------   ------------   ------------
Total Assets                     157,432,599       73,069,674     68,256,292    106,977,575    135,692,340
                                ------------     ------------    -----------   ------------   ------------

LIABILITIES
Payables:
   Investment securities
      purchased                           --          341,321        534,568             --             --
   Collateral for
      securities on loan
      (Note 5)                     1,324,110        1,153,707             --             --             --
   Advisory fees (Note 2)            128,634           65,505         27,527        137,383        176,082
   Distribution fees                      --           29,898          9,300         46,176         59,287
   Custodian fees                         --           13,912             --             --             --
   Accrued expenses                       --           56,739             --             --             --
                                ------------     ------------    -----------   ------------   ------------
Total Liabilities                  1,452,744        1,661,082        571,395        183,559        235,369
                                ------------     ------------    -----------   ------------   ------------
NET ASSETS                      $155,979,855     $ 71,408,592    $67,684,897   $106,794,016   $135,456,971
                                ============     ============    ===========   ============   ============

Net assets consist of:
   Paid-in capital              $166,489,054     $110,689,295    $68,396,211   $105,348,151   $210,899,092
   Undistributed
      (distributions in
      excess of) net
      investment income
      (accumulated net
      investment loss)               163,194         (504,984)       135,306      1,357,156       (671,847)
   Accumulated net
      realized loss               (1,257,845)     (14,006,314)        (4,017)    (5,372,864)   (28,768,524)
   Net unrealized
      appreciation
      (depreciation) on
      investments and
      translation of assets
      and liabilities in
      foreign currencies          (9,414,548)     (24,769,405)      (842,603)     5,461,573    (46,001,750)
                                ------------     ------------    -----------   ------------   ------------
NET ASSETS                      $155,979,855     $ 71,408,592    $67,684,897   $106,794,016   $135,456,971
                                ============     ============    ===========   ============   ============
iShares outstanding                3,100,000       17,100,000      1,750,000      6,300,000     17,250,000
                                ============     ============    ===========   ============   ============
Net asset value per
   iShare                       $      50.32     $       4.18    $     38.68   $      16.95   $       7.85
                                ============     ============    ===========   ============   ============

/1/ Securities on loan with market values of $1,246,337, $1,067,473, $--, $-- and $--, respectively. See Note 5.

See notes to ninancial statements.

46                               2003 iShares Semi-Annual Report to Shareholders

Statements of Operations (Unaudited)

iSHARES, INC.
For the six months ended February 28, 2003

                                                                            iShares MSCI
                                          ----------------------------------------------------------------------------------
                                           Australia       Brazil        Canada      Hong Kong      Malaysia       Mexico
                                          Index Fund    Index Fund     Index Fund    Index Fund    Index Fund    Index Fund
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends/1/                           $1,420,240   $    971,521   $ 2,930,933   $ 1,152,924   $ 1,031,578   $    414,632
   Interest                                      486          1,140         1,402           789         1,151         18,849
   Securities lending income                   1,428             --        90,255            30            --             --
                                          ----------   ------------   -----------   -----------   -----------   ------------
Total investment income                    1,422,154        972,661     3,022,590     1,153,743     1,032,729        433,481
                                          ----------   ------------   -----------   -----------   -----------   ------------

EXPENSES (NOTE 2)
   Advisory fees                             222,448        188,522       877,443       306,753       231,559        160,132
   Distribution fees                          94,258         63,690       371,798       129,980        98,118         67,853
                                          ----------   ------------   -----------   -----------   -----------   ------------
Total expenses                               316,706        252,212     1,249,241       436,733       329,677        227,985
                                          ----------   ------------   -----------   -----------   -----------   ------------
Net investment income                      1,105,448        720,449     1,773,349       717,010       703,052        205,496
                                          ----------   ------------   -----------   -----------   -----------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) from:
      Investments                           (679,343)   (37,102,693)   (1,914,416)   (3,779,888)   (2,133,080)    (3,625,163)
      In-kind redemptions                         --             --     4,679,393       (14,496)           --     (8,199,592)
      Foreign currency transactions           12,397       (252,419)       45,441          (178)       (3,552)       (11,010)
                                          ----------   ------------   -----------   -----------   -----------   ------------
   Net realized gain (loss)                 (666,946)   (37,355,112)    2,810,418    (3,794,562)   (2,136,632)   (11,835,765)
                                          ----------   ------------   -----------   -----------   -----------   ------------
   Net change in unrealized
      appreciation (depreciation) on:
      Investments                            115,334     21,142,522    39,352,839    (5,997,689)   (5,594,404)     4,671,436
      Translation of assets and
         liabilities in foreign
         currencies                            4,366         56,076        15,076            (2)           58            267
                                          ----------   ------------   -----------   -----------   -----------   ------------
   Net change in unrealized
      appreciation (depreciation)            119,700     21,198,598    39,367,915    (5,997,691)   (5,594,346)     4,671,703
                                          ----------   ------------   -----------   -----------   -----------   ------------
Net realized and unrealized gain (loss)     (547,246)   (16,156,514)   42,178,333    (9,792,253)   (7,730,978)    (7,164,062)
                                          ----------   ------------   -----------   -----------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS              $  558,202   $(15,436,065)  $43,951,682   $(9,075,243)  $(7,027,926)  $ (6,958,566)
                                          ==========   ============   ===========   ===========   ===========   ============

/1/  Net of foreign withholding tax of $12,974, $137,685, $480,988, $--,
     $300,783 and $--, respectively.

See notes to financial statements.

Financial Statements                                                          47
iSHARES, INC.
For the six months ended February 28, 2003

                                                                            iShares MSCI
                                          -----------------------------------------------------------------------------
                                          Pacific ex-Japan     Singapore    South Africa    South Korea       Taiwan
                                             Index Fund       Index Fund    Index Fund/2/    Index Fund     Index Fund
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends /1/                             $ 2,004,081     $    532,326     $ 172,084     $  1,914,820   $     68,969
   Interest                                          871              406            49            1,031            301
   Securities lending income                       1,178               --            --               --             --
                                             -----------     ------------     ---------     ------------   ------------
Total investment income                        2,006,130          532,732       172,133        1,915,851         69,270
                                             -----------     ------------     ---------     ------------   ------------

EXPENSES (NOTE 2)
   Advisory fees                                 333,826          141,299        27,527          411,144        508,617
   Administration fee                                 --           19,498            --               --             --
   Distribution fees                                  --           97,488         9,300          138,900        171,830
   Stock dividend tax expense                         --               --            --               --         51,226
   Custodian fees and expenses                        --           40,744            --               --             --
   Directors' fees                                    --            3,908            --               --             --
   Professional fees                                  --           15,337            --               --             --
   Federal and state registration fees                --              987            --               --             --
   Insurance                                          --            2,087            --               --             --
   Printing                                           --            4,222            --               --             --
   AMEX listing fee                                   --              348            --               --             --
   Miscellaneous expenses                             --            1,641            --               --             --
                                             -----------     ------------     ---------     ------------   ------------
Total expenses                                   333,826          327,559        36,827          550,044        731,673
                                             -----------     ------------     ---------     ------------   ------------
Net investment income (loss)                   1,672,304          205,173       135,306        1,365,807       (662,403)
                                             -----------     ------------     ---------     ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) from:
      Investments                               (752,784)      (3,588,821)       (6,550)      (1,995,239)    (4,120,853)
      In-kind redemptions                             --          199,232            --               --             --
      Foreign currency transactions               19,821           (2,880)        2,533          122,493         (6,588)
                                             -----------     ------------     ---------     ------------   ------------
   Net realized loss                            (732,963)      (3,392,469)       (4,017)      (1,872,746)    (4,127,441)
                                             -----------     ------------     ---------     ------------   ------------
   Net change in unrealized
      appreciation (depreciation) on:
      Investments                             (4,337,617)      (9,903,533)     (847,086)     (22,299,603)   (11,447,610)
      Translation of assets and
         liabilities in foreign
         currencies                                9,736             (457)        4,483          (16,864)         7,614
                                             -----------     ------------     ---------     ------------   ------------
   Net change in unrealized
      appreciation (depreciation)             (4,327,881)      (9,903,990)     (842,603)     (22,316,467)   (11,439,996)
                                             -----------     ------------     ---------     ------------   ------------
Net realized and unrealized loss              (5,060,844)     (13,296,459)     (846,620)     (24,189,213)   (15,567,437)
                                             -----------     ------------     ---------     ------------   ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                            $(3,388,540)    $(13,091,286)    $(711,314)    $(22,823,406)  $(16,229,840)
                                             ===========     ============     =========     ============   ============

/1/  Net of foreign withholding tax of $63,472, $140,182, $--, $378,378 and
     $15,245, respectively.
/2/ For the period from February 3, 2003 (commencement of operations) to February 28, 2003.

See notes to financial statements.

48                               2003 iShares Semi-Annual Report to Shareholders

Statements of Changes in Net Assets

iSHARES, INC.

                                                  iShares MSCI                           iShares MSCI
                                                    Australia                               Brazil
                                                   Index Fund                             Index Fund
                                       -----------------------------------   -----------------------------------
                                          For the six                           For the six
                                         months ended          For the          months ended         For the
                                       February 28, 2003     year ended      February 28, 2003      year ended
                                          (Unaudited)      August 31, 2002      (Unaudited)      August 31, 2002
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
   Net investment income                  $ 1,105,448        $ 1,661,926       $    720,449       $  3,197,076
   Net realized gain (loss)                  (666,946)           (28,752)       (37,355,112)       (67,653,062)
   Net change in unrealized
      appreciation (depreciation)             119,700         (1,962,887)        21,198,598        (30,760,002)
                                          -----------        -----------       ------------       ------------
Net increase (decrease) in net
   assets resulting from operations           558,202           (329,713)       (15,436,065)       (95,215,988)
                                          -----------        -----------       ------------       ------------
Undistributed net investment income
   included in the price of capital
   shares issued or redeemed                       --              3,111                 --             38,281
                                          -----------        -----------       ------------       ------------

DISTRIBUTIONS TO iSHAREHOLDERS:
   From net investment income              (2,180,684)          (256,001)          (733,550)                --
                                          -----------        -----------       ------------       ------------
Total distributions to iShareholders       (2,180,684)          (256,001)          (733,550)                --
                                          -----------        -----------       ------------       ------------

iSHARES TRANSACTIONS:
   iShares sold                                    --         23,805,539         15,866,427        235,842,533
   iShares redeemed                                --         (3,803,959)       (33,934,224)       (70,880,598)
                                          -----------        -----------       ------------       ------------
Net increase (decrease) in net
   assets from iShares transactions                --         20,001,580        (18,067,797)       164,961,935
                                          -----------        -----------       ------------       ------------
INCREASE (DECREASE) IN NET ASSETS          (1,622,482)        19,418,977        (34,237,412)        69,784,228

NET ASSETS:

Beginning of period                        76,730,747         57,311,770         83,787,790         14,003,562
                                          -----------        -----------       ------------       ------------
End of period                             $75,108,265        $76,730,747       $ 49,550,378       $ 83,787,790
                                          ===========        ===========       ============       ============

Undistributed net investment income
   included in net assets at end of
   period                                 $   278,785        $ 1,354,021       $    682,449       $    695,550
                                          ===========        ===========       ============       ============

iSHARES ISSUED AND REDEEMED:

   iShares sold                                    --          2,400,000          2,100,000         17,900,000
   iShares redeemed                                --           (400,030)        (5,550,000)        (9,050,000)
                                          -----------        -----------       ------------       ------------
Net increase (decrease) in iShares
   outstanding                                     --          1,999,970         (3,450,000)         8,850,000
                                          ===========        ===========       ============       ============

                                                  iShares MSCI
                                                     Canada
                                                   Index Fund
                                       -----------------------------------
                                         For the six
                                         months ended          For the
                                       February 28, 2003      year ended
                                          (Unaudited)      August 31, 2002
--------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
   Net investment income                  $  1,773,349       $   256,056
   Net realized gain (loss)                  2,810,418           140,024
   Net change in unrealized
      appreciation (depreciation)           39,367,915        (8,820,159)
                                          ------------       -----------
Net increase (decrease) in net
   assets resulting from operations         43,951,682        (8,424,079)
                                          ------------       -----------
Undistributed net investment income
   included in the price of capital
   shares issued or redeemed                        --              (670)
                                          ------------       -----------

DISTRIBUTIONS TO iSHAREHOLDERS:
   From net investment income               (1,067,330)          (24,000)
                                          ------------       -----------
Total distributions to iShareholders        (1,067,330)          (24,000)
                                          ------------       -----------

iSHARES TRANSACTIONS:
   iShares sold                            400,545,999        49,188,050
   iShares redeemed                        (40,939,875)       (3,207,637)
                                          ------------       -----------
Net increase (decrease) in net
   assets from iShares transactions        359,606,124        45,980,413
                                          ------------       -----------
INCREASE (DECREASE) IN NET ASSETS          402,490,476        37,531,664

NET ASSETS:

Beginning of period                         66,420,423        28,888,759
                                          ------------       -----------
End of period                             $468,910,899       $66,420,423
                                          ============       ===========

Undistributed net investment income
   included in net assets at end of
   period                                 $    935,358       $   229,339
                                          ============       ===========

iSHARES ISSUED AND REDEEMED:

   iShares sold                             44,400,000         4,600,000
   iShares redeemed                         (4,400,000)         (300,030)
                                          ------------       -----------
Net increase (decrease) in iShares
   outstanding                              40,000,000         4,299,970
                                          ============       ===========

See notes to financial statements.

Financial Statements                                                       49
iSHARES, INC.

                                                iShares MSCI                         iShares MSCI
                                                 Hong Kong                             Malaysia
                                                 Index Fund                           Index Fund
                                    -----------------------------------   -----------------------------------
                                       For the six                           For the six
                                       months ended        For the           months ended         For the
                                    February 28, 2003     year ended      February 28, 2003      year ended
                                       (Unaudited)      August 31, 2002      (Unaudited)      August 31, 2002
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
   Net investment income               $    717,010       $  1,955,056       $    703,052       $  1,260,921
   Net realized gain (loss)              (3,794,562)           860,719         (2,136,632)        (2,073,441)
   Net change in unrealized
      appreciation (depreciation)        (5,997,691)       (18,574,344)        (5,594,346)         6,091,302
                                       ------------       ------------       ------------       ------------
Net increase (decrease) in net
   assets resulting
   from operations                       (9,075,243)       (15,758,569)        (7,027,926)         5,278,782
                                       ------------       ------------       ------------       ------------
Undistributed net  investment
   income included in the price
   of capital shares issued
   or redeemed                                   --              9,753                 --            (49,579)
                                       ------------       ------------       ------------       ------------

DISTRIBUTIONS TO iSHAREHOLDERS:
   From net investment income            (2,327,202)          (387,060)        (1,342,811)          (411,751)
                                       ------------       ------------       ------------       ------------
Total distributions to
   iShareholders                         (2,327,202)          (387,060)        (1,342,811)          (411,751)
                                       ------------       ------------       ------------       ------------
iSHARES TRANSACTIONS:
   iShares sold                          39,291,441         77,492,553          4,803,785         27,772,630
   iShares redeemed                      (9,981,970)       (14,800,647)       (16,279,811)       (20,205,691)
                                       ------------       ------------       ------------       ------------
Net increase (decrease) in net
   assets from iShares
   transactions                          29,309,471         62,691,906        (11,476,026)         7,566,939
                                       ------------       ------------       ------------       ------------
INCREASE (DECREASE) IN NET ASSETS        17,907,026         46,556,030        (19,846,763)        12,384,391

NET ASSETS:

Beginning of period                      99,502,122         52,946,092         93,261,857         80,877,466
                                       ------------       ------------       ------------       ------------
End of period                          $117,409,148       $ 99,502,122       $ 73,415,094       $ 93,261,857
                                       ============       ============       ============       ============

Undistributed (distributions in
   excess of) net investment
   income included in net assets
   at end of period                    $    (42,464)      $  1,567,728       $    204,537       $    844,296
                                       ============       ============       ============       ============
iSHARES ISSUED AND  REDEEMED:

   iShares sold                           4,950,000          8,100,000            900,000          4,575,000
   iShares redeemed                      (1,350,000)        (1,576,000)        (3,150,000)        (3,975,030)
                                       ------------       ------------       ------------       ------------
Net increase (decrease) in
   iShares outstanding                    3,600,000          6,524,000         (2,250,000)           599,970
                                       ============       ============       ============       ============

                                               iShares MSCI
                                                  Mexico
                                                Index Fund
                                    -----------------------------------
                                       For the six
                                       months ended         For the
                                    February 28, 2003      year ended
                                       (Unaudited)      August 31, 2002
-----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
   Net investment income               $    205,496      $   1,946,658
   Net realized gain (loss)             (11,835,765)        (3,016,406)
   Net change in unrealized
      appreciation (depreciation)         4,671,703        (21,823,385)
                                       ------------      -------------
Net increase (decrease)  in net
   assets resulting
   from operations                       (6,958,566)       (22,893,133)
                                       ------------      -------------
Undistributed net investment
   income included in the price
   of capital shares  issued
   or redeemed                                   --            (39,128)
                                       ------------      -------------

DISTRIBUTIONS TO iSHAREHOLDERS:
   From net investment income            (1,985,056)          (161,002)
                                       ------------      -------------
Total distributions to
   iShareholders                         (1,985,056)          (161,002)
                                       ------------      -------------

iSHARES TRANSACTIONS:
   iShares sold                           1,305,630        201,695,400
   iShares redeemed                     (24,985,523)      (153,663,820)
                                       ------------      -------------
Net increase (decrease) in net
   assets from iShares
   transactions                         (23,679,893)        48,031,580
                                       ------------      -------------
INCREASE (DECREASE) IN NET ASSETS       (32,623,515)        24,938,317

NET ASSETS:

Beginning of period                      70,993,824         46,055,507
                                       ------------      -------------
End of period                          $ 38,370,309      $  70,993,824
                                       ============      =============

Undistributed (distributions in
   excess of) net investment
   income included in net assets
   at end of period                    $     27,351      $   1,806,911
                                       ============      =============

iSHARES ISSUED AND  REDEEMED:

   iShares sold                             100,000         12,200,000
   iShares redeemed                      (2,000,000)       (10,000,030)
                                       ------------      -------------
Net increase (decrease) in

   iShares outstanding                   (1,900,000)         2,199,970
                                       ============      =============

See notes to financial statements.

50                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.

                                                iShares MSCI                           iShares MSCI                iShares MSCI
                                              Pacific ex-Japan                          Singapore                  South Africa
                                                 Index Fund                             Index Fund                  Index Fund
                                   --------------------------------------  ----------------------------------  -------------------
                                      For the six        For the period       For the six                         For the period
                                      months ended    October 25, 2001/1/     months ended        For the      February 3, 2003/1/
                                   February 28, 2003           to          February 28, 2003     year ended      to February 28,
                                      (Unaudited)       August 31, 2002       (Unaudited)     August 31, 2002    2003 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
   Net investment income              $  1,672,304        $  1,360,533        $    205,173      $  1,198,517       $   135,306
   Net realized gain (loss)               (732,963)            182,427          (3,392,469)       (2,787,081)           (4,017)
   Net change in unrealized
      appreciation (depreciation)       (4,327,881)         (5,086,667)         (9,903,990)       (3,949,708)         (842,603)
                                      ------------        ------------        ------------      ------------       -----------
Net decrease in net assets
   resulting from operations            (3,388,540)         (3,543,707)        (13,091,286)       (5,538,272)         (711,314)
                                      ------------        ------------        ------------      ------------       -----------
Undistributed net investment
   income included in the price
   of capital shares issued
   or redeemed                                  --               2,522                  --            17,460                --
                                      ------------        ------------        ------------      ------------       -----------

DISTRIBUTIONS TO iSHAREHOLDERS:
   From net investment income           (2,734,116)           (135,000)         (1,331,268)         (596,000)               --
                                      ------------        ------------        ------------      ------------       -----------
Total distributions to
   iShareholders                        (2,734,116)           (135,000)         (1,331,268)         (596,000)               --
                                      ------------        ------------        ------------      ------------       -----------

iSHARES TRANSACTIONS:
   iShares sold                         57,073,698         114,332,732                  --        31,258,149        68,396,211
   iShares redeemed                             --          (5,627,734)         (2,295,230)      (10,718,594)               --
                                      ------------        ------------        ------------      ------------       -----------
Net increase (decrease) in net
   assets from iShares
   transactions                         57,073,698         108,704,998          (2,295,230)       20,539,555        68,396,211
                                      ------------        ------------        ------------      ------------       -----------
INCREASE (DECREASE) IN NET ASSETS       50,951,042         105,028,813         (16,717,784)       14,422,743        67,684,897

NET ASSETS:

Beginning of period                    105,028,813                  --          88,126,376        73,703,633                --
                                      ------------        ------------        ------------      ------------       -----------
End of period                         $155,979,855        $105,028,813        $ 71,408,592      $ 88,126,376       $67,684,897
                                      ============        ============        ============      ============       ===========

Undistributed (distributions in
   excess of) net investment
   income included in net assets
   at end of period                   $    163,194        $  1,225,006        $   (504,984)     $    621,111       $   135,306
                                      ============        ============        ============      ============       ===========
ISHARES ISSUED AND REDEEMED:

   iShares sold                          1,100,000           2,100,000                  --         5,700,000         1,750,000
   iShares redeemed                             --            (100,000)           (500,000)       (1,900,030)               --
                                      ------------        ------------        ------------      ------------       -----------
Net increase (decrease) in
   iShares outstanding                   1,100,000           2,000,000            (500,000)        3,799,970         1,750,000
                                      ============        ============        ============      ============       ===========

/1/ Commencement of operations.

See notes to financial statements.

Financial Statements                                                          51
iSHARES, INC.

                                               iShares MSCI                          iShares MSCI
                                                South Korea                             Taiwan
                                                Index Fund                            Index Fund
                                    -----------------------------------   -----------------------------------
                                       For the six                           For the six
                                       months ended         For the          months ended         For the
                                    February 28, 2003      year ended     February 28, 2003      year ended
                                       (Unaudited)      August 31, 2002      (Unaudited)      August 31, 2002
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
   Net investment income (loss)        $  1,365,807       $     (7,986)      $   (662,403)     $   (418,999)
   Net realized gain (loss)              (1,872,746)           165,543         (4,127,441)       (8,161,934)
   Net change in unrealized
      appreciation (depreciation)       (22,316,467)        30,105,280        (11,439,996)        2,228,562
                                       ------------       ------------       ------------      ------------
Net increase (decrease) in net
   assets resulting from
   operations                           (22,823,406)        30,262,837        (16,229,840)       (6,352,371)
                                       ------------       ------------       ------------      ------------
Undistributed net investment
   income included in the price
   of capital shares issued or
   redeemed                                      --                 --                 --             4,467
                                       ------------       ------------       ------------      ------------

iSHARES TRANSACTIONS:
   iShares sold                          53,666,878         38,694,565          9,643,374        37,605,113
   iShares redeemed                     (20,385,480)       (10,388,731)                --                --
                                       ------------       ------------       ------------      ------------
Net increase in net assets
   from iShares transactions             33,281,398         28,305,834          9,643,374        37,605,113
                                       ------------       ------------       ------------      ------------
INCREASE (DECREASE) IN NET ASSETS        10,457,992         58,568,671         (6,586,466)       31,257,209

NET ASSETS:

Beginning of period                      96,336,024         37,767,353        142,043,437       110,786,228
                                       ------------       ------------       ------------      ------------
End of period                          $106,794,016       $ 96,336,024       $135,456,971      $142,043,437
                                       ============       ============       ============      ============

Undistributed (distributions
   in excess of) net investment
   income included in net
   assets at end of period             $  1,357,156       $     (8,651)      $   (671,847)     $     (9,444)
                                       ============       ============       ============      ============

iSHARES ISSUED AND REDEEMED:

   iShares sold                           2,750,000          2,150,000          1,150,000         3,800,000
   iShares redeemed                      (1,000,000)          (450,000)                --                --
                                       ------------      ------------       ------------      ------------
Net increase in iShares
   outstanding                            1,750,000         1,700,000          1,150,000         3,800,000
                                       ============      ============       ============      ============

See notes to financial statements.

52                               2003 iShares Semi-Annual Report to Shareholders

Financial Highlights

iSHARES, INC.
(For a share outstanding throughout each period)

                                                            iShares MSCI Australia Index Fund
                              ---------------------------------------------------------------------------------------------
                                Six months
                                  ended
                              Feb. 28, 2003     Year ended      Year ended      Year ended      Year ended      Year ended
                               (Unaudited)    Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period         $  9.36          $  9.24         $  9.93          $  9.99         $  7.75         $ 10.35
                               -------          -------         -------          -------         -------         -------
Income from investment
   operations:
   Net investment
      income/1/                   0.13             0.23            0.24             0.23            0.20            0.23
   Net realized and
      unrealized gain
      (loss)                     (0.06)           (0.07)          (0.71)           (0.04)           2.29           (2.60)
                               -------          -------         -------          -------         -------         -------
Total from investment
   operations                     0.07             0.16           (0.47)            0.19            2.49           (2.37)
                               -------          -------         -------          -------         -------         -------
Less distributions from:
   Net investment income         (0.27)           (0.04)          (0.20)           (0.23)          (0.19)          (0.23)
   Return of capital                --               --           (0.02)           (0.02)          (0.06)             --
                               -------          -------         -------          -------         -------         -------
Total distributions              (0.27)           (0.04)          (0.22)           (0.25)          (0.25)          (0.23)
                               -------          -------         -------          -------         -------         -------
Net asset value, end of
   period                      $  9.16          $  9.36         $  9.24          $  9.93         $  9.99         $  7.75
                               =======          =======         =======          =======         =======         =======

Total return                      0.69%/3/         1.74%          (4.77)%           1.84%          32.09%         (23.11)%
                               =======          =======         =======          =======         =======         =======

Ratios/Supplemental data:
   Net assets, end of
      period (000s)            $75,108          $76,731         $57,312          $61,574         $53,957         $34,099
   Ratio of expenses to
      average net assets/4/       0.84%            0.84%           0.84%            0.95%           1.00%           1.05%
   Ratio of net investment
      income to average net
      assets/4/                   2.93%            2.47%           2.54%            2.22%           2.03%           2.38%
   Portfolio turnover
      rate/2/                        2%               5%             23%              36%             14%              1%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Not annualized.
/4/  Annualized for periods of less than one year.

See notes to financial statements.

Financial Highlights                                                          53
iSHARES, INC.
(For a share outstanding throughout each period)

                                                   iShares MSCI Brazil Index Fund
                                  ----------------------------------------------------------------
                                    Six months                                       Period from
                                      ended                                       Jul. 10, 2000/7/
                                  Feb. 28, 2003     Year ended      Year ended           to
                                   (Unaudited)    Aug. 31, 2002   Aug. 31, 2001     Aug. 31, 2000
--------------------------------------------------------------------------------------------------
Net asset value, beginning of
   period                          $  8.30          $ 11.20         $ 19.25         $ 20.22
                                   -------          -------         -------         -------
Income from investment
   operations:
   Net investment income/3/           0.10             0.38            0.68            0.02
   Net realized and unrealized
      loss                           (0.84)           (3.28)          (8.09)          (0.63)
                                   -------          -------         -------         -------
Total from investment
   operations                        (0.74)           (2.90)          (7.41)          (0.61)
                                   -------          -------         -------         -------
Less distributions from:
   Net investment income             (0.11)              --           (0.56)          (0.02)
   Net realized gain                    --               --              --           (0.34)
   Return of capital                    --               --           (0.08)             --
                                   -------          -------         -------         -------
Total distributions                  (0.11)              --           (0.64)          (0.36)
                                   -------          -------         -------         -------
Net asset value, end of period     $  7.45          $  8.30         $ 11.20         $ 19.25
                                   =======          =======         =======         =======

Total return                         (9.03)%/5/      (25.89)%        (38.52)%         (2.97)%/5/
                                   =======          =======         =======         =======

Ratios/Supplemental data:
   Net assets, end of period
      (000s)                       $49,550          $83,788         $14,004         $18,283
   Ratio of expenses to average
      net assets/6/                   0.99%            0.99%           0.99%           0.99%/1/
   Ratio of net investment
      income to average net
      assets/6/                       2.83%            3.50%           4.44%           0.77%/2/
   Portfolio turnover rate/4/           33%             103%             43%             64%

/1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 1.40%.
/2/ Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 0.37%.
/3/  Based on average shares outstanding throughout the period.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/5/  Not annualized.
/6/  Annualized for periods of less than one year.
/7/  Commencement of operations.

See notes to financial statements.

54                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.
(For a share outstanding throughout each period)

                                                              iShares MSCI Canada Index Fund
                              ---------------------------------------------------------------------------------------------
                                Six months
                                  ended
                              Feb. 28, 2003     Year ended      Year ended      Year ended      Year ended      Year ended
                               (Unaudited)    Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period         $   9.49         $ 10.70         $  16.94       $  13.22          $ 9.90         $ 13.43
                               --------         -------         --------       --------          ------         -------
Income from investment
   operations:
   Net investment
      income/3/                    0.06            0.07             0.05           0.70            0.07            0.07
   Net realized and
      unrealized gain
      (loss)                       0.46           (1.27)           (5.92)          8.08            3.87           (2.89)
                               --------         -------         --------       --------          ------         -------
Total from investment
   operations                      0.52           (1.20)           (5.87)          8.78            3.94           (2.82)
                               --------         -------         --------       --------          ------         -------
Less distributions from:
   Net investment income          (0.03)          (0.01)           (0.02)         (0.55)          (0.09)          (0.13)
   Net realized gain                  -               -            (0.31)         (4.39)          (0.53)          (0.58)
   Return of capital                  -               -            (0.04)         (0.12)              -               -
                               --------         -------         --------       --------          ------         -------
Total distributions               (0.03)          (0.01)           (0.37)         (5.06)          (0.62)          (0.71)
                               --------         -------         --------       --------          ------         -------
Net asset value, end of
   period                      $   9.98         $  9.49         $  10.70       $  16.94          $13.22         $  9.90
                               ========         =======         ========       ========          ======         =======

Total return                       5.48%/5/      (11.23)%         (34.95)%      67.21%            39.71%         (21.69)%
                               ========         =======         ========       ========          ======         =======

Ratios/Supplemental data:
   Net assets, end of
      period (000s)            $468,911         $66,420         $ 28,889       $ 22,028          $9,253         $ 6,932
   Ratio of expenses to
      average net assets/6/        0.84%           0.84%            0.84%          1.17%/1/        1.23%           1.14%
   Ratio of net investment
      income to average net
      assets/6/                    1.19%           0.70%            0.44%          4.07%/2/        0.53%           0.46%
   Portfolio turnover
      rate/4/                         2%              5%              63%            64%             12%              4%

/1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 1.19%.
/2/ Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 4.05%.
/3/  Based on average shares outstanding throughout the period.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/5/  Not annualized.
/6/  Annualized for periods of less than one year.

See notes to financial statements.

Financial Highlights                                                          55
iSHARES, INC.
(For a share outstanding throughout each period)

                                                             iShares MSCI Hong Kong Index Fund
                              ---------------------------------------------------------------------------------------------
                                Six months
                                  ended
                              Feb. 28, 2003     Year ended      Year ended      Year ended      Year ended      Year ended
                               (Unaudited)    Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period        $   7.99          $  8.93         $ 13.24         $ 11.83         $  6.41         $ 14.73
                              --------          -------         -------         -------         -------         -------
Income from investment
   operations:
   Net investment
      income/1/                   0.05             0.23            0.23            0.33            0.29            0.35
   Net realized and
      unrealized gain
      (loss)                     (0.58)           (1.11)          (4.30)           1.42            5.49           (8.27)
                              --------          -------         -------         -------         -------         -------
Total from investment
   operations                    (0.53)           (0.88)          (4.07)           1.75            5.78           (7.92)
                              --------          -------         -------         -------         -------         -------
Less distributions from:
   Net investment income         (0.14)           (0.06)          (0.23)          (0.32)          (0.36)          (0.28)
   Return of capital                --               --           (0.01)          (0.02)             --           (0.12)
                              --------          -------         -------         -------         -------         -------
Total distributions              (0.14)           (0.06)          (0.24)          (0.34)          (0.36)          (0.40)
                              --------          -------         -------         -------         -------         -------
Net asset value, end of
   period                     $   7.32          $  7.99         $  8.93         $ 13.24         $ 11.83         $  6.41
                              ========          =======         =======         =======         =======         =======

Total return                     (6.66)%/3/       (9.94)%        (30.88)%         14.73%          90.51%         (54.22)%
                              ========          =======         =======         =======         =======         =======

Ratios/Supplemental data:
   Net assets, end of
      period (000s)           $117,409          $99,502         $52,946         $79,479         $77,200         $49,973
   Ratio of expenses to
      average net assets/4/       0.84%            0.84%           0.84%           0.94%           1.01%           1.09%
   Ratio of net investment
      income to average net
      assets/4/                   1.38%            2.56%           2.11%           2.57%           2.84%           3.76%
   Portfolio turnover
      rate/2/                        5%              15%             43%             21%             43%             22%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Not annualized.
/4/  Annualized for periods of less than one year.

See notes to financial statements.

56                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.
(For a share outstanding throughout each period)

                                                             iShares MSCI Malaysia Index Fund
                              ---------------------------------------------------------------------------------------------
                                Six months
                                  ended
                              Feb. 28, 2003     Year ended      Year ended      Year ended      Year ended      Year ended
                               (Unaudited)    Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period         $  5.68           $  5.11       $  5.96         $  5.59           $  2.11        $  8.23
                               -------           -------       -------         -------           -------        -------
Income from investment
   operations:
   Net investment
      income/1/                   0.05              0.08          0.06            0.05              0.01           0.06
   Net realized and
      unrealized gain
      (loss)                     (0.46)             0.52         (0.85)           0.37              3.67          (6.10)
                               -------           -------       -------         -------           -------        -------
Total from investment
   operations                    (0.41)             0.60         (0.79)           0.42              3.68          (6.04)
                               -------           -------       -------         -------           -------        -------
Less distributions from:
   Net investment income         (0.09)            (0.03)        (0.06)          (0.05)            (0.01)         (0.05)
   Return of capital                --                --         (0.00)/3/       (0.00)/3/         (0.19)         (0.03)
                               -------           -------       -------         -------           -------        -------
Total distributions              (0.09)            (0.03)        (0.06)          (0.05)            (0.20)         (0.08)
                               -------           -------       -------         -------           -------        -------
Net asset value, end of
   period                      $  5.18           $  5.68       $  5.11         $  5.96           $  5.59        $  2.11
                               =======           =======       =======         =======           =======        =======
Total return                     (7.13)%/4/        11.82%       (13.22)%          7.57%           185.81%        (73.57)%
                               =======           =======       =======         =======           =======        =======

Ratios/Supplemental data:
   Net assets, end of
      period (000s)            $73,415           $93,262       $80,877         $99,206           $95,251        $35,867
   Ratio of expenses to
      average net assets/5/       0.84%             0.84%         0.84%           0.96%             1.43%          1.09%
   Ratio of net investment
      income to average net
      assets/5/                   1.79%             1.53%         1.19%           0.81%             0.33%          1.40%
   Portfolio turnover
      rate/2/                       10%               37%           37%             18%                7%             2%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.
/4/  Not annualized.
/5/  Annualized for periods of less than one year.

See notes to financial statements.

Financial Highlights                                                          57
iSHARES, INC.
(For a share outstanding throughout each period)

                                                           iShares MSCI Mexico Index Fund
                           ------------------------------------------------------------------------------------------------
                                Six months
                                  ended
                              Feb. 28, 2003     Year ended      Year ended      Year ended      Year ended      Year ended
                               (Unaudited)    Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period         $ 13.65           $ 15.35         $ 16.72       $ 13.39           $  8.11         $ 15.11
                               -------           -------         -------       -------           -------         -------
Income from investment
   operations:
   Net investment
      income/3/                   0.05              0.32            0.17          0.06              0.06            0.09
   Net realized and
      unrealized gain
      (loss)                     (1.55)            (1.95)          (1.36)         3.69              5.36           (6.71)
                               -------           -------         -------       -------           -------         -------
Total from investment
   operations                    (1.50)            (1.63)          (1.19)         3.75              5.42           (6.62)
                               -------           -------         -------       -------           -------         -------
Less distributions from:
   Net investment income         (0.52)            (0.07)          (0.15)           --             (0.07)          (0.09)
   Net realized gain                --                --           (0.03)        (0.42)            (0.01)          (0.29)
   Return of capital                --                --              --            --             (0.06)             --
                               -------           -------         -------       -------           -------         -------
Total distributions              (0.52)            (0.07)          (0.18)        (0.42)            (0.14)          (0.38)
                               -------           -------         -------       -------           -------         -------
Net asset value, end of
   period                      $ 11.63           $ 13.65         $ 15.35       $ 16.72           $ 13.39         $  8.11
                               =======           =======         =======       =======           =======         =======

Total return                    (11.38)%/5/       (10.67)%         (7.02)%       28.20%            66.92%         (44.18)%
                               =======           =======         =======       =======           =======         =======

Ratios/Supplemental data:
   Net assets, end of
      period (000s)            $38,370           $70,994         $46,056       $40,127           $21,430         $ 7,296
   Ratio of expenses to
      average net assets/6/       0.84%             0.84%           0.84%         1.04%/1/          1.26%           1.34%
   Ratio of net investment
      income to average net
      assets/6/                   0.76%             2.05%           1.12%         0.35%/2/          0.52%           0.60%
   Portfolio turnover
      rate/4/                        9%                8%             34%           24%               18%             14%

/1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 1.04%.
/2/ Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 0.35%.
/3/  Based on average shares outstanding throughout the period.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/5/  Not annualized.
/6/  Annualized for periods of less than one year.

See notes to financial statements.

58                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.
(For a share outstanding throughout each period)

                                       iShares MSCI Pacific ex-Japan Index Fund
                                       ----------------------------------------
                                           Six months            Period from
                                              ended           Oct. 25, 2001/5/
                                          Feb. 28, 2003              to
                                           (Unaudited)          Aug. 31, 2002
-------------------------------------------------------------------------------
Net asset value, beginning of period        $  52.51              $  50.03
                                            --------              --------
Income from investment operations:
   Net investment income/1/                     0.64                  1.35
   Net realized and unrealized gain
      (loss)                                   (1.95)                 1.40
                                            --------              --------
Total from investment operations               (1.31)                 2.75
                                            --------              --------
Less distributions from:
   Net investment income                       (0.88)                (0.27)
                                            --------              --------
Total distributions                            (0.88)                (0.27)
                                            --------              --------
Net asset value, end of period              $  50.32              $  52.51
                                            ========              ========

Total return/3/                                (2.54)%                5.51%
                                            ========              ========

Ratios/Supplemental data:
   Net assets, end of period (000s)         $155,980              $105,029
   Ratio of expenses to average net
      assets/4/                                 0.50%                 0.50%
   Ratio of net investment income to
      average net assets/4/                     2.50%                 2.87%
   Portfolio turnover rate/2/                      4%                    5%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Not annualized.
/4/  Annualized for periods of less than one year.
/5/  Commencement of operations.

See notes to financial statements.

Financial Highlights                                                          59
iSHARES, INC.
(For a share outstanding throughout each period)

                                                             iShares MSCI Singapore Index Fund
                              -------------------------------------------------------------------------------------------------
                                  Six months
                                    ended
                              February 28, 2003     Year ended      Year ended      Year ended      Year ended      Year ended
                                  (Unaudited)     Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period           $  5.01            $  5.34         $  7.58         $  7.93         $   3.30        $  8.66
                                 -------            -------         -------         -------         --------        -------
Income from investment
   operations:
   Net investment
      income/1/                     0.01               0.07            0.07            0.13             0.05           0.07
   Net realized and
      unrealized gain
      (loss)                       (0.76)             (0.36)          (2.16)          (0.21)            4.70          (5.37)
                                 -------            -------         -------         -------         --------        -------
Total from investment
   operations                      (0.75)             (0.29)          (2.09)          (0.08)            4.75          (5.30)
                                 -------            -------         -------         -------         --------        -------
Less distributions from:
   Net investment income           (0.08)             (0.04)          (0.07)          (0.11)           (0.11)         (0.05)
   Net realized gain                  --                 --           (0.06)          (0.14)              --             --
   Return of capital                  --                 --           (0.02)          (0.02)           (0.01)         (0.01)
                                 -------            -------         -------         -------         --------        -------
Total distributions                (0.08)             (0.04)          (0.15)          (0.27)           (0.12)         (0.06)
                                 -------            -------         -------         -------         --------        -------
Net asset value, end of
   period                        $  4.18            $  5.01         $  5.34         $  7.58         $   7.93        $  3.30
                                 =======            =======         =======         =======         ========        =======

Total return                      (15.08)%/3/         (5.42)%        (27.89)%         (1.29)%         144.52%        (61.29)%
                                 =======            =======         =======         =======         ========        =======

Ratios/Supplemental data:
   Net assets, end of
      period (000s)              $71,409            $88,126         $73,704         $88,719         $113,438        $47,248
   Ratio of expenses to
      average net assets/4/         0.84%              0.84%           0.84%           0.94%            0.97%          1.08%
   Ratio of net investment
      income to average net
      assets/4/                     0.53%              1.44%           1.15%           1.60%            0.76%          1.17%
   Portfolio turnover
      rate/2/                          6%                 9%             32%             52%              25%            67%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Not annualized.
/4/  Annualized for periods of less than one year.

See notes to financial statements.

60                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.
(For a share outstanding throughout each period)

                                                   iShares MSCI South Africa Index Fund
                                                   ------------------------------------
                                                                Period from
                                                              Feb. 3, 2003/5/
                                                                    to
                                                              Feb. 28, 2003
                                                                (Unaudited)
---------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 38.72
                                                                 -------
Income from investment operations:
   Net investment income/1/                                         0.10
   Net realized and unrealized loss                                (0.14)
                                                                 -------
Total from investment operations                                   (0.04)
                                                                 -------
Net asset value, end of period                                   $ 38.68
                                                                 =======

Total return/2/                                                    (0.11)%
                                                                 =======

Ratios/Supplemental data:
   Net assets, end of period (000s)                              $67,685
   Ratio of expenses to average net assets/3/                       0.99%
   Ratio of net investment income to average net
      assets/3/                                                     3.64%
   Portfolio turnover rate/4/                                          1%

/1/  Based on average shares outstanding throughout the period.
/2/  Not annualized.
/3/  Annualized for periods less than one year.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/5/  Commencement of operations.

See notes to financial statements.

Financial Highlights                                                          61
iSHARES, INC.
(For a share outstanding throughout each period)

                                               iShares MSCI South Korea Index Fund
                                  --------------------------------------------------------------
                                    Six months                                     Period from
                                      ended                                       May 9, 2000/8/
                                  Feb. 28, 2003     Year ended      Year ended         to
                                   (Unaudited)    Aug. 31, 2002   Aug. 31, 2001    Aug. 31, 2000
------------------------------------------------------------------------------------------------
Net asset value, beginning of
   period                         $  21.17         $ 13.25          $ 18.16        $ 20.36
                                  --------         -------          -------        -------
Income from investment
   operations:
   Net investment income
      (loss)/3/                       0.23           (0.00)/5/         0.09          (0.04)
   Net realized and unrealized
      gain (loss)                    (4.45)           7.92            (4.90)         (2.16)
                                  --------         -------          -------        -------
Total from investment
   operations                        (4.22)           7.92            (4.81)         (2.20)
                                  --------         -------          -------        -------
Less distributions from:
   Net investment income                --              --            (0.03)            --
   Return of capital                    --              --            (0.07)            --
                                  --------         -------          -------        -------
Total distributions                     --              --            (0.10)            --
                                  --------         -------          -------        -------
Net asset value, end of period    $  16.95         $ 21.17          $ 13.25        $ 18.16
                                  ========         =======          =======        =======

Total return                        (19.93)%/6/      59.77%          (26.49)%       (10.81)%/6/
                                  ========         =======          =======        =======

Ratios/Supplemental data:
   Net assets, end of period
      (000s)                      $106,794         $96,336          $37,767        $13,622
   Ratio of expenses to average
      net assets/7/                   0.99%           1.00%            1.01%          0.99%/1/
   Ratio of expenses to average
      net assets exclusive of
      foreign taxes on
      stock dividends/7/              0.99%           0.99%            0.99%          0.99%
   Ratio of net investment
      income (loss) to average
      net assets/7/                   2.46%          (0.01)%           0.64%         (0.63)%/2/
   Portfolio turnover rate/4/           27%             25%              39%            55%

/1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 1.38%.
/2/ Ratio of net investment loss to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was (1.02)%.
/3/  Based on average shares outstanding throughout the period.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/5/  Rounds to less than $0.01.
/6/  Not annualized.
/7/  Annualized for periods of less than one year.
/8/  Commencement of operations.

See notes to financial statements.

62                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.
(For a share outstanding throughout each period)

                                                   iShares MSCI Taiwan Index Fund
                                  ----------------------------------------------------------------
                                    Six months                                      Period from
                                      ended                                       Jun. 20, 2000/7/
                                  Feb. 28, 2003    Year ended      Year ended           to
                                   (Unaudited)    Aug. 31, 2002   Aug. 31, 2001    Aug. 31, 2000
--------------------------------------------------------------------------------------------------
Net asset value, beginning of
   period                           $   8.82        $   9.01        $  16.41          $ 19.59
                                    --------        --------        --------          -------
Income from investment
   operations:
   Net investment loss/3/              (0.04)          (0.03)          (0.03)           (0.01)
   Net realized and unrealized
      loss                             (0.93)          (0.16)          (7.37)           (2.31)
                                    --------        --------        --------          -------
Total from investment
   operations                          (0.97)          (0.19)          (7.40)           (2.32)
                                    --------        --------        --------          -------
Less distributions from:
   Net investment income                  --              --              --            (0.32)
   Net realized gain                      --              --              --            (0.10)
   Return of capital                      --              --              --            (0.44)
                                    --------        --------        --------          -------
Total distributions                       --              --              --            (0.86)
                                    --------        --------        --------          -------
Net asset value, end of period      $   7.85        $   8.82        $   9.01          $ 16.41
                                    ========        ========        ========          =======

Total return                          (11.00)%/5/      (2.11)%        (45.09)%         (12.10)%/5/
                                    ========        ========        ========          =======

Ratios/Supplemental data:
   Net assets, end of period
      (000s)                        $135,457        $142,043        $110,786          $42,667
   Ratio of expenses to average
      net assets/6/                     1.06%           1.33%           1.60%            1.56%/1/
   Ratio of expenses to average
      net assets exclusive of
      foreign taxes on
      stock dividends/6/                0.99%           0.99%           0.99%            0.99%
   Ratio of net investment loss
      to average net assets/6/         (0.96)%         (0.28)%         (0.23)%          (0.28)%/2/
   Portfolio turnover rate/4/              4%             11%             30%              52%

/1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 2.16%.
/2/ Ratio of net investment loss to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was (0.89)%.
/3/  Based on average shares outstanding throughout the period.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/5/  Not annualized.
/6/  Annualized for periods of less than one year.
/7/  Commencement of operations.

See notes to financial statements.

Financial Highlights                                                          63

Notes to the Financial Statements (Unaudited)

iSHARES, INC.

1.   SIGNIFICANT ACCOUNTING POLICIES

iShares, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994. As of February 28, 2003, the Company offered 23 investment portfolios or funds.

These financial statements relate only to the iShares MSCI Australia, iShares MSCI Brazil, iShares MSCI Canada, iShares MSCI Hong Kong, iShares MSCI Malaysia, iShares MSCI Mexico, iShares MSCI Pacific ex-Japan, iShares MSCI Singapore, iShares MSCI South Africa, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds (each a "Fund", collectively the "Funds").

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in a particular market, as measured by a particular equity securities index compiled by Morgan Stanley Capital International Inc. ("MSCI"). The investment advisor utilizes a "passive" or index approach to achieve each Fund's investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold stocks in fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

Each Fund invests in the securities of foreign issuers of a single country or region, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions. Actual results could differ from those estimates.

Certain prior year amounts in the financial statements have been reclassified to be consistent with the current period presentation.

SECURITY VALUATION

Portfolio securities for which market prices are readily available are valued using the official closing price of the primary exchange on which they are traded. The methodology used to determine such closing prices varies among markets. Such prices are generally the same as those used by MSCI in calculating the benchmark indices used by the Funds. Mutual fund shares are valued at net asset value. Any securities, including restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by the Company's Board of Directors.

SECURITY TRANSACTIONS, INCOME RECOGNITION AND EXPENSES

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. Common

64                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.

expenses incurred by the Company prior to December 28, 2001 were allocated to the funds based on the ratio of average net assets of each fund to the combined net assets of all funds offered by the Company, or other appropriate method. Other expenses, directly related to a specific fund, were charged to that fund. The expenses for the iShares MSCI Singapore Index Fund are still allocated to that Fund using this methodology. Additional details of the current expense structure may be found in Note 2.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

Foreign currency and assets and liabilities denominated in foreign currency are generally converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time). However, the Company may use a different exchange rate from the rate used by MSCI in the event that the investment advisor concludes that such rate is more appropriate.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

South Korea and Taiwan levy taxes at rates of 16.5% and up to 20.0%, respectively, based on the par value of stock dividends received by the iShares MSCI South Korea and iShares MSCI Taiwan Index Funds, respectively. These taxes are paid by the Funds receiving the stock dividends and are disclosed in their respective Statements of Operations.

EQUALIZATION

Prior to January 1, 2002, the Funds used the accounting practice of equalization. This accounting method was used to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital stock. Equalization is calculated on a per share basis whereby a portion of the proceeds from sales and costs of repurchases of capital stock is applied to undistributed net investment income. The amounts of equalization are disclosed in the Statements of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued or redeemed.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, including any net foreign currency gains, are declared and distributed at least annually by each Fund. Distributions of net realized gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Notes to the Financial Statements                                             65
iSHARES, INC.

At August 31, 2002, the tax year-end of the Funds, the components of distributable earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
                           Undistributed    Undistributed    Total Distributable
iShares MSCI Index Fund   Ordinary Income   Long-term Gain         Earnings
--------------------------------------------------------------------------------
Australia                   $1,552,055           $--             $1,552,055
Brazil                         695,551            --                695,551
Canada                         229,339            --                229,339
Hong Kong                    1,567,885            --              1,567,885
Malaysia                       844,296            --                844,296
Mexico                       1,806,911            --              1,806,911
Pacific ex-Japan             1,353,822            --              1,353,822
Singapore                      621,111            --                621,111
--------------------------------------------------------------------------------

For the year ended August 31, 2002, the tax characterization of distributions paid was equal to the book characterization of distributions paid for all of the Funds. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the six months ended February 28, 2003.

From November 1, 2001 to August 31, 2002, certain of the Funds incurred net foreign exchange losses and net realized capital losses. As permitted by tax regulations, the following Funds have elected to defer those losses and treat them as arising in the year ending August 31, 2003.

---------------------------------------------
                                Deferred
                              Net Realized
                          Capital/Net Foreign
iShares MSCI Index Fund     Currency Losses
---------------------------------------------
Australia                     $   606,510
Brazil                         58,741,760
Canada                             82,489
Hong Kong                       2,860,088
Malaysia                        1,581,826
---------------------------------------------

---------------------------------------------
                                Deferred
                              Net Realized
                          Capital/Net Foreign
iShares MSCI Index Fund     Currency Losses
---------------------------------------------
Mexico                         $2,314,024
Pacific ex-Japan                  329,251
Singapore                       3,777,338
South Korea                       483,156
Taiwan                          6,891,085
---------------------------------------------

66                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.

At August 31, 2002, the tax year-end of the Funds, certain of the Funds had tax basis net capital loss carryforwards. Such losses may be applied against any net realized taxable gains in each succeeding year or until their respective expiration date, whichever occurs first.

----------------------------------------------------------------------------------------
                           Expiring    Expiring    Expiring     Expiring
iShares MSCI Index Fund      2007        2008        2009         2010          Total
----------------------------------------------------------------------------------------
Australia                 $  674,889   $630,985   $1,971,994   $ 3,625,203   $ 6,903,071
Brazil                            --         --       94,163     1,993,420     2,087,583
Canada                            --         --           --       781,961       781,961
Hong Kong                  4,085,707         --           --     4,971,970     9,057,677
Malaysia                   8,654,333         --           --     9,819,029    18,473,362
Mexico                            --         --           --     1,319,032     1,319,032
Singapore                         --         --           --     4,810,766     4,810,766
South Korea                       --         --      556,540       666,642     1,223,182
Taiwan                            --         --           --    12,532,361    12,532,361
----------------------------------------------------------------------------------------

If any of the Funds own shares in certain foreign investment entities, referred to, under U.S. tax law code, as "passive foreign investment companies", such Funds may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

For the year ended August 31, 2002, each Fund reclassified certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

2.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Barclays Global Fund Advisors ("BGFA") acts as investment advisor to the Company and is responsible for the investment management of each Fund. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA serves as investment advisor to each Fund pursuant to an Advisory Agreement between the Company and BGFA, as amended December 28, 2001. Under this agreement, BGFA is responsible for placing purchase and sale orders, providing continuous supervision of the investment portfolio of each Fund, and the general management of the Company's affairs.

Under the Advisory Agreement, except for the iShares MSCI Singapore Index Fund, BGFA is responsible for all of the expenses ("Covered Expenses") of each of the Funds, other than interest, taxes, brokerage commissions and other expenses connected with the executions of portfolio transactions, extraordinary expenses, distribution fees and advisory fees. Prior to December 28, 2001 and pursuant to the prior advisory agreement, the investment advisory fee earned by and paid to BGFA with respect to each Fund was reduced by the aggregate of such Fund's fees and expenses (subject to the exceptions in the prior sentence). BGFA also agreed to reimburse each Fund to the extent that the expenses of any Fund (subject to the same exceptions) exceeded the investment advisory fee as stated in the advisory fee tables below. These fee reduction and reimbursement provisions still apply to the iShares MSCI Singapore Index Fund.

Notes to the Financial Statements                                             67
iSHARES, INC.

For its investment management services to the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Hong Kong, iShares MSCI Malaysia, iShares MSCI Mexico and iShares MSCI Singapore Index Funds, BGFA is entitled to an annual investment advisory fee based on each Fund's allocable portion of the aggregate net assets of all the funds offered by the Company (except for the iShares MSCI Brazil, iShares MSCI Pacific ex-Japan, iShares MSCI South Africa, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds) as follows:

---------------------------------------------------------------
Advisory Fee                  Aggregate Net Assets
---------------------------------------------------------------
0.59%          First $7 billion
0.54           Over $7 billion, up to and including $11 billion
0.49           Over $11 billion
---------------------------------------------------------------

For its investment management services to the iShares MSCI Brazil, iShares MSCI South Africa, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds, BGFA is entitled to an annual investment advisory fee based on each Fund's allocable portion of the aggregate net assets of these four Funds as follows:

--------------------------------------------------------------
Advisory Fee                 Aggregate Net Assets
--------------------------------------------------------------
0.74%          First $2 billion
0.69           Over $2 billion, up to and including $4 billion
0.64           Over $4 billion
--------------------------------------------------------------

For its investment management services to the iShares MSCI Pacific ex-Japan Index Fund, BGFA is entitled to an annual investment advisory fee based on the average net assets of the Fund of 0.50%.

Barclays Global Investors, N.A. ("BGI") has a license agreement with MSCI for the use of the relevant MSCI indices. Under a sub-license agreement between BGI and the Funds, the fees for the use of such MSCI indices are paid directly by BGI to MSCI.

Investors Bank & Trust Company ("Investors Bank") serves as administrator, custodian and transfer agent for the Company. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees, which are accrued daily and paid monthly. These fees are Covered Expenses as defined above.

Effective February 24, 2003, BGI began serving as securities lending agent for the Company. BGI is an affiliate of BGFA, the Funds' investment advisor. The Board of Directors has approved the selection of BGI as securities lending agent subject to the conditions of the exemptive order that was issued by the Securities and Exchange Commission ("SEC"). As securities lending agent, BGI receives a fee based on a share of the income earned on investment of the cash collateral received for the loan of securities. For the period from February 24, 2003 through February 28, 2003, BGI earned $86 in securities lending agent fees from the Funds. Prior to February 24, 2003, Investors Bank served as securities lending agent for the Funds.

SEI Investments Distribution Co. (the "Distributor") serves as each Fund's underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Company. The Company has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Company's Plan, the Distributor is entitled to receive a distribution fee from each Fund other than the iShares MSCI Pacific ex-Japan Index Fund, not to exceed 0.25% of the average daily net assets of such Fund, for distribution-related services.

68                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.

Pursuant to an exemptive order issued by the SEC, each Fund may invest in the institutional shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds. The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio of Master Investment Portfolio, which is managed by BGFA, the Funds' investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments or from investment of securities lending collateral are recorded as either interest income or as securities lending income, respectively, in the accompanying Statements of Operations.

The Company pays each director not affiliated with BGFA an annual retainer and reimburses the directors for travel and out-of-pocket expenses incurred in connection with their attendance at Board of Directors meetings. As of February 28, 2003, certain directors and officers of the Company are also employees of BGFA and its affiliates or employees of Investors Bank.

3.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term securities) for the six months ended February 28, 2003, were as follows:

---------------------------------------------------
iShares MSCI Index Fund    Purchases       Sales
---------------------------------------------------
Australia                 $ 1,315,440   $ 2,341,564
Brazil                     17,335,036    35,701,288
Canada                      5,181,239     4,588,953
Hong Kong                   5,068,102     6,206,549
Malaysia                    7,978,639    20,358,827
Mexico                      4,982,969     6,733,011
Pacific ex-Japan            4,893,340     5,616,247
Singapore                   4,759,055     5,537,693
South Africa                  541,382       470,471
South Korea                62,108,487    29,234,463
Taiwan                     14,836,322     5,528,868
---------------------------------------------------

In-kind transactions for the six months ended February 28, 2003, were as follows:

----------------------------------------------------
                            In-kind       In-kind
iShares MSCI Index Fund    Purchases       Sales
----------------------------------------------------
Canada                    $399,401,956   $40,810,170
Hong Kong                   39,157,983     9,935,722
Mexico                       1,304,881    24,959,703
Pacific ex-Japan            56,755,570            --
Singapore                           --     2,275,499
South Africa                68,313,783            --
----------------------------------------------------

Notes to the Financial Statements                                             69
iSHARES, INC.

At February 28, 2003, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

-------------------------------------------------------------------------------------
                                                                       Net Unrealized
                              Tax         Unrealized     Unrealized     Appreciation
iShares MSCI Index Fund       Cost       Appreciation   Depreciation   (Depreciation)
-------------------------------------------------------------------------------------
Australia                 $ 78,799,494    $ 7,592,173   $ (8,473,478)    $   (881,305)
Brazil                      65,588,251      1,032,320    (17,631,879)     (16,599,559)
Canada                     442,393,600     35,337,617     (9,629,789)      25,707,828
Hong Kong                  152,893,707      1,073,818    (28,944,188)     (27,870,370)
Malaysia                    52,735,508     23,245,175     (2,486,697)      20,758,478
Mexico                      57,040,177             --    (18,619,497)     (18,619,497)
Pacific ex-Japan           166,309,575      5,313,575    (14,741,351)      (9,427,776)
Singapore                   97,409,408        795,317    (25,564,919)     (24,769,602)
South Africa                68,460,572      1,167,712     (2,014,798)        (847,086)
South Korea                 99,601,082     13,481,155     (8,002,732)       5,478,423
Taiwan                     181,608,719      7,405,812    (53,407,666)     (46,001,854)
-------------------------------------------------------------------------------------

4.   iSHARES TRANSACTIONS

The Company's authorized shares are 10.9 billion shares of $.001 par value capital stock. The number of shares authorized to each Fund are as follows:

-------------------------------------------
iShares MSCI Index Fund   Authorized Shares
-------------------------------------------
Australia                    127,800,000
Brazil                       500,000,000
Canada                       340,200,000
Hong Kong                    191,400,000
Malaysia                     127,800,000
-------------------------------------------

-------------------------------------------
iShares MSCI Index Fund   Authorized Shares
-------------------------------------------
Mexico                       255,000,000
Pacific ex-Japan             500,000,000
Singapore                    191,400,000
South Africa                 200,000,000
South Korea                  200,000,000
Taiwan                       200,000,000
-------------------------------------------

The Company issues and redeems shares ("iShares") of each Fund only in aggregations of a specified number of iShares (each, a "Creation Unit") at net asset value. Except when aggregated in Creation Units, iShares are not redeemable. Transactions in iShares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for purchase of Creation Units of a Fund is generally the in-kind deposit of a designated portfolio of equity securities constituting a portfolio sampling representation of the corresponding MSCI Index and an amount of cash (except for the iShares MSCI Brazil, iShares MSCI Malaysia, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds which are offered in Creation Units solely for cash in U.S. dollars). A purchase transaction fee and a redemption transaction fee are charged to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares.

70                               2003 iShares Semi-Annual Report to Shareholders
iSHARES, INC.

5.   LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, letters of credit issued by banks approved by BGFA, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value equal to at least 105% of the market value of the loaned securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of February 28, 2003, certain of the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market mutual funds. The market value of the securities on loan at February 28, 2003, and the value of the related collateral received are disclosed in the Statements of Assets and Liabilities.

6.   LEGAL PROCEEDINGS

The Company is a defendant in an action in the U.S. District Court for the Northern District of Illinois. There are numerous other defendants, including the Company's investment advisor, other exchange traded funds, various fund service providers and market makers, and the Chicago Stock Exchange, Inc. A company named MOPEX, Inc. is the plaintiff in this action. MOPEX claims that the actions of the parties, including the Company, infringe a patent held by MOPEX, and that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. MOPEX's patent, however, was found to be invalid by the judge in a related case in the U.S. District Court for the Southern District of New York. That case has now been settled. Although the Company is not a party to the action in New York, the Company believes that the finding of invalidity of the alleged patent will permit the action in Illinois to be resolved quickly with no effect on the Company.

Notes to the Financial Statements                                             71

Notes:

72                               2003 iShares Semi-Annual Report to Shareholders

Notes:

Notes                                                                         73

The iShares Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call iShares at 1-800-ISHARES (1-800-474-2737) to obtain a prospectus for any iShares fund. It contains more complete information, including charges and expenses.

Broad Market

iShares Dow Jones U.S. Total Market Index Fund (IYY) iShares Russell 3000 Index Fund (IWV) iShares Russell 3000 Growth Index Fund (IWZ) iShares Russell 3000 Value Index Fund (IWW)

Large Cap

iShares Russell 1000 Index Fund (IWB)
iShares Russell 1000 Growth Index Fund (IWF) iShares Russell 1000 Value Index Fund (IWD) iShares S&P 100 Index Fund (OEF) iShares S&P 500 Index Fund (IVV) iShares S&P 500/BARRA Growth Index Fund (IVW) iShares S&P 500/BARRA Value Index Fund (IVE)

Mid Cap

iShares Russell Midcap Index Fund (IWR)
iShares Russell Midcap Growth Index Fund (IWP) iShares Russell Midcap Value Index Fund (IWS) iShares S&P MidCap 400 Index Fund (IJH) iShares S&P MidCap 400/BARRA Growth Index Fund (IJK) iShares S&P MidCap 400/BARRA Value Index Fund (IJJ)

Small Cap

iShares Russell 2000 Index Fund (IWM)
iShares Russell 2000 Growth Index Fund (IWO) iShares Russell 2000 Value Index Fund (IWN) iShares S&P SmallCap 600 Index Fund (IJR) iShares S&P SmallCap 600/BARRA Growth Index Fund (IJT) iShares S&P SmallCap 600/BARRA Value Index Fund (IJS)

Sector & Industry

iShares Cohen & Steers Realty Majors Index Fund (ICF) iShares Dow Jones U.S. Basic Materials Sector Index Fund (IYM) iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund (IYC) iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund (IYK) iShares Dow Jones U.S. Energy Sector Index Fund (IYE) iShares Dow Jones U.S. Financial Sector Index Fund (IYF) iShares Dow Jones U.S. Financial Services Index Fund (IYG) iShares Dow Jones U.S. Healthcare Sector Index Fund (IYH) iShares Dow Jones U.S. Industrial Sector Index Fund (IYJ) iShares Dow Jones U.S. Real Estate Index Fund (IYR) iShares Dow Jones U.S. Technology Sector Index Fund (IYW) iShares Dow Jones U.S. Telecommunications Sector Index Fund (IYZ) iShares Dow Jones U.S. Utilities Sector Index Fund (IDU) iShares Goldman Sachs Natural Resources Index Fund (IGE) iShares Goldman Sachs Networking Index Fund (IGN) iShares Goldman Sachs Semiconductor Index Fund (IGW) iShares Goldman Sachs Software Index Fund (IGV) iShares Goldman Sachs Technology Index Fund (IGM) iShares Nasdaq Biotechnology Index Fund (IBB)

Fixed Income

iShares Lehman 1-3 Year Treasury Bond Fund (SHY) iShares Lehman 7-10 Year Treasury Bond Fund (IEF) iShares Lehman 20+ Year Treasury Bond Fund (TLT) iShares GS $ InvesTop-TM- Corporate Bond Fund (LQD)

Global Sector

iShares S&P Global Energy Sector Index Fund (IXC) iShares S&P Global Financials Sector Index Fund (IXG) iShares S&P Global Healthcare Sector Index Fund (IXJ) iShares S&P Global Technology Sector Index Fund (IXN) iShares S&P Global Telecommunications Sector Index Fund (IXP)

International/Broad Market

iShares MSCI EAFE Index Fund (EFA)

International/Regional

iShares MSCI EMU Index Fund (EZU)
iShares MSCI Pacific ex-Japan Index Fund (EPP) iShares S&P Europe 350 Index Fund (IEV)

International/Developed Country

iShares MSCI Australia Index Fund (EWA)
iShares MSCI Austria Index Fund (EWO)
iShares MSCI Belgium Index Fund (EWK)
iShares MSCI Canada Index Fund (EWC)
iShares MSCI France Index Fund (EWQ)
iShares MSCI Germany Index Fund (EWG)
iShares MSCI Hong Kong Index Fund (EWH)
iShares MSCI Italy Index Fund (EWI)
iShares MSCI Japan Index Fund (EWJ)
iShares MSCI Netherlands Index Fund (EWN) iShares MSCI Singapore Index Fund (EWS) iShares MSCI Spain Index Fund (EWP) iShares MSCI Sweden Index Fund (EWD) iShares MSCI Switzerland Index Fund (EWL) iShares MSCI United Kingdom Index Fund (EWU) iShares S&P/TOPIX 150 Index Fund (ITF)

International/Emerging Country

iShares MSCI Brazil Index Fund (EWZ)
iShares MSCI Malaysia Index Fund (EWM)
iShares MSCI Mexico Index Fund (EWW)
iShares MSCI South Africa Index Fund (EZA) iShares MSCI South Korea Index Fund (EWY) iShares MSCI Taiwan Index Fund (EWT) iShares S&P Latin America 40 Index Fund (ILF)

Global/Broad Market

iShares S&P Global 100 Index Fund (IOO)

This advertising section does not constitute part of the 2003 Semi-Annual
Report.

iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers. "GS $ InvesTop-TM-" and "Goldman Sachs-Registered Trademark-" are trademarks of Goldman, Sachs & Co.

74                               2003 iShares Semi-Annual Report to Shareholders
iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., neither of which is affiliated with SEI.

iShares are not sponsored, endorsed, sold, or promoted by Morgan Stanley Capital International, Inc., nor does this company, make any representation regarding the advisability of investing in iShares.

Investing involves risk, including possible loss of principal.

(c) 2003 Barclays Global Investors. All rights reserved. iShares is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

                                    [GRAPHIC]

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